UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2016

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF
ActiveBeta® Europe Equity ETF
ActiveBeta® International Equity ETF
ActiveBeta® Japan Equity ETF
ActiveBeta® U.S. Large Cap Equity ETF

ActiveBeta is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® ETFs

TABLE OF CONTENTS

Market Review	1

Portfolio Management Discussion and Performance Summaries	4

Schedules of Investments	35

Financial Statements	67

Financial Highlights	70

Notes to Financial Statements	75

Report of Independent Registered Public Accounting Firm	87

Other Information	88

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs ActiveBeta® ETFs

Market Review

Overall, United States and emerging market equities rallied during the 12 months ended August 31, 2016 (the “Reporting Period”), even amidst persistent volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 12.55%. The Russell 3000® Index generated a return of 11.44%. The MSCI Emerging Markets Index gained 11.83% during the Reporting Period. International equities, as represented by the MSCI World ex USA Index, increased a far more modest 0.53% during the Reporting Period.

Following a volatile summer 2015, U.S., international and emerging markets equities tumbled further in September 2015, before rebounding strongly in October 2015. U.S. equities finished November 2015 roughly flat, while international equities declined. In December 2015, the U.S. Federal Reserve (the “Fed”) delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which re-emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language or action tends to be that which is not strong or aggressive (opposite of hawkish).)

Early in 2016, however, U.S., international and emerging markets equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel, the lowest level since 2003. The Fed’s statement in January 2016 acknowledged the risks from international markets and tightening financial conditions on the U.S. economy, and sentiment improved following a dovish European Central Bank (“ECB”) press conference on January 21, 2016. Global equities stabilized somewhat in February 2016, as other global central banks also sent a more dovish signal. U.S. equities were also supported during the month by strong U.S. economic data, rallying as fourth quarter 2015 Gross Domestic Product (“GDP”) came in above market expectations. However, international equities were still down in February 2016. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate increases in 2016, down from four. Along with receding global economic concerns, this helped drive a recovery in U.S. equities. Further dovishness by other global central banks, along with receding global economic concerns, helped to finally drive a recovery in international equities as well. The ECB cut its deposit rate to -40 basis points, raised monthly quantitative easing, including the purchase of corporate bonds, and unveiled a new series of four-year loans to banks.

Following the rebound in March 2016, market sentiment remained sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. However, the Bank of Japan (“BoJ”) disappointed markets near month-end, failing to implement additional monetary stimulus, as had been widely anticipated. This, along with a weaker than consensus expected first quarter 2016 U.S. GDP of 0.5%, drove U.S. equities to fall near the end of the month. In May 2016, weaker payroll data drove expectations for a Fed hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. U.S. and international equities rallied toward month-end on anticipation of better economic data, rising oil prices and optimism that the global economy could withstand U.S. rate hikes.

The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Equity markets were otherwise dominated

MARKET REVIEW

in June 2016 by the U.K. referendum on whether to leave the European Union, popularly known as Brexit. U.S., international and emerging market equities sold off in the global risk-off sentiment that dominated toward the end of June 2016 in the days following the surprise “leave” result. However, global equity markets rather quickly rebounded owing to a combination of improving risk sentiment as markets digested the outcome and on dovish remarks from the Bank of England’s Governor Carney.

International equities rebounded strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, and U.S. equities were further buoyed by strong economic data and corporate earnings in July 2016, despite increased uncertainty post-Brexit. Internationally, concerns were somewhat assuaged by a dovish Bank of England Governor Carney, who expressed that “some monetary policy easing will likely be required over the summer.” The BoJ eased as had been widely expected, but the lack of further measures disappointed markets. In the U.S., payrolls reached an eight-month high in June 2016, suggesting that the especially weak May 2016 reading had been an outlier in an otherwise strong job market. Such sentiment was substantiated in August 2016, as payrolls data, released for July 2016, surprised to the upside for a second consecutive month.

The Bank of England delivered in August 2016, cutting policy rates by 25 basis points, accompanied by a large extension to its quantitative easing program, which helped offset negative sentiment following Brexit. However, investor concerns about U.S. rate hikes intensified following the strong July 2016 U.S. jobs reports and Fed Chair Janet Yellen’s hawkish speech at Jackson Hole toward the end of August 2016, acknowledging that the case for an interest rate hike had strengthened in recent months. Along with strong labor data and other recent hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016. These factors combined to cause both U.S. and international equities to sell off and finish the month of August 2016 roughly flat.

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the

MARKET REVIEW

“factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since its inception on September 25, 2015 through August 31, 2016 (the “Reporting

Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 13.29% based on net asset value (“NAV”) and 13.20% based on market price.[1] The Index returned 13.77%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 15.75% during the same period.

The Fund had a NAV of $25.00 per share on the date of inception and ended the Reporting Period with a NAV of $28.03 per share. The Fund’s market price on August 31, 2016 was $28.01 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund, as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index, and overweights and underweights relative to the MSCI Emerging Markets Index discussed below resulted from the Fund’s replication of the Index, rather than a decision to overweight or underweight a particular sector, country, or stock.

The Fund posted robust absolute gains but underperformed the MSCI Emerging Markets Index during the Reporting Period. Amongst underlying factors, Momentum, Quality and Low Volatility detracted from relative results, while Value contributed positively during the Reporting Period. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuations in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

PORTFOLIO RESULTS

Q	Which sectors and countries contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, financials and materials sectors detracted from the Fund’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the utilities and industrials sectors, which contributed most positively to the Fund’s results relative to the MSCI Emerging Markets Index.

From a country perspective, Index constituents in South Africa, Brazil and Thailand detracted the most from the Fund’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Conversely, holdings in Greece and China contributed most positively to the Fund’s results relative to the MSCI Emerging Markets Index.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an underweight position in Brazilian integrated oil company Petroleo Brasileiro and overweight positions in South Korean home and office furniture manufacturer Hanssem and Hong Kong-based specialty pharmaceutical company Sino Biopharmaceutical detracted most (0.11%, 0.19% and 0.37% of Fund net assets as of August 31, 2016, respectively). Petroleo Brasileiro generated a triple-digit gain during the Reporting Period, while Hanssem and Sino Biopharmaceutical each posted a double-digit decline during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, overweight positions in South Korean personal care products manufacturer Amorepacific, Brazilian electric utility Centrais Eletricas Brasileiras and Brazilian retail drugstore chain Raia Drogasil contributed most positively (0.46%, 0.28% and 0.51% of Fund net assets as of August 31, 2016, respectively). Amorepacific and Raia Drogasil each produced a double-digit gain during the Reporting Period, and Centrais Eletricas Brasileiras posted a triple-digit increase during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI EM Index
Financials	24.09%	24.63%	26.52%
Information Technology	19.93	19.31	23.26
Consumer Staples	13.96	14.40	7.93
Consumer Discretionary	10.63	10.73	10.53
Telecommunication Services	8.10	8.16	6.33
Energy	7.02	6.98	7.21
Materials	5.43	5.29	6.47
Industrials	3.91	4.02	6.10
Health Care	3.73	4.14	2.58
Utilities	2.91	2.34	3.07
Cash & Cash Equivalents	0.27	0.00	0.00

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Index	MSCI EM Index
China	25.14%	25.11%	26.56%
Korea	16.25	16.68	14.94
Taiwan	11.34	11.33	12.04
India	8.97	8.62	8.34
Brazil	8.36	8.06	7.46
South Africa	6.55	7.41	6.88
Mexico	3.99	4.07	3.86
Russia	3.84	4.08	3.59
Indonesia	2.86	2.66	2.72
Malaysia	2.72	2.50	2.79
Thailand	2.18	2.40	2.33
Philippines	1.35	1.22	1.45
Turkey	1.23	1.31	1.20
Chile	1.21	0.96	1.15
Poland	0.84	0.90	1.11
United Arab Emirates	0.57	0.45	0.86
Egypt	0.53	0.41	0.19
Hungary	0.46	0.46	0.28
Qatar	0.45	0.53	0.94
Colombia	0.39	0.25	0.47
Peru	0.30	0.20	0.38
Cash & Cash Equivalents	0.27	0.00	0.00
Greece	0.19	0.19	0.33
Czech	0.00	0.18	0.15

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2016

FUND SNAPSHOT
As of August 31, 2016
Market Price[1]	$28.01
Net Asset Value (NAV)[1]	$28.03

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 25, 2015– August 31, 2016	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® EME Index[3]	MSCI EM Index[4]
Shares	13.29%	13.20%	13.77%	15.75%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns Based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Emerging Markets Equity Index (“the Index”) is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before expense limitation)
Shares	0.45%	0.76%

[5]	The expense ratios of the Fund, both current (net of any expense limitation) and before expense limitation (gross of any expense limitation) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s expense limitation will remain in effect permanently and the Investment Adviser may not terminate the arrangement without the approval of the Fund’s Board of Trustees.

TOP TEN HOLDINGS AS OF 8/31/16[6]
Holding	% of Net Assets	Line of Business	Country
iShares MSCI India ETF	4.6%	Exchange Traded Fund	United States
Samsung Electronics Co. Ltd.	3.5	Information Technology	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4	Information Technology	Taiwan
Tencent Holdings Ltd.	3.2	Information Technology	China
iShares India 50 ETF	2.2	Exchange Traded Fund	United States
Alibaba Group Holding Ltd. ADR	2.1	Information Technology	China
China Mobile Ltd.	2.0	Telecommunication Services	China
China Construction Bank Corp., Class H	1.5	Financials	China
PowerShares India Portfolio	1.3	Exchange Traded Fund	United States
Industrial & Commercial Bank of China Ltd., Class H	1.2	Financials	China

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of August 31, 2016

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange-traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $10,000 investment made on September 25, 2015 (commencement of operations) in ETF Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and secondary underlying index, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI EM Index (net, unhedged), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2016.

Average Annual Total Return through August 31, 2016	Since Inception

Shares based on NAV (Commenced September 25, 2015)	13.29%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since its inception on March 2, 2016 through August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 6.23% based on net asset value (“NAV”) and 6.55% based on market price.[1] The Index returned 6.18%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 6.15% during the same period.

The Fund had a NAV of $25.03 per share on the date of inception and ended the Reporting Period with a NAV of $26.12 per share. The Fund’s market price on August 31, 2016 was $26.20 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund, as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index, and overweights and underweights relative to the MSCI Europe Index discussed below resulted from the Fund’s replication of the Index, rather than a decision to overweight or underweight a particular sector, country, or stock.

The Fund outperformed the MSCI Europe Index during the Reporting Period. Amongst underlying factors, Momentum contributed positively to relative results during the Reporting Period. Value and Quality detracted from relative results during the Reporting Period, while Low Volatility had a rather neutral effect. Momentum is whether a company’s share price is trending up or down. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, information technology and health care sectors contributed most positively to the Fund’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the consumer

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

PORTFOLIO RESULTS

discretionary, materials and industrials sectors detracted most from the Fund’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in Spain, France and Germany contributed most positively to the Fund’s results relative to the MSCI Europe Index. Conversely, holdings in the U.K., Ireland and Belgium detracted the most from the Fund’s results relative to the MSCI Europe Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in French digital services company Atos and German sports shoes, apparel and equipment manufacturer Adidas and an underweight position in U.K. bank Lloyds Banking Group contributed most positively (1.01%, 0.87% and 0.11% of Fund net assets as of August 31, 2016, respectively). Atos and Adidas each posted a double-digit gain during the Reporting Period. Lloyds Banking Group generated a double-digit decline during the Reporting Period.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in Swiss offshore drilling contractor Transocean, U.K. bookmaking services provider William Hill and Italian bank Banco Popolare detracted most (0.00%, 0.38% and 0.00% of Fund net assets as of August 31, 2016, respectively). Each of these stocks generated a double-digit decline during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI EU Index
Consumer Staples	18.39%	18.45%	15.93%
Financials	15.14	16.58	19.79
Industrials	14.75	14.54	12.82
Consumer Discretionary	14.42	14.04	10.52
Health Care	14.01	13.63	13.64
Materials	5.96	5.68	7.50
Information Technology	5.53	5.42	4.68
Energy	4.29	3.70	6.67
Utilities	4.04	4.23	3.95
Telecommunication Services	3.46	3.73	4.50
Cash and Cash Equivalents	0.01	0.00	0.00

Q	What was the Fund’s country positioning relative to the Index and reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Index	MSCI EU Index
UK	28.12%	27.50%	30.03%
France	17.23	17.34	15.20
Switzerland	13.92	14.07	14.20
Germany	13.22	13.51	14.27
Netherlands	5.35	5.14	5.26
Spain	4.88	4.75	4.77
Italy	4.15	4.27	3.09
Sweden	3.61	3.60	4.38
Denmark	3.35	3.50	2.90
Belgium	1.77	1.73	2.10
Norway	1.59	1.60	0.98
Finland	1.41	1.34	1.52
Ireland	0.59	0.99	0.76
Austria	0.48	0.39	0.27
Portugal	0.32	0.29	0.24
Cash and Cash Equivalents	0.01	0.00	0.00

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2016

FUND SNAPSHOT
As of August 31, 2016
Market Price[1]	$26.20
Net Asset Value (NAV)[1]	26.12

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
March 2, 2016– August 31, 2016	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Europe Equity Index[3]	MSCI Europe Index[4]
Shares	6.23%	6.55%	6.18%	6.15%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns Based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Europe Equity Index (“the Index”) is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

EXPENSE RATIO[5]
Expense Ratio
Shares	0.25%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/16[6]
Holding	% of Net Assets	Line of Business	Country
Nestle SA	2.9%	Consumer Staples	Switzerland
Roche Holding AG	2.0	Health Care	Switzerland
Novartis AG	1.8	Health Care	Switzerland
HSBC Holdings PLC	1.4	Financials	United Kingdom
British American Tobacco PLC	1.3	Consumer Staples	United Kingdom
GlaxoSmithKline PLC	1.1	Health Care	United Kingdom
Novo Nordisk A/S, Class B	1.1	Health Care	Denmark
Koninklijke Ahold Delhaize NV	1.1	Consumer Staples	Netherlands
Sanofi	1.1	Health Care	France
SAP SE	1.0	Information Technology	Germany

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of August 31, 2016

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since its inception on November 6, 2015 through August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.90% based on net asset value (“NAV”) and 1.33% based on market price.[1] The Index returned 0.95%, and the MSCI World ex USA Index (net, unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned -0.01% during the same period.

The Fund had a NAV of $24.78 per share on the date of inception and ended the Reporting Period with a NAV of $24.67 per share. The Fund’s market price on August 31, 2016 was $24.78 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund, as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index, and overweights and underweights relative to the MSCI World ex USA Index discussed below resulted from the Fund’s replication of the Index, rather than a decision to overweight or underweight a particular sector, country, or stock.

The Fund outperformed the MSCI World ex USA Index during the Reporting Period. All underlying factors contributed positively, with Value contributing most positively, followed by Low Volatility, Momentum and Quality. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time.

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

PORTFOLIO RESULTS

Q	Which sectors and countries contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, health care and materials sectors contributed most positively to the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Only partially offsetting these positive contributors were Index constituents in the consumer discretionary, energy and telecommunication services sectors, which detracted the most from the Fund’s results relative to the MSCI World ex USA Index.

From a country perspective, Index constituents in Australia, Germany and France contributed most positively to the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely, holdings in the U.K., Canada and Ireland detracted the most from the Fund’s results relative to the MSCI World ex USA Index.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Australian iron ore producer Fortescue Metals Group and Canadian gold miner Kinross Gold and an underweight position in U.S. specialty pharmaceuticals firm Valeant Pharmaceuticals International contributed most positively (0.28%, 0.18% and 0.07% of Fund net assets as of August 31, 2016, respectively). Fortescue Metals Group and Kinross Gold each generated a robust triple-digit gain during the Reporting Period, while Valeant Pharmaceuticals posted a share price decline.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Italian telecommunications carrier Telecom Italia and U.K. sports apparel retailer Sports Direct International and an underweight position in Canadian gold miner Barrick Gold detracted most (0.20%, 0.00% and 0.09% of Fund net assets as of August 31, 2016, respectively). Telecom Italia and Sports Direct International each generated a double-digit decline during the Reporting Period, while Barrick Gold posted a single-digit gain during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI World ex USA Index
Financials	20.49%	22.50%	24.84%
Consumer Staples	16.50	16.40	11.98
Consumer Discretionary	14.69	14.44	11.80
Industrials	12.70	12.50	13.45
Health Care	11.83	11.40	10.52
Information Technology	6.32	6.46	5.41
Materials	6.23	6.24	7.62
Telecommunication Services	3.91	3.82	4.67
Energy	3.56	3.07	6.22
Utilities	3.33	3.17	3.49
Cash & Cash Equivalents	0.43	0.00	0.00

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Country Name	Fund[3]	GS ActiveBeta® Index	MSCI World ex USA Index
Japan	20.79%	20.79%	21.72%
UK	15.84	16.18	17.38
France	9.54	9.80	8.79
Canada	9.33	9.05	8.70
Switzerland	8.13	8.24	8.22
Germany	7.82	7.90	8.26
Australia	6.46	6.45	6.59
Netherlands	3.04	3.07	3.05
Hong Kong	2.84	2.78	3.11
Spain	2.83	2.79	2.76
Sweden	2.47	2.28	2.54
Italy	2.29	2.35	1.79
Denmark	2.11	2.15	1.68
Singapore	1.47	1.43	1.15
Belgium	0.98	1.07	1.21
Israel	0.97	1.05	0.69
Finland	0.90	0.84	0.88
Norway	0.85	0.85	0.57
Cash & Cash Equivalents	0.43	0.00	0.00
Ireland	0.31	0.43	0.44
Austria	0.22	0.18	0.16
New Zealand	0.21	0.17	0.19
Portugal	0.17	0.17	0.14

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

[3]	Country and sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

FUND BASICS

ActiveBeta® International Equity ETF

As of August 31, 2016

FUND SNAPSHOT
As of August 31, 2016
Market Price[1]	$24.78
Net Asset Value (NAV)[1]	$24.67

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
November 6, 2015– August 31, 2016	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Intl Equity Index[3]	MSCI World ex USA Index[4]
Shares	0.90%	1.33%	0.95%	-0.01%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns Based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® International Equity Index (“the Index”) is designed to deliver exposure to equity securities of developed market issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

EXPENSE RATIO[5]
Expense Ratio
Shares	0.25%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/16[6]
Holding	% of Net Assets	Line of Business	Country
Nestle SA	1.6%	Consumer Staples	Switzerland
Roche Holding AG	1.1	Health Care	Switzerland
Novartis AG	1.1	Health Care	Switzerland
HSBC Holdings PLC	0.8	Financials	United Kingdom
Koninklijke Ahold Delhaize NV	0.7	Consumer Staples	Netherlands
Novo Nordisk A/S, Class B	0.7	Health Care	Denmark
Atos SE	0.6	Information Technology	France
British American Tobacco PLC	0.6	Consumer Staples	United Kingdom
Sanofi	0.6	Health Care	France
Commonwealth Bank of Australia	0.6	Financials	Australia

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of August 31, 2016

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and secondary underlying index, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (net, Unhedged, USD), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2016.

Average Annual Total Return through August 31, 2016	Since Inception

Shares based on NAV (Commenced November 6, 2015)	0.90%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since its inception on March 2, 2016 through August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.17% based on net asset value (“NAV”) and 7.59% based on market price.[1] The Index returned 6.99%, and the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index which the performance of the Fund is measured, and the reference index for the Index, returned 9.58% during the same period.

The Fund had a NAV of $25.69 per share on the date of inception and ended the Reporting Period with a NAV of $27.33 per share. The Fund’s market price on August 31, 2016 was $27.44 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund, as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index, and overweights and underweights relative to the MSCI Japan Index discussed below resulted from the Fund’s replication of the Index, rather than a decision to overweight or underweight a particular sector or stock.

The Fund posted solid absolute gains but underperformed the MSCI Japan Index during the Reporting Period. All underlying factors detracted from relative results during the Reporting Period, with Momentum detracting most, followed by Low Volatility, Value and Quality. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time.

Q	Which sectors contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, materials and consumer discretionary sectors detracted most from the Fund’s results relative to the MSCI Japan Index during the Reporting Period. Index constituents in the health care, consumer staples and utilities sectors detracted the least from the

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

PORTFOLIO RESULTS

Fund’s results relative to the MSCI Japan Index during the Reporting Period. None of the sectors contributed positively.

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the MSCI Japan Index, underweight positions in electrical and electronic products manufacturer Toshiba and telecommunication services provider SoftBank Group and an overweight position in electric utility Tokyo Electric Power Company Holdings detracted most (0.03%, 1.14% and 0.63% of Fund net assets as of August 31, 2016, respectively). Toshiba and SoftBank Group each posted a double-digit gain during the Reporting Period, while Tokyo Electric Power Company Holdings generated a double-digit decline during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in convenience store chain operator FamilyMart UNY Holdings, toy and game equipment and software manufacturer Bandai Namco Holdings and diversified chemicals manufacturer Mitsui Chemicals contributed most positively (0.47%, 0.57% and 0.45% of Fund net assets as of August 31, 2016, respectively). Each of these stocks posted a double-digit gain during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	MSCI Japan Index
Consumer Discretionary	21.42%	21.20%	21.22%
Industrials	16.96	16.86	19.79
Financials	15.62	15.66	17.66
Consumer Staples	12.03	11.93	7.95
Information Technology	10.46	11.30	10.45
Health Care	10.17	10.08	7.84
Telecommunication Services	4.61	4.58	6.32
Materials	3.92	3.90	5.96
Utilities	2.99	2.96	2.06
Energy	1.54	1.53	0.76
Cash & Cash Equivalents	0.27	0.00	0.00

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

[3]	Sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2016

FUND SNAPSHOT
As of August 31, 2016
Market Price[1]	$27.44
Net Asset Value (NAV)[1]	$27.33

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
March 2, 2016– August 31, 2016	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® Japan Index[3]	MSCI World Japan Index[4]
Shares	7.17%	7.59%	6.99%	9.58%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns Based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® Japan Equity Index (“the Index”) is designed to deliver exposure to equity securities of large capitalization Japan issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

EXPENSE RATIO[5]
Expense Ratio
Shares	0.25%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/16[6]
Holding	% of Net Assets	Line of Business
Toyota Motor Corp.	4.6%	Consumer Discretionary
Honda Motor Co. Ltd.	1.9	Consumer Discretionary
Mitsubishi UFJ Financial Group, Inc.	1.9	Financials
Sumitomo Mitsui Financial Group, Inc.	1.5	Financials
KDDI Corp.	1.5	Telecommunication Services
Japan Tobacco, Inc.	1.4	Consumer Staples
Seven & i Holdings Co. Ltd.	1.3	Consumer Staples
Mitsubishi Corp.	1.2	Industrials
Sony Corp.	1.1	Consumer Discretionary
SoftBank Group Corp.	1.1	Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of August 31, 2016

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the period since its inception on September 17, 2015 through August 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 8.97% based on net asset value (“NAV”) and 8.94% based on market price.[1] The Index returned 9.07%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 11.40% during the same period.

The Fund had a NAV of $40.70 per share on the date of inception and ended the Reporting Period with a NAV of $43.83 per share. The Fund’s market price on August 31, 2016 was $43.82 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund, as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index, and overweights and underweights relative to the S&P 500 Index discussed below resulted from the Fund’s replication of the Index, rather than a decision to overweight or underweight a particular sector or stock.

The Fund posted solid absolute gains but underperformed the S&P 500 Index during the Reporting Period. Amongst underlying factors, Value, Momentum and Quality detracted from relative returns, while Low Volatility contributed positively. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors contributed most positively to the Fund’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, information technology and energy sectors detracted the most from the Fund’s results relative to the S&P 500 Index. Partially offsetting these detractors were Index constituents in the financials sector, which contributed positively to the Fund’s results relative to the S&P 500 Index during the Reporting Period.

[1]	The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Relative to the S&P 500 Index, an overweight position in investment and insurance company Voya Financial and underweight positions in telecommunication services giant AT&T and integrated energy company Chevron detracted most (0.00%, 0.96% and 0.40% of Fund net assets as of August 31, 2016, respectively). Voya generated a double-digit negative return during the Reporting Period, while AT&T and Chevron each generated a double-digit gain during the Reporting Period.

Q	Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, overweight positions in packaged food producer Tyson Foods, mining company Newmont Mining and aircraft and parts contractor L-3 Communications Holdings contributed most positively (0.62%, 0.11% and 0.49% of Fund net assets as of August 31, 2016, respectively). Tyson Foods and L-3 Communications Holdings each generated a double-digit gain during the Reporting Period, while Newmont Mining posted a triple-digit increase during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® Index	S&P 500 Index
Information Technology	20.17%	20.27%	20.99%
Consumer Discretionary	15.55	15.60	12.22
Health Care	14.96	15.02	14.63
Financials	13.83	13.87	16.33
Consumer Staples	13.63	13.68	10.05
Industrials	9.36	9.39	9.95
Utilities	4.11	4.13	3.24
Energy	3.37	3.38	7.01
Telecommunication Services	2.47	2.48	2.66
Materials	2.18	2.19	2.92
Cash & Cash Equivalents	0.37	0.00	0.00

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

[3]	Sector classifications for securities may differ between the above listing and the Statement of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI.

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2016

FUND SNAPSHOT
As of August 31, 2016
Market Price[1]	$43.82
Net Asset Value (NAV)[1]	$43.83

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com.

PERFORMANCE REVIEW
September 17, 2015– August 31, 2016	Fund Total Return (based on NAV)[2]	Fund Total Return (based on Market Price)[2]	GS ActiveBeta® LC Index[3]	S&P 500 Index[4]
Shares	8.97%	8.94%	9.07%	11.40%

[2]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns Based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the midpoint of the bid/ask spread (last trade) at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

[3]	The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (“the Index”) is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals”, such as book value or free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

[4]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares.

FUND BASICS

EXPENSE RATIO[5]
Expense Ratio
Shares	0.09%

[5]	The expense ratio of the Fund is as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed on the Financial Highlights in this report.

TOP TEN HOLDINGS AS OF 8/31/16[6]
Holding	% of Net Assets	Line of Business
Apple, Inc.	2.6%	Information Technology
Microsoft Corp.	2.0	Information Technology
Johnson & Johnson	1.4	Health Care
Exxon Mobil Corp.	1.3	Energy
Amazon.com, Inc.	1.2	Consumer Discretionary
JPMorgan Chase & Co.	1.1	Financials
The Home Depot, Inc.	1.0	Consumer Discretionary
Facebook, Inc., Class A	1.0	Information Technology
Pfizer, Inc.	1.0	Health Care
AT&T, Inc.	1.0	Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND SECTOR ALLOCATIONS[7]
As of August 31, 2016

[7]	The Fund’s composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2016

The following graph shows the value, as of August 31, 2016, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and secondary underlying index, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2016.

Average Annual Total Return through August 31, 2016	Since Inception

Shares based on NAV (Commenced September 17, 2015)	8.97%*

*	Total return for periods of less than one year represents cumulative total return.

FUND BASICS

Index Definitions and Industry Terms

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. The index as of June 30, 2016, consists of the following 22 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. It is not possible to invest directly in an unmanaged index.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2016, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 86.7%
Brazil – 5.7%
1,004,407	Ambev SA (Consumer Staples)	$5,960,347
213,757	Banco Bradesco SA (Financials)	1,923,535
220,881	Banco do Brasil SA (Financials)	1,585,333
228,442	Banco Santander Brasil SA (Financials)	1,602,160
287,754	BB Seguridade Participacoes SA (Financials)	2,593,861
260,106	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros (Financials)	1,440,565
123,950	BRF SA (Consumer Staples)	2,064,045
185,153	CETIP SA – Mercados Organizados (Financials)	2,502,068
139,085	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	1,264,057
406,071	Cia Siderurgica Nacional SA (Materials)*	1,079,909
126,180	Cielo SA (Information Technology)	1,310,652
113,532	Cosan SA Industria e Comercio (Energy)	1,320,760
197,212	EDP – Energias Do Brasil SA (Utilities)	872,080
84,216	Engie Brasil Energia SA (Utilities)	1,015,655
153,611	Equatorial Energia SA (Utilities)	2,402,161
140,466	Hypermarcas SA (Consumer Staples)	1,133,701
447,657	Lojas Renner SA (Consumer Discretionary)	3,547,977
37,639	M Dias Branco SA (Consumer Staples)	1,408,349
163,116	Natura Cosmeticos SA (Consumer Staples)	1,571,740
537,069	Odontoprev SA (Health Care)	2,117,518
207,140	Petroleo Brasileiro SA (Energy)*	944,166
155,882	Porto Seguro SA (Financials)	1,328,019
241,074	Raia Drogasil SA (Consumer Staples)	4,449,037
315,106	Sul America SA (Financials)	1,591,218
95,514	Ultrapar Participacoes SA (Energy)	2,198,376

		49,227,289

Chile – 1.1%
2,121,628	Aguas Andinas SA, Class A (Utilities)	1,274,858
14,906	Banco de Chile ADR (Financials)	984,094
469,428	Cencosud SA (Consumer Staples)	1,381,358
156,745	Cia Cervecerias Unidas SA (Consumer Staples)	1,661,445
117,419	Empresas COPEC SA (Energy)	1,031,429
106,536	Latam Airlines Group SA ADR (Industrials)*	865,072
153,612	SACI Falabella (Consumer Discretionary)	1,097,558
33,844	Sociedad Quimica y Minera de Chile SA ADR (Materials)	863,022

		9,158,836

Common Stocks – (continued)
China – 24.4%
214,072	AAC Technologies Holdings, Inc. (Information Technology)	$2,441,057
8,760,524	Agricultural Bank of China Ltd., Class H (Financials)	3,602,807
188,266	Alibaba Group Holding Ltd. ADR (Information Technology)*	18,297,572
430,303	ANTA Sports Products Ltd. (Consumer Discretionary)	1,164,968
48,129	Baidu, Inc. ADR (Information Technology)*	8,233,428
16,984,660	Bank of China Ltd., Class H (Financials)	7,641,920
3,102,339	Bank of Communications Co. Ltd., Class H (Financials)	2,395,721
185,509	Beijing Enterprises Holdings Ltd. (Industrials)	1,064,254
3,288,717	Belle International Holdings Ltd. (Consumer Discretionary)	2,136,866
142,405	BYD Co. Ltd., Class H (Consumer Discretionary)*	991,378
3,710,254	China Cinda Asset Management Co. Ltd., Class H (Financials)	1,257,997
3,480,556	China CITIC Bank Corp Ltd., Class H (Financials)	2,297,412
3,707,434	China Communications Services Corp. Ltd., Class H (Telecommunication Services)	2,179,508
449,689	China Conch Venture Holdings Ltd. (Industrials)	864,970
17,859,476	China Construction Bank Corp., Class H (Financials)	13,354,170
2,712,173	China Everbright Bank Co. Ltd., Class H (Financials)	1,283,228
3,595,400	China Huishan Dairy Holdings Co. Ltd. (Consumer Staples)	1,381,286
1,033,253	China Life Insurance Co. Ltd., Class H (Financials)	2,469,657
892,997	China Medical System Holdings Ltd. (Health Care)	1,496,627
962,117	China Mengniu Dairy Co. Ltd. (Consumer Staples)	1,825,811
1,102,175	China Merchants Bank Co. Ltd., Class H (Financials)	2,682,704
1,978,763	China Minsheng Banking Corp. Ltd., Class H (Financials)	2,127,551
1,388,854	China Mobile Ltd. (Telecommunication Services)	17,153,088
955,715	China Overseas Land & Investment Ltd. (Real Estate)	3,160,356
283,742	China Pacific Insurance Group Co. Ltd., Class H (Financials)	998,634
4,658,136	China Petroleum & Chemical Corp., Class H (Energy)	3,380,966
1,246,781	China Railway Group Ltd., Class H (Industrials)	924,226
737,851	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	1,702,715

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
425,570	China Resources Land Ltd. (Real Estate)	$1,198,789
561,995	China Resources Power Holdings Co. Ltd. (Utilities)	970,862
562,830	China Shenhua Energy Co. Ltd., Class H (Energy)	1,011,487
6,034,981	China Telecom Corp. Ltd., Class H (Telecommunication Services)	3,119,899
2,154,861	China Unicom Hong Kong Ltd. (Telecommunication Services)	2,441,902
2,240,259	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	1,299,664
864,747	CITIC Ltd. (Industrials)	1,362,324
1,304,626	CNOOC Ltd. (Energy)	1,602,873
2,488,159	Country Garden Holdings Co. Ltd. (Real Estate)	1,263,847
2,193,978	CSPC Pharmaceutical Group Ltd. (Health Care)	2,129,842
24,363	Ctrip.com International Ltd. ADR (Consumer Discretionary)*	1,153,588
1,553,322	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	1,660,108
1,083,079	Far East Horizon Ltd. (Financials)	1,012,321
3,252,886	Geely Automobile Holdings Ltd. (Consumer Discretionary)	2,608,431
725,927	Guangdong Investment Ltd. (Utilities)	1,123,038
956,689	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	1,317,232
826,295	Guangzhou R&F Properties Co. Ltd., Class H (Real Estate)	1,395,489
195,000	Hengan International Group Co. Ltd. (Consumer Staples)	1,650,401
16,036,291	Industrial & Commercial Bank of China Ltd., Class H (Financials)	10,192,273
40,016	JD.com, Inc. ADR (Consumer Discretionary)*	1,016,806
738,258	Jiangsu Expressway Co. Ltd., Class H (Industrials)	1,037,421
1,313,426	Kunlun Energy Co. Ltd. (Energy)	966,856
756,255	Longfor Properties Co. Ltd. (Real Estate)	1,218,705
1,371,204	Luye Pharma Group Ltd. (Health Care)*	871,504
22,164	NetEase, Inc. ADR (Information Technology)	4,698,103
59,294	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)	2,340,927
2,584,085	People’s Insurance Co Group of China Ltd. (The), Class H (Financials)	1,039,397
3,617,547	PetroChina Co. Ltd., Class H (Energy)	2,415,818
1,149,643	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,900,077

Common Stocks – (continued)
China – (continued)
1,095,852	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	5,672,280
202,179	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	1,328,007
437,342	Sinopharm Group Co. Ltd., Class H (Health Care)	2,241,189
28,218	TAL Education Group ADR (Consumer Discretionary)*	1,686,308
1,067,541	Tencent Holdings Ltd. (Information Technology)	27,773,201
1,134,756	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	1,050,382
462,872	TravelSky Technology Ltd., Class H (Information Technology)	1,007,288
343,796	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	1,152,376
108,248	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	1,532,792
2,438,324	Want Want China Holdings Ltd. (Consumer Staples)	1,606,322
2,489,109	Zijin Mining Group Co. Ltd., Class H (Materials)	827,911

		210,408,917

Colombia – 0.4%
239,179	Cementos Argos SA (Materials)	955,485
93,558	Grupo de Inversiones Suramericana SA (Financials)	1,223,875
361,840	Interconexion Electrica SA Esp (Utilities)	1,212,748

		3,392,108

Egypt – 0.5%
875,687	Commercial International Bank Egypt SAE GDR (Financials)	3,679,637
452,906	Global Telecom Holding SAE GDR (Telecommunication Services)*	901,283

		4,580,920

Greece – 0.2%
175,695	Hellenic Telecommunications Organization SA (Telecommunication Services)	1,663,282

Hong Kong – 0.8%
987,179	Haier Electronics Group Co. Ltd. (Consumer Discretionary)	1,651,927
4,954,170	Sino Biopharmaceutical Ltd. (Health Care)	3,180,683
3,304,215	Sun Art Retail Group Ltd. (Consumer Staples)	2,125,637

		6,958,247

Hungary – 0.5%
23,122	MOL Hungarian Oil & Gas PLC (Energy)	1,441,370
43,423	OTP Bank PLC (Financials)	1,132,738

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Hungary – (continued)
68,950	Richter Gedeon Nyrt (Health Care)	$1,412,471

		3,986,579

Indonesia – 2.9%
23,620,514	Adaro Energy Tbk PT (Energy)	2,047,764
2,714,194	Astra International Tbk PT (Consumer Discretionary)	1,667,597
1,996,320	Bank Central Asia Tbk PT (Financials)	2,264,954
1,814,732	Bank Mandiri Persero Tbk PT (Financials)	1,535,648
1,344,341	Bank Rakyat Indonesia Persero Tbk PT (Financials)	1,180,669
3,059,229	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	860,228
367,916	Gudang Garam Tbk PT (Consumer Staples)	1,786,188
3,725,936	Hanjaya Mandala Sampoerna Tbk PT (Consumer Staples)	1,117,921
1,600,408	Indofood Sukses Makmur TBK PT (Consumer Staples)	956,143
11,357,104	Kalbe Farma Tbk PT (Health Care)	1,536,826
1,033,897	Matahari Department Store Tbk PT (Consumer Discretionary)	1,558,835
4,532,094	Surya Citra Media Tbk PT (Consumer Discretionary)	1,035,224
9,176,202	Telekomunikasi Indonesia Persero Tbk PT (Telecommunication Services)	2,912,311
802,988	Unilever Indonesia Tbk PT (Consumer Staples)	2,763,393
7,237,981	Waskita Karya Persero TBK PT (Industrials)	1,522,350

		24,746,051

Malaysia – 2.7%
1,198,000	AirAsia Bhd (Industrials)	886,204
1,723,629	Astro Malaysia Holdings Bhd (Consumer Discretionary)	1,253,780
160,002	British American Tobacco Malaysia Bhd (Consumer Staples)	1,941,881
2,135,619	DiGi.Com Bhd (Telecommunication Services)	2,643,523
922,163	Genting Bhd (Consumer Discretionary)	1,773,609
521,234	Hap Seng Consolidated Bhd (Industrials)	999,926
886,738	IHH Healthcare Bhd (Health Care)	1,429,976
1,405,800	IOI Properties Group Bhd (Real Estate)	873,534
207,400	Kuala Lumpur Kepong Bhd (Consumer Staples)	1,205,891
597,738	Malayan Banking Bhd (Financials)	1,152,586
639,813	Maxis Bhd (Telecommunication Services)	990,760
608,332	Petronas Chemicals Group Bhd (Materials)	1,003,511

Common Stocks – (continued)
Malaysia – (continued)
170,612	Petronas Dagangan Bhd (Energy)	984,421
299,788	Public Bank Bhd (Financials)	1,463,642
477,100	Tenaga Nasional Bhd (Utilities)	1,734,054
849,184	Westports Holdings Bhd (Industrials)	931,789
2,781,298	YTL Corp Bhd (Utilities)	1,152,159
2,963,717	YTL Power International Bhd (Utilities)	1,088,876

		23,510,122

Mexico – 4.0%
708,372	Alfa SAB de CV, Class A (Industrials)	1,148,412
5,317,909	America Movil SAB de CV, Series L (Telecommunication Services)	3,173,483
268,137	Arca Continental SAB de CV (Consumer Staples)	1,665,203
1,761,667	Cemex SAB de CV, Series CPO (Materials)*	1,453,682
130,647	Coca-Cola Femsa SAB de CV, Series L (Consumer Staples)	969,704
83,111	El Puerto de Liverpool SAB de CV, Series C1 (Consumer Discretionary)	901,992
339,228	Fomento Economico Mexicano SAB de CV (Consumer Staples)	3,096,402
679,690	Gentera SAB de CV (Financials)	1,313,362
184,104	Gruma SAB de CV, Class B (Consumer Staples)	2,441,711
162,563	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	1,608,938
90,676	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	1,378,011
1,152,817	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,268,059
365,873	Grupo Comercial Chedraui SA de CV (Consumer Staples)	880,325
329,285	Grupo Financiero Banorte SAB de CV, Class O (Financials)	1,766,250
689,332	Grupo Financiero Santander Mexico SAB de CV, Class B (Financials)	1,310,804
487,571	Grupo Lala SAB de CV (Consumer Staples)	1,017,843
509,726	Grupo Mexico SAB de CV, Series B (Materials)	1,271,293
37,028	Industrias Penoles SAB de CV (Materials)	854,879
538,503	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	1,287,127
88,629	Promotora y Operadora de Infraestructura SAB de CV (Industrials)	1,060,988
1,152,967	Wal-Mart de Mexico SAB de CV (Consumer Staples)	2,622,608

		34,491,076

Netherlands – 0.4%
570,163	Steinhoff International Holdings NV (Consumer Discretionary)	3,418,463

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Peru – 0.3%
67,353	Cia de Minas Buenaventura Saa ADR (Materials)*	$832,483
11,315	Credicorp Ltd. (Financials)	1,772,834

		2,605,317

Philippines – 1.3%
790,950	Aboitiz Equity Ventures, Inc. (Industrials)	1,273,125
39,854	Globe Telecom, Inc. (Telecommunication Services)	1,684,996
31,615	GT Capital Holdings, Inc. (Financials)	1,041,507
659,918	JG Summit Holdings, Inc. (Industrials)	1,104,702
287,288	Jollibee Foods Corp. (Consumer Discretionary)	1,510,582
8,593,800	Metro Pacific Investments Corp. (Financials)	1,276,298
225,060	Security Bank Corp. (Financials)	1,030,750
2,327,871	SM Prime Holdings, Inc. (Real Estate)	1,491,296
314,795	Universal Robina Corp. (Consumer Staples)	1,263,369

		11,676,625

Poland – 0.8%
35,753	CCC SA (Consumer Discretionary)	1,663,632
121,932	Grupa Lotos SA (Energy)*	905,601
926	LPP SA (Consumer Discretionary)	1,065,361
113,808	Polski Koncern Naftowy ORLEN SA (Energy)	1,891,296
643,317	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	876,649
124,318	Powszechny Zaklad Ubezpieczen SA (Financials)	878,825

		7,281,364

Qatar – 0.4%
46,505	Commercial Bank QSC (The) (Financials)	536,397
66,441	Ooredoo QSC (Telecommunication Services)	1,873,890
33,647	Qatar National Bank SAQ (Financials)	1,506,162

		3,916,449

Russia – 3.7%
1,144,935	Gazprom PJSC ADR (Energy)	4,631,262
111,927	Lukoil PJSC (Energy)	4,989,759
12,426	MMC Norilsk Nickel PJSC (Materials)	1,820,090
238,348	Mobile TeleSystems PJSC ADR (Telecommunication Services)	1,937,769
992,758	Moscow Exchange MICEX-RTS PJSC (Financials)	1,930,593
612,655	Rosneft PJSC GDR (Energy)	3,201,123
974,605	Rostelecom PJSC (Telecommunication Services)	1,225,742

Common Stocks – (continued)
Russia – (continued)
430,202	Sberbank of Russia PJSC ADR (Financials)	3,944,952
208,940	Severstal PAO GDR (Materials)	2,459,224
276,684	Surgutneftegas OAO ADR (Energy)	1,397,254
193,902	Surgutneftegas OJSC ADR (Energy)	914,054
99,723	Tatneft PAO ADR (Energy)	2,941,829
439,026	VTB Bank PJSC GDR (Financials)	897,808

		32,291,459

South Africa – 6.2%
56,291	AngloGold Ashanti Ltd. (Materials)*	917,311
114,467	Barclays Africa Group Ltd. (Financials)	1,158,350
112,125	Bidvest Group Ltd. (The) (Industrials)	1,158,273
247,279	Brait SE (Financials)*	1,957,844
222,798	Coronation Fund Managers Ltd. (Financials)	1,055,986
239,248	Exxaro Resources Ltd. (Energy)	1,223,219
722,994	FirstRand Ltd. (Financials)	2,165,422
95,129	Foschini Group Ltd (The) (Consumer Discretionary)	845,058
270,605	Gold Fields Ltd. (Materials)	1,381,333
773,967	Growthpoint Properties Ltd. REIT (Real Estate)	1,337,623
97,007	Imperial Holdings Ltd. (Consumer Discretionary)	1,039,812
137,662	Liberty Holdings Ltd. (Financials)	1,055,049
385,498	Life Healthcare Group Holdings Ltd. (Health Care)	1,008,667
151,691	Massmart Holdings Ltd. (Consumer Staples)	1,334,113
59,397	Mondi Ltd. (Materials)	1,198,908
135,839	Mr Price Group Ltd. (Consumer Discretionary)	1,703,002
141,420	MTN Group Ltd. (Telecommunication Services)	1,155,261
56,963	Naspers Ltd., Class N (Consumer Discretionary)	9,314,366
595,086	Netcare Ltd. (Health Care)	1,328,556
495,298	Pick n Pay Stores Ltd. (Consumer Staples)	2,480,504
93,787	Pioneer Foods Group Ltd. (Consumer Staples)	1,083,568
1,417,729	Redefine Properties Ltd. REIT (Real Estate)	1,061,792
185,514	Resilient REIT Ltd. REIT (Real Estate)	1,487,728
219,463	Sanlam Ltd. (Financials)	931,895
366,430	Sappi Ltd. (Materials)*	1,803,244
126,000	Shoprite Holdings Ltd. (Consumer Staples)	1,614,160
271,450	Sibanye Gold Ltd. (Materials)	1,052,102
81,884	SPAR Group Ltd (The) (Consumer Staples)	1,068,477
196,818	Standard Bank Group Ltd. (Financials)	1,780,894

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
South Africa – (continued)
374,282	Telkom SA SOC Ltd. (Telecommunication Services)	$1,546,562
40,890	Tiger Brands Ltd. (Consumer Staples)	1,060,228
220,643	Vodacom Group Ltd. (Telecommunication Services)	2,293,230
288,352	Woolworths Holdings Ltd. (Consumer Discretionary)	1,580,295

		53,182,832

South Korea – 15.0%
10,031	Amorepacific Corp. (Consumer Staples)	3,472,615
19,435	AMOREPACIFIC Group (Consumer Staples)	2,527,422
13,521	BGF Retail Co. Ltd. (Consumer Staples)	2,455,608
118,561	BNK Financial Group, Inc. (Financials)	941,045
14,452	Celltrion, Inc. (Health Care)*	1,384,281
5,405	CJ CheilJedang Corp (Consumer Staples)	1,888,114
29,741	Coway Co. Ltd. (Consumer Discretionary)	2,224,573
151,969	DGB Financial Group, Inc. (Financials)	1,245,737
30,564	Dongbu Insurance Co. Ltd. (Financials)	1,850,287
7,769	E-MART, Inc. (Consumer Staples)	1,097,415
19,119	GS Holdings Corp. (Energy)	847,066
21,503	GS Retail Co. Ltd. (Consumer Staples)	908,333
68,874	Hana Financial Group, Inc. (Financials)	1,809,873
32,667	Hankook Tire Co. Ltd. (Consumer Discretionary)	1,634,815
4,067	Hanmi Pharm Co. Ltd. (Health Care)	2,166,635
12,496	Hanssem Co. Ltd. (Consumer Discretionary)	1,647,455
54,258	Hanwha Chemical Corp. (Materials)	1,245,744
30,989	Hanwha Corp. (Industrials)	1,018,607
173,281	Hanwha Life Insurance Co. Ltd. (Financials)	881,169
20,924	Hotel Shilla Co. Ltd. (Consumer Discretionary)	1,272,329
8,717	Hyosung Corp. (Materials)	1,031,968
37,155	Hyundai Engineering & Construction Co. Ltd. (Industrials)	1,284,597
38,406	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	1,164,236
11,586	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	2,706,864
10,799	Hyundai Motor Co. (Consumer Discretionary)	1,288,132
22,880	Hyundai Steel Co. (Materials)	1,052,685
83,237	Industrial Bank of Korea (Financials)	877,161

Common Stocks – (continued)
South Korea – (continued)
33,256	Kangwon Land, Inc. (Consumer Discretionary)	1,176,636
77,968	KB Financial Group, Inc. (Financials)	2,720,139
48,319	Kia Motors Corp. (Consumer Discretionary)	1,817,921
59,287	Korea Electric Power Corp. (Utilities)	3,083,987
52,792	Korea Gas Corp. (Utilities)	2,009,884
3,161	Korea Zinc Co. Ltd. (Materials)	1,356,537
77,775	KT Corp. (Telecommunication Services)	2,204,206
19,637	KT&G Corp. (Consumer Staples)	2,060,564
4,857	LG Chem Ltd. (Materials)	1,178,313
23,846	LG Corp. (Industrials)	1,409,373
45,967	LG Display Co. Ltd. (Information Technology)	1,238,842
37,679	LG Electronics, Inc. (Consumer Discretionary)	1,740,331
4,525	LG Household & Health Care Ltd. (Consumer Staples)	3,859,439
298,714	LG Uplus Corp. (Telecommunication Services)	3,121,092
6,437	Lotte Chemical Corp. (Materials)	1,547,189
6,804	NAVER Corp (Information Technology)	5,156,395
5,115	NCSoft Corp. (Information Technology)	1,238,610
1,485	Orion Corp. (Consumer Staples)	989,556
13,381	POSCO (Materials)	2,772,207
24,944	S-1 Corp. (Industrials)	2,304,244
20,589	Samsung Electronics Co. Ltd. (Information Technology)	29,914,063
3,956	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	957,955
14,299	Samsung Life Insurance Co. Ltd. (Financials)	1,320,894
8,049	Samsung SDI Co. Ltd. (Information Technology)	833,775
57,079	Shinhan Financial Group Co. Ltd. (Financials)	2,098,869
5,622	SK Holdings Co. Ltd. (Industrials)	1,068,936
102,359	SK Hynix, Inc. (Information Technology)	3,346,175
10,643	SK Innovation Co. Ltd. (Energy)	1,388,840
11,801	SK Telecom Co. Ltd. (Telecommunication Services)	2,312,573
163,417	Woori Bank (Financials)	1,553,561

		129,705,872

Taiwan – 11.4%
769,794	Advanced Semiconductor Engineering, Inc. (Information Technology)	946,155
221,563	Advantech Co. Ltd. (Information Technology)	1,811,998
1,268,373	Asia Cement Corp. (Materials)	1,133,243

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
113,736	Asustek Computer, Inc. (Information Technology)	$962,421
1,556,580	Cathay Financial Holding Co. Ltd. (Financials)	1,967,156
1,914,978	Chang Hwa Commercial Bank Ltd. (Financials)	962,604
475,002	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	1,008,970
3,374,072	China Development Financial Holding Corp. (Financials)	852,809
1,481,184	China Life Insurance Co. Ltd./Taiwan (Financials)	1,311,712
2,392,585	China Steel Corp. (Materials)	1,658,873
856,206	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	3,076,141
3,102,617	CTBC Financial Holding Co. Ltd. (Financials)	1,794,268
1,796,047	E.Sun Financial Holding Co. Ltd. (Financials)	1,010,367
494,563	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	1,151,832
460,038	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	2,189,242
2,233,881	First Financial Holding Co. Ltd. (Financials)	1,147,548
510,061	Formosa Chemicals & Fibre Corp. (Materials)	1,324,563
474,705	Formosa Petrochemical Corp. (Energy)	1,388,337
590,007	Formosa Plastics Corp. (Materials)	1,455,935
1,000,717	Formosa Taffeta Co. Ltd. (Consumer Discretionary)	966,640
1,698,100	Fubon Financial Holding Co. Ltd. (Financials)	2,402,883
2,491,416	Hon Hai Precision Industry Co. Ltd. (Information Technology)	6,909,586
312,291	HTC Corp. (Information Technology)*	836,568
1,874,345	Hua Nan Financial Holdings Co. Ltd. (Financials)	965,807
1,162,505	Inventec Corp. (Information Technology)	862,797
17,420	Largan Precision Co. Ltd. (Information Technology)	1,954,435
748,523	Lite-On Technology Corp. (Information Technology)	1,132,321
122,068	MediaTek, Inc. (Information Technology)	959,833
1,658,563	Mega Financial Holding Co. Ltd. (Financials)	1,129,039
447,054	Nan Ya Plastics Corp. (Materials)	853,799
127,150	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	1,442,587
63,742	OBI Pharma, Inc. (Health Care)*	797,516
884,255	Pou Chen Corp. (Consumer Discretionary)	1,281,913

Common Stocks – (continued)
Taiwan – (continued)
438,932	Powertech Technology, Inc. (Information Technology)	1,145,383
550,169	President Chain Store Corp. (Consumer Staples)	4,378,049
213,959	Realtek Semiconductor Corp. (Information Technology)	856,362
3,377,721	SinoPac Financial Holdings Co Ltd. (Financials)	987,859
815,623	Standard Foods Corp. (Consumer Staples)	2,012,678
5,352,812	Taiwan Business Bank (Financials)*	1,430,543
2,094,817	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	920,965
463,636	Taiwan Mobile Co. Ltd. (Telecommunication Services)	1,629,202
5,192,237	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	28,799,852
1,726,251	Uni-President Enterprises Corp. (Consumer Staples)	3,264,211
463,595	Vanguard International Semiconductor Corp. (Information Technology)	869,318
1,691,317	Wistron Corp. (Information Technology)	1,241,950
732,145	WPG Holdings Ltd. (Information Technology)	871,038

		98,057,308

Thailand – 2.2%
231,516	Advanced Info Service PCL NVDR (Telecommunication Services)	1,106,900
115,432	Airports of Thailand PCL NVDR (Industrials)	1,340,546
2,035,100	Bangkok Dusit Medical Services PCL NVDR (Health Care)	1,381,602
1,716,292	BEC World PCL NVDR (Consumer Discretionary)	1,110,628
3,615,666	BTS Group Holdings PCL NVDR (Industrials)	945,292
185,797	Bumrungrad Hospital PCL NVDR (Health Care)	912,467
759,300	Central Pattana PCL NVDR (Real Estate)	1,321,599
882,400	Charoen Pokphand Foods PCL NVDR (Consumer Staples)	828,473
728,977	CP ALL PCL NVDR (Consumer Staples)	1,310,939
245,800	Electricity Generating PCL NVDR (Utilities)	1,402,421
4,050,300	Home Product Center PCL NVDR (Consumer Discretionary)	1,275,390
170,257	PTT PCL NVDR (Energy)	1,716,563
552,500	Robinson Department Store PCL NVDR (Consumer Discretionary)	1,021,508
244,579	Siam Commercial Bank PCL (The) NVDR (Financials)	1,130,495

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Thailand – (continued)
460,700	Thai Oil PCL NVDR (Energy)	$941,617
1,755,490	Thai Union Group PCL NVDR (Consumer Staples)	1,090,351

		18,836,791

Turkey – 1.2%
145,330	Arcelik As (Consumer Discretionary)	1,039,229
144,760	BIM Birlesik Magazalar AS (Consumer Staples)	2,480,258
379,306	Haci Omer Sabanci Holding AS (Financials)	1,170,310
211,739	KOC Holding AS (Industrials)	918,769
819,877	Petkim Petrokimya Holding As (Materials)	1,271,750
44,709	Tupras Turkiye Petrol Rafinerileri AS (Energy)	874,810
482,311	Turk Telekomunikasyon AS (Telecommunication Services)	973,065
371,386	Turkiye Garanti Bankasi AS (Financials)	957,614
567,084	Turkiye Is Bankasi, Class C (Financials)	921,792

		10,607,597

United Arab Emirates – 0.6%
1,320,988	Aldar Properties PJSC (Real Estate)	992,602
664,020	Dubai Islamic Bank PJSC (Financials)	987,054
542,137	Emaar Properties PJSC (Real Estate)	1,047,936
350,783	Emirates Telecommunications Group Co. PJSC (Telecommunication Services)	1,886,136

		4,913,728

TOTAL COMMON STOCKS
(Cost $668,944,048)		$748,617,232

Exchange-Traded Funds – 9.0%
United States – 9.0%
626,510	iShares India 50 ETF	$18,839,156
1,337,948	iShares MSCI India ETF	39,549,743
558,209	PowerShares India Portfolio	11,538,180
361,526	WisdomTree India Earnings Fund	7,837,883

TOTAL EXCHANGE-TRADED FUNDS
(Cost $67,353,598)		$77,764,962

Preferred Stocks – 4.2%
Brazil – 2.7%
501,016	Banco Bradesco SA (Financials)	$4,502,296
211,363	Braskem SA, Class A (Materials)	1,575,843
271,854	Centrais Eletricas Brasileiras SA, Class B (Utilities)*	2,395,893
113,253	Cia Brasileira de Distribuicao (Consumer Staples)	1,763,690

Preferred Stocks – (continued)
Brazil – (continued)
801,634	Gerdau SA (Materials)	2,250,862
590,631	Itau Unibanco Holding SA (Financials)	6,547,753
526,010	Itausa – Investimentos Itau SA (Financials)	1,398,876
265,505	Petroleo Brasileiro SA (Energy)*	1,055,025
106,654	Telefonica Brasil SA (Telecommunication Services)	1,605,845

		23,096,083

Chile – 0.1%
367,127	Embotelladora Andina SA, Class B (Consumer Staples)	1,318,268

Russia – 0.1%
373	Transneft PJSC (Energy)	884,228

South Korea – 1.3%
20,067	Amorepacific Corp. (Consumer Staples)	3,959,408
4,926	LG Household & Health Care Ltd. (Consumer Staples)	2,513,807
3,681	Samsung Electronics Co. Ltd. (Information Technology)	4,370,981

		10,844,196

TOTAL PREFERRED STOCKS
(Cost $26,568,174)		$36,142,775

TOTAL INVESTMENTS – 99.9%
(Cost $762,865,820)		$862,524,969

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		863,092

NET ASSETS – 100.0%		$863,388,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 99.4%
Australia – 0.0%
624	BHP Billiton PLC (Materials)	$8,090

Austria – 0.5%
707	ANDRITZ AG (Industrials)	36,021
624	Erste Group Bank AG (Financials)*	17,503
1,934	OMV AG (Energy)	54,108
3,859	Raiffeisen Bank International AG (Financials)*	54,756

		162,388

Belgium – 1.8%
668	Ageas (Financials)	23,041
2,221	Anheuser-Busch InBev SA/NV (Consumer Staples)	274,697
1,836	Colruyt SA (Consumer Staples)	100,617
501	Groupe Bruxelles Lambert SA (Financials)	43,897
598	Proximus SADP (Telecommunication Services)	18,269
78	Solvay SA (Materials)	8,549
1,190	Telenet Group Holding NV (Consumer Discretionary)*	55,725
382	UCB SA (Health Care)	31,317
749	Umicore SA (Materials)	44,163

		600,275

Denmark – 3.4%
1,220	Carlsberg A/S, Class B (Consumer Staples)	114,194
910	Chr Hansen Holding A/S (Materials)	55,096
962	Coloplast A/S, Class B (Health Care)	73,058
953	Danske Bank A/S (Financials)	27,923
1,174	DSV A/S (Industrials)	58,132
325	Genmab A/S (Health Care)*	51,843
1,924	ISS A/S (Industrials)	77,794
8,231	Novo Nordisk A/S, Class B (Health Care)	385,154
234	Novozymes A/S, Class B (Materials)	10,130
811	Pandora A/S (Consumer Discretionary)	100,729
9,730	TDC A/S (Telecommunication Services)*	53,698
936	Tryg A/S (Financials)	18,643
868	Vestas Wind Systems A/S (Industrials)	71,894
1,769	William Demant Holding A/S (Health Care)*	36,902

		1,135,190

Finland – 1.4%
806	Elisa OYJ (Telecommunication Services)	28,313
494	Fortum OYJ (Utilities)	7,615
976	Kone OYJ, Class B (Industrials)	48,970
1,615	Neste OYJ (Energy)	67,164
3,659	Nokia OYJ (Information Technology)	20,539
546	Nokian Renkaat OYJ (Consumer Discretionary)	19,684
2,807	Orion OYJ, Class B (Health Care)	106,106
919	Sampo OYJ, Class A (Financials)	39,396
5,910	UPM-Kymmene OYJ (Materials)	118,546
514	Wartsila OYJ Abp (Industrials)	21,113

		477,446

Common Stocks – (continued)
France – 17.0%
3,146	Accor SA (Consumer Discretionary)	$118,588
208	Aeroports de Paris (Industrials)	21,428
661	Air Liquide SA (Materials)	72,390
696	Airbus Group SE (Industrials)	40,534
714	Alstom SA (Industrials)*	18,859
241	Arkema SA (Materials)	21,481
3,500	Atos SE (Information Technology)	343,854
7,113	AXA SA (Financials)	149,094
3,949	BNP Paribas SA (Financials)	200,580
3,224	Bollore SA (Industrials)	11,627
296	Bouygues SA (Industrials)	9,372
1,374	Bureau Veritas SA (Industrials)	29,412
1,271	Capgemini SA (Information Technology)	123,636
3,579	Carrefour SA (Consumer Staples)	89,966
343	Casino Guichard Perrachon SA (Consumer Staples)	16,940
1,150	Christian Dior SE (Consumer Discretionary)	198,526
884	Cie de Saint-Gobain (Industrials)	38,713
676	Cie Generale des Etablissements Michelin (Consumer Discretionary)	71,751
3,900	CNP Assurances (Financials)	62,678
7,665	Credit Agricole SA (Financials)	72,478
3,332	Danone SA (Consumer Staples)	252,757
1,068	Dassault Systemes (Information Technology)	89,830
1,803	Eiffage SA (Industrials)	140,968
1,742	Engie SA (Utilities)	27,725
976	Essilor International SA (Health Care)	123,757
645	Eurazeo SA (Financials)	39,072
1,222	Eutelsat Communications SA (Consumer Discretionary)	23,715
353	Fonciere Des Regions REIT (Real Estate)	32,930
359	Gecina SA REIT (Real Estate)	56,077
562	Hermes International (Consumer Discretionary)	236,976
260	ICADE REIT (Real Estate)	20,033
58	Iliad SA (Telecommunication Services)	11,941
338	Imerys SA (Materials)	23,780
234	Ingenico Group SA (Information Technology)	25,160
520	JCDecaux SA (Consumer Discretionary)	17,838
36	Kering (Consumer Discretionary)	6,814
875	Klepierre REIT (Real Estate)	40,940
1,248	Lagardere SCA (Consumer Discretionary)	30,392
1,222	Legrand SA (Industrials)	73,099
1,351	L’Oreal SA (Consumer Staples)	254,817
1,027	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	173,518
5,170	Natixis SA (Financials)	22,837
3,671	Orange SA (Telecommunication Services)	55,972
669	Pernod Ricard SA (Consumer Staples)	76,671
8,108	Peugeot SA (Consumer Discretionary)*	119,425
1,023	Publicis Groupe SA (Consumer Discretionary)	75,825

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
506	Remy Cointreau SA (Consumer Staples)	$44,087
1,354	Renault SA (Consumer Discretionary)	110,553
10,051	Rexel SA (Industrials)	161,254
286	Safran SA (Industrials)	19,966
4,734	Sanofi (Health Care)	364,171
1,790	Schneider Electric SE (Industrials)	121,790
2,184	SCOR SE (Financials)	64,155
505	Societe BIC SA (Industrials)	73,596
2,915	Societe Generale SA (Financials)	105,985
512	Sodexo SA (Consumer Discretionary)	59,219
2,118	Suez (Utilities)	31,999
1,164	Technip SA (Energy)	68,671
832	Thales SA (Industrials)	71,935
6,383	TOTAL SA (Energy)	303,912
364	Unibail-Rodamco SE REIT (Real Estate)	99,730
479	Valeo SA (Consumer Discretionary)	24,748
2,245	Veolia Environnement SA (Utilities)	47,669
2,276	Vinci SA (Industrials)	172,347
1,852	Vivendi SA (Consumer Discretionary)	35,849
199	Wendel SA (Financials)	22,596

		5,769,008

Germany – 12.4%
1,788	adidas AG (Consumer Discretionary)	296,617
1,464	Allianz SE (Financials)	217,757
468	Axel Springer SE (Consumer Discretionary)	23,799
2,404	BASF SE (Materials)	195,186
3,167	Bayer AG (Health Care)	338,510
217	Bayerische Motoren Werke AG (Consumer Discretionary)	18,854
1,586	Beiersdorf AG (Consumer Staples)	147,336
442	Brenntag AG (Industrials)	24,018
996	Commerzbank AG (Financials)	6,995
182	Continental AG (Consumer Discretionary)	38,088
1,801	Covestro AG (Materials)(a)	93,634
1,140	Daimler AG (Consumer Discretionary)	78,821
927	Deutsche Boerse AG (Financials)*	79,085
7,784	Deutsche Lufthansa AG (Industrials)	90,552
7,401	Deutsche Post AG (Industrials)	234,097
11,059	Deutsche Telekom AG (Telecommunication Services)	184,385
1,818	Deutsche Wohnen AG (Real Estate)	68,235
9,704	E.ON SE (Utilities)	89,240
572	Evonik Industries AG (Materials)	19,198
501	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	27,905
869	Fresenius Medical Care AG & Co KGaA (Health Care)	76,789
1,492	Fresenius SE & Co KGaA (Health Care)	108,709
782	GEA Group AG (Industrials)	41,906
308	Hannover Rueck SE (Financials)	31,422
469	HeidelbergCement AG (Materials)	43,496
364	Henkel AG & Co KGaA (Consumer Staples)	40,804
365	HOCHTIEF AG (Industrials)	49,006

Common Stocks – (continued)
Germany – (continued)
2,553	HUGO BOSS AG (Consumer Discretionary)	155,676
3,016	Infineon Technologies AG (Information Technology)	50,705
962	LANXESS AG (Materials)	51,257
189	Linde AG (Materials)	32,322
390	MAN SE (Industrials)	40,509
910	Merck KGaA (Health Care)	95,615
1,026	METRO AG (Consumer Staples)	30,396
628	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	113,344
754	OSRAM Licht AG (Industrials)	39,419
1,222	ProSiebenSat.1 Media SE (Consumer Discretionary)	52,480
3,931	SAP SE (Information Technology)	344,823
1,942	Siemens AG (Industrials)	231,538
624	Symrise AG (Materials)	45,876
5,122	Telefonica Deutschland Holding AG (Telecommunication Services)	21,016
3,098	TUI AG (Consumer Discretionary)	43,131
1,066	United Internet AG (Information Technology)	43,763
1,214	Vonovia SE (Real Estate)	47,168
3,049	Zalando SE (Consumer Discretionary)*(a)	116,426

		4,219,908

Ireland – 0.8%
1,408	CRH PLC (Materials)	47,593
3,668	Experian PLC (Industrials)	72,732
1,328	Kerry Group PLC, Class A (Consumer Staples)	112,675
345	Paddy Power Betfair PLC (Consumer Discretionary)	41,172

		274,172

Italy – 3.6%
4,219	Assicurazioni Generali SpA (Financials)	53,568
1,489	Atlantia SpA (Industrials)	38,242
36,713	Enel SpA (Utilities)	161,839
4,186	Eni SpA (Energy)	63,126
3,247	EXOR SpA (Financials)	133,262
182	Ferrari NV (Consumer Discretionary)	8,757
6,810	Intesa Sanpaolo SpA (Financials)	16,155
2,944	Luxottica Group SpA (Consumer Discretionary)	141,811
5,727	Prysmian SpA (Industrials)	141,091
15,600	Snam SpA (Utilities)	86,351
109,575	Telecom Italia SpA (Telecommunication Services)*	99,279
128,538	Telecom Italia SpA-RSP (Telecommunication Services)*	94,055
16,224	Terna Rete Elettrica Nazionale SpA (Utilities)	83,698
22,616	UniCredit SpA (Financials)	58,085
33,852	UnipolSai SpA (Financials)	56,441

		1,235,760

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Jersey Island – 0.1%
461	Randgold Resources Ltd. (Materials)	$43,170

Luxembourg – 0.4%
896	Millicom International Cellular SA (Telecommunication Services)	45,814
884	RTL Group SA (Consumer Discretionary)	74,285
801	SES SA (Consumer Discretionary)	18,368
676	Tenaris SA (Energy)	9,276

		147,743

Mexico – 0.1%
1,776	Fresnillo PLC (Materials)	37,356

Netherlands – 5.6%
663	ABN AMRO Group NV (Financials)(a)	13,605
364	Akzo Nobel NV (Materials)	24,559
667	ASML Holding NV (Information Technology)	70,847
2,850	Boskalis Westminster (Industrials)	101,733
473	Gemalto NV (Information Technology)	32,899
1,745	Heineken Holding NV (Consumer Staples)	140,048
1,273	Heineken NV (Consumer Staples)	113,566
6,162	ING Groep NV (Financials)	77,002
15,702	Koninklijke Ahold Delhaize NV (Consumer Staples)	375,382
651	Koninklijke DSM NV (Materials)	45,309
10,398	Koninklijke KPN NV (Telecommunication Services)	33,897
2,023	Koninklijke Philips NV (Industrials)	58,671
440	Koninklijke Vopak NV (Energy)	22,278
3,625	NN Group NV (Financials)	107,696
541	NXP Semiconductors NV (Information Technology)*	47,619
2,880	Randstad Holding NV (Industrials)	135,601
9,213	Royal Dutch Shell PLC, Class A (Energy)	224,493
7,975	Royal Dutch Shell PLC, Class B (Energy)	202,839
1,830	Wolters Kluwer NV (Industrials)	76,686

		1,904,730

Norway – 1.6%
780	DNB ASA (Financials)	9,473
2,337	Gjensidige Forsikring ASA (Financials)	40,093
3,434	Marine Harvest ASA (Consumer Staples)*	53,027
26,844	Norsk Hydro ASA (Materials)	113,992
7,826	Orkla ASA (Consumer Staples)	71,588
3,242	Schibsted ASA, Class A (Consumer Discretionary)	102,844
3,733	Schibsted ASA, Class B (Consumer Discretionary)	107,858
1,700	Telenor ASA (Telecommunication Services)	29,654
338	Yara International ASA (Materials)	11,986

		540,515

Common Stocks – (continued)
Portugal – 0.3%
8,776	EDP – Energias de Portugal SA (Utilities)	29,372
2,021	Galp Energia SGPS SA (Energy)	29,329
3,094	Jeronimo Martins SGPS SA (Consumer Staples)	49,845

		108,546

South Africa – 0.4%
1,134	Investec PLC (Financials)	6,695
8,764	Mediclinic International PLC (Health Care)	117,307
980	Mondi PLC (Materials)	19,882

		143,884

Spain – 4.7%
1,534	Abertis Infraestructuras SA (Industrials)	23,722
6,449	ACS Actividades de Construccion y Servicios SA (Industrials)	182,473
447	Aena SA (Industrials)(a)	63,102
1,898	Amadeus IT Group SA (Information Technology)	87,082
3,071	Banco Bilbao Vizcaya Argentaria SA (Financials)	19,079
5,055	Banco de Sabadell SA (Financials)	6,840
37,503	Banco Santander SA (Financials)	167,911
1,924	Bankinter SA (Financials)	14,091
20,460	Distribuidora Internacional de Alimentacion SA (Consumer Staples)	124,761
1,690	Enagas SA (Utilities)	49,550
2,412	Endesa SA (Utilities)	49,053
1,365	Ferrovial SA (Industrials)	26,856
2,826	Gas Natural SDG SA (Utilities)	58,244
1,508	Grifols SA (Health Care)	31,894
25,982	Iberdrola SA (Utilities)	170,731
5,674	Industria de Diseno Textil SA (Consumer Discretionary)	200,736
21,711	Mapfre SA (Financials)	58,590
2,288	Red Electrica Corp. SA (Utilities)	49,194
10,480	Repsol SA (Energy)	140,532
4,992	Telefonica SA (Telecommunication Services)	50,205
962	Zardoya Otis SA (Industrials)	9,054

		1,583,700

Sweden – 3.5%
4,076	Assa Abloy AB, Class B (Industrials)	82,414
1,560	Atlas Copco AB, Class A (Industrials)	44,166
1,144	Atlas Copco AB, Class B (Industrials)	29,361
2,463	Boliden AB (Materials)	52,069
1,482	Electrolux AB, Series B (Consumer Discretionary)	38,536
2,141	Getinge AB, Class B (Health Care)	41,692
7,306	Hennes & Mauritz AB, Class B (Consumer Discretionary)	222,352
1,168	Hexagon AB, Class B (Information Technology)	47,478
3,770	Husqvarna AB, Class B (Consumer Discretionary)	32,553

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Sweden – (continued)
1,628	ICA Gruppen AB (Consumer Staples)	$55,603
988	Industrivarden AB, Class C (Financials)	17,972
858	Investor AB, Class B (Financials)	30,214
468	Kinnevik AB, Class B (Financials)	11,504
3,254	Nordea Bank AB (Financials)	31,759
702	Sandvik AB (Industrials)	7,609
3,146	Securitas AB, Class B (Industrials)	54,623
1,638	Skandinaviska Enskilda Banken AB, Class A (Financials)	15,987
1,507	Skanska AB, Class B (Industrials)	32,984
2,008	Svenska Cellulosa AB SCA, Class B (Consumer Staples)	61,603
1,664	Svenska Handelsbanken AB, Class A (Financials)	21,440
1,274	Swedbank AB, Class A (Financials)	29,251
3,467	Swedish Match AB (Consumer Staples)	123,384
1,768	Tele2 AB, Class B (Telecommunication Services)	14,689
6,526	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	46,457
7,696	Telia Co. AB (Telecommunication Services)	34,702

		1,180,402

Switzerland – 15.5%
4,826	ABB Ltd. (Industrials)*	104,669
1,370	Actelion Ltd. (Health Care)*	228,252
676	Adecco Group AG (Industrials)	38,941
871	Aryzta AG (Consumer Staples)*	34,732
302	Baloise Holding AG (Financials)	35,961
48	Barry Callebaut AG (Consumer Staples)*	61,750
10	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	57,961
668	Cie Financiere Richemont SA (Consumer Discretionary)	38,514
5,694	Coca-Cola HBC AG (Consumer Staples)*	124,837
654	Credit Suisse Group AG (Financials)*	8,527
69	Dufry AG (Consumer Discretionary)*	8,076
125	EMS-Chemie Holding AG (Materials)	66,600
40	Galenica AG (Health Care)	46,450
202	Geberit AG (Industrials)	88,197
34	Givaudan SA (Materials)	70,350
117,067	Glencore PLC (Materials)*	266,858
319	Julius Baer Group Ltd. (Financials)*	13,386
1,283	Kuehne + Nagel International AG (Industrials)	179,284
159	LafargeHolcim Ltd. (Materials)*	8,439
748	Lonza Group AG (Health Care)*	141,903
12,516	Nestle SA (Consumer Staples)	997,408
7,828	Novartis AG (Health Care)	616,648
830	Pargesa Holding SA (Financials)	57,273
398	Partners Group Holding AG (Financials)	182,686
2,789	Roche Holding AG (Health Care)	680,680
294	Schindler Holding AG (Industrials)	55,595
340	Schindler Holding AG Participation Certificates (Industrials)	64,052

Common Stocks – (continued)
Switzerland – (continued)
32	SGS SA (Industrials)	70,380
15	Sika AG (Materials)	71,538
624	Sonova Holding AG (Health Care)	86,435
7,903	STMicroelectronics NV (Information Technology)	59,000
166	Swatch Group AG (The) – Bearer (Consumer Discretionary)	42,761
676	Swatch Group AG (The) – Registered (Consumer Discretionary)	34,366
414	Swiss Life Holding AG (Financials)*	103,653
664	Swiss Prime Site AG (Real Estate)*	58,456
1,277	Swiss Re AG (Financials)	107,873
78	Swisscom AG (Telecommunication Services)	37,303
161	Syngenta AG (Materials)	70,181
7,694	UBS Group AG (Financials)	111,352
1,638	Wolseley PLC (Industrials)	93,964
161	Zurich Insurance Group AG (Financials)*	41,194

		5,266,485

United Kingdom – 25.5%
5,826	3i Group PLC (Financials)	46,888
8,164	Admiral Group PLC (Financials)	219,194
6,719	Aggreko PLC (Industrials)	89,671
656	Anglo American PLC (Materials)*	6,700
3,276	ARM Holdings PLC (Information Technology)	72,768
744	Ashtead Group PLC (Industrials)	12,326
1,196	Associated British Foods PLC (Consumer Staples)	47,634
4,487	AstraZeneca PLC (Health Care)	288,483
28,968	Auto Trader Group PLC (Information Technology)(a)	141,552
3,590	Aviva PLC (Financials)	20,143
1,213	Babcock International Group PLC (Industrials)	16,617
9,895	BAE Systems PLC (Industrials)	69,787
9,178	Barclays PLC (Financials)	20,705
5,850	Barratt Developments PLC (Consumer Discretionary)	37,849
43,171	BP PLC (Energy)	241,939
7,186	British American Tobacco PLC (Consumer Staples)	444,693
5,316	British Land Co. PLC (The) REIT (Real Estate)	46,160
25,919	BT Group PLC (Telecommunication Services)	131,151
2,341	Bunzl PLC (Industrials)	72,296
8,981	Burberry Group PLC (Consumer Discretionary)	153,382
1,689	Capita PLC (Industrials)	22,895
23,273	Centrica PLC (Utilities)	70,898
17,403	CNH Industrial NV (Industrials)	126,956
233	Coca-Cola European Partners PLC (Consumer Staples)*	8,927
8,294	Compass Group PLC (Consumer Discretionary)	156,639

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
1,004	Croda International PLC (Materials)	$43,524
589	DCC PLC (Industrials)	53,459
8,196	Diageo PLC (Consumer Staples)	226,333
12,343	Direct Line Insurance Group PLC (Financials)	59,651
6,484	Dixons Carphone PLC (Consumer Discretionary)	31,480
5,400	Fiat Chrysler Automobiles NV (Consumer Discretionary)	37,258
3,906	G4S PLC (Industrials)	11,797
18,008	GlaxoSmithKline PLC (Health Care)	386,559
5,429	Hammerson PLC REIT (Real Estate)	41,240
10,997	Hargreaves Lansdown PLC (Financials)	190,404
63,325	HSBC Holdings PLC (Financials)	468,012
3,042	ICAP PLC (Financials)	19,056
869	IMI PLC (Industrials)	12,030
3,818	Imperial Brands PLC (Consumer Staples)	199,692
1,972	Inmarsat PLC (Telecommunication Services)	19,913
503	InterContinental Hotels Group PLC (Consumer Discretionary)	21,483
14,097	International Consolidated Airlines Group SA (Industrials)	70,841
1,233	Intertek Group PLC (Industrials)	56,375
5,876	Intu Properties PLC REIT (Real Estate)	24,319
9,352	ITV PLC (Consumer Discretionary)	24,582
7,956	J Sainsbury PLC (Consumer Staples)	25,039
770	Johnson Matthey PLC (Materials)	33,663
13,000	Kingfisher PLC (Consumer Discretionary)	63,184
4,273	Land Securities Group PLC REIT (Real Estate)	61,224
10,946	Legal & General Group PLC (Financials)	30,149
48,389	Lloyds Banking Group PLC (Financials)	37,613
32,112	Marks & Spencer Group PLC (Consumer Discretionary)	144,971
3,250	Meggitt PLC (Industrials)	19,933
5,852	Merlin Entertainments PLC (Consumer Discretionary)(a)	36,797
11,433	National Grid PLC (Utilities)	156,701
1,789	Next PLC (Consumer Discretionary)	129,454
5,260	Old Mutual PLC (Financials)	13,372
1,586	Persimmon PLC (Consumer Discretionary)	37,888
2,467	Petrofac Ltd. (Energy)	26,866
2,730	Provident Financial PLC (Financials)	107,479
5,694	Prudential PLC (Financials)	101,682
2,366	Reckitt Benckiser Group PLC (Consumer Staples)	227,882
4,238	RELX NV (Industrials)	75,049
6,214	RELX PLC (Industrials)	117,601
1,619	Rio Tinto PLC (Materials)	48,790
2,021	Rolls-Royce Holdings PLC (Industrials)*	20,381
26,290	Royal Mail PLC (Industrials)	176,980
2,849	RSA Insurance Group PLC (Financials)	18,504
19,630	Sage Group PLC (The) (Information Technology)	186,393

Common Stocks – (continued)
United Kingdom – (continued)
312	Schroders PLC (Financials)	11,376
11,409	Segro PLC REIT (Real Estate)	67,719
2,392	Severn Trent PLC (Utilities)	74,592
8,515	Sky PLC (Consumer Discretionary)	94,681
6,096	Smith & Nephew PLC (Health Care)	98,123
397	Smiths Group PLC (Industrials)	6,973
3,068	SSE PLC (Utilities)	60,433
1,794	St James’s Place PLC (Financials)	23,073
2,782	Standard Life PLC (Financials)	13,281
7,214	Tate & Lyle PLC (Consumer Staples)	69,302
11,363	Taylor Wimpey PLC (Consumer Discretionary)	24,005
76,054	Tesco PLC (Consumer Staples)*	165,698
5,660	Unilever NV (Consumer Staples)	259,182
6,073	Unilever PLC (Consumer Staples)	280,690
5,232	United Utilities Group PLC (Utilities)	66,570
69,306	Vodafone Group PLC (Telecommunication Services)	208,635
2,112	Whitbread PLC (Consumer Discretionary)	115,401
30,783	William Hill PLC (Consumer Discretionary)	128,287
77,182	Wm Morrison Supermarkets PLC (Consumer Staples)	199,138
10,504	Worldpay Group PLC (Information Technology)*(a)	41,106
7,410	WPP PLC (Consumer Discretionary)	170,417

		8,640,538

United States – 0.8%
1,454	Carnival PLC (Consumer Discretionary)	69,583
2,210	QIAGEN NV (Health Care)*	58,434
2,236	Shire PLC (Health Care)	139,425

		267,442

TOTAL COMMON STOCKS
(Cost $32,652,261)		$33,746,748

Preferred Stocks – 0.5%
Germany – 0.5%
2,143	FUCHS PETROLUB SE (Materials)	$97,332
611	Henkel AG & Co KGaA (Consumer Staples)	80,061

TOTAL PREFERRED STOCKS
(Cost $153,447)		$177,393

TOTAL INVESTMENTS – 99.9%
(Cost $32,805,708)		$33,924,141

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		35,345

NET ASSETS – 100.0%		$33,959,486

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $506,222, which represents approximately 1.5% of net assets as of August 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 99.2%
Australia – 6.4%
11,779	AGL Energy Ltd. (Utilities)	$164,214
12,674	Amcor Ltd. (Materials)	152,402
37,666	AMP Ltd. (Financials)	148,899
12,060	APA Group (Utilities)	83,748
40,129	Aristocrat Leisure Ltd. (Consumer Discretionary)	455,400
7,885	ASX Ltd. (Financials)	303,114
99,341	AusNet Services (Utilities)	128,415
35,707	Australia & New Zealand Banking Group Ltd. (Financials)	721,878
12,444	Bank of Queensland Ltd. (Financials)	98,667
43,347	Bendigo & Adelaide Bank Ltd. (Financials)	357,700
11,952	Boral Ltd. (Materials)	59,374
20,389	Brambles Ltd. (Industrials)	188,784
8,825	Caltex Australia Ltd. (Energy)	225,171
22,348	Challenger Ltd. (Financials)	154,352
15,519	CIMIC Group Ltd. (Industrials)	345,351
10,075	Cochlear Ltd. (Health Care)	1,066,876
28,931	Commonwealth Bank of Australia (Financials)	1,561,372
9,325	CSL Ltd. (Health Care)	757,587
19,573	Dexus Property Group REIT (Real Estate)	142,982
2,867	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	163,089
79,670	DUET Group (Utilities)	157,474
18,366	Flight Centre Travel Group Ltd. (Consumer Discretionary)	508,640
217,160	Fortescue Metals Group Ltd. (Materials)	799,713
27,812	Goodman Group REIT (Real Estate)	158,647
39,455	GPT Group (The) REIT (Real Estate)	158,047
35,752	Harvey Norman Holdings Ltd. (Consumer Discretionary)	144,557
43,689	Insurance Australia Group Ltd. (Financials)	182,560
12,486	LendLease Group (Real Estate)	129,685
5,618	Macquarie Group Ltd. (Financials)	340,732
82,034	Medibank Pvt Ltd. (Financials)	165,846
62,465	Mirvac Group REIT (Real Estate)	108,914
16,762	National Australia Bank Ltd. (Financials)	344,415
14,192	Newcrest Mining Ltd. (Materials)*	236,679
30,376	Origin Energy Ltd. (Energy)	120,081
99,555	Platinum Asset Management Ltd. (Financials)	402,535
73,737	Qantas Airways Ltd. (Industrials)*	179,551
12,666	QBE Insurance Group Ltd. (Financials)	94,430
8,056	Ramsay Health Care Ltd. (Health Care)	502,341
10,950	REA Group Ltd. (Consumer Discretionary)	482,330
96,644	Scentre Group REIT (Real Estate)	360,985
4,959	SEEK Ltd. (Industrials)	59,892
5,379	Sonic Healthcare Ltd. (Health Care)	92,980
333,288	South32 Ltd. (Materials)*	480,927
43,030	Stockland REIT (Real Estate)	156,845
24,647	Suncorp Group Ltd. (Financials)	235,433

Common Stocks – (continued)
Australia – (continued)
56,319	Sydney Airport (Industrials)	308,137
25,619	Tabcorp Holdings Ltd. (Consumer Discretionary)	95,692
58,928	Tatts Group Ltd. (Consumer Discretionary)	168,735
121,772	Telstra Corp. Ltd. (Telecommunication Services)	481,384
7,984	TPG Telecom Ltd. (Telecommunication Services)	73,145
52,485	Transurban Group (Industrials)	452,041
10,623	Treasury Wine Estates Ltd. (Consumer Staples)	89,657
64,510	Vicinity Centres REIT (Real Estate)	160,477
22,729	Vocus Communications Ltd. (Telecommunication Services)	131,360
13,329	Wesfarmers Ltd. (Consumer Staples)	425,139
41,523	Westfield Corp. REIT (Real Estate)	318,932
44,245	Westpac Banking Corp. (Financials)	979,614
33,875	Woolworths Ltd. (Consumer Staples)	603,627

		18,171,554

Austria – 0.2%
2,366	ANDRITZ AG (Industrials)	120,544
4,112	OMV AG (Energy)	115,043
26,872	Raiffeisen Bank International AG (Financials)*	381,291

		616,878

Belgium – 1.0%
2,866	Ageas (Financials)	98,856
9,678	Anheuser-Busch InBev SA/NV (Consumer Staples)	1,196,994
7,228	Colruyt SA (Consumer Staples)	396,109
2,665	Groupe Bruxelles Lambert SA (Financials)	233,504
3,239	Proximus SADP (Telecommunication Services)	98,952
2,010	Solvay SA (Materials)	220,304
5,434	Telenet Group Holding NV (Consumer Discretionary)*	254,461
1,642	UCB SA (Health Care)	134,616
2,476	Umicore SA (Materials)	145,990

		2,779,786

Canada – 9.1%
3,387	Agnico Eagle Mines Ltd. (Materials)	171,589
1,380	Agrium, Inc. (Materials)	132,904
22,283	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	1,148,584
2,821	Atco Ltd., Class I (Utilities)	103,440
7,823	Bank of Montreal (Financials)	518,612
14,970	Bank of Nova Scotia (The) (Financials)	796,506
15,718	Barrick Gold Corp. (Materials)	267,028
4,694	BCE, Inc. (Telecommunication Services)	219,200
15,260	Brookfield Asset Management, Inc., Class A (Financials)	514,656
7,800	CAE, Inc. (Industrials)	111,170

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
5,761	Canadian Imperial Bank of Commerce (Financials)	$457,086
6,369	Canadian National Railway Co. (Industrials)	409,066
5,869	Canadian Natural Resources Ltd. (Energy)	182,192
512	Canadian Pacific Railway Ltd. (Industrials)	78,378
995	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	101,870
3,679	Canadian Utilities Ltd., Class A (Utilities)	105,431
881	CCL Industries, Inc., Class B (Materials)	168,035
21,660	Cenovus Energy, Inc. (Energy)	312,836
5,756	CGI Group, Inc., Class A (Information Technology)*	280,024
26,491	CI Financial Corp. (Financials)	518,291
2,558	Constellation Software, Inc. (Information Technology)	1,115,534
12,250	Crescent Point Energy Corp. (Energy)	184,863
14,992	Dollarama, Inc. (Consumer Discretionary)	1,107,218
63,164	Empire Co. Ltd. (Consumer Staples)	1,038,411
4,899	Enbridge, Inc. (Energy)	193,115
19,106	Encana Corp. (Energy)	182,316
359	Fairfax Financial Holdings Ltd. (Financials)	203,085
22,027	Finning International, Inc. (Industrials)	390,494
9,055	First Capital Realty, Inc. (Real Estate)	153,142
4,815	Fortis, Inc. (Utilities)	151,380
2,134	Franco-Nevada Corp. (Materials)	149,033
11,104	George Weston Ltd. (Consumer Staples)	955,483
3,401	Gildan Activewear, Inc. (Consumer Discretionary)	100,082
5,501	Goldcorp, Inc. (Materials)	83,686
17,130	Great-West Lifeco, Inc. (Financials)	408,911
7,481	H&R Real Estate Investment Trust REIT (Real Estate)	132,965
12,042	Husky Energy, Inc. (Energy)*	147,949
5,287	IGM Financial, Inc. (Financials)	149,497
1,845	Imperial Oil Ltd. (Energy)	56,262
14,448	Industrial Alliance Insurance & Financial Services, Inc. (Financials)	514,690
3,642	Intact Financial Corp. (Financials)	264,202
20,112	Jean Coutu Group PJC, Inc. (The), Class A (Consumer Staples)	297,530
126,729	Kinross Gold Corp. (Materials)*	506,124
7,247	Linamar Corp. (Consumer Discretionary)	298,927
12,158	Loblaw Cos. Ltd. (Consumer Staples)	661,159
28,769	Manulife Financial Corp. (Financials)	392,270
23,105	Metro, Inc. (Consumer Staples)	784,342
7,309	National Bank of Canada (Financials)	256,752
11,453	Onex Corp. (Financials)	699,113
2,470	Open Text Corp. (Information Technology)	155,273

Common Stocks – (continued)
Canada – (continued)
29,556	Power Corp. of Canada (Financials)	624,437
18,499	Power Financial Corp. (Financials)	425,940
1,330	Restaurant Brands International, Inc. (Consumer Discretionary)	63,426
6,261	RioCan Real Estate Investment Trust REIT (Real Estate)	131,419
5,872	Rogers Communications, Inc., Class B (Telecommunication Services)	251,341
23,927	Royal Bank of Canada (Financials)	1,486,809
15,541	Saputo, Inc. (Consumer Staples)	516,434
5,591	Seven Generations Energy Ltd., Class A (Energy)*	128,690
5,494	Shaw Communications, Inc., Class B (Consumer Discretionary)	109,834
6,488	Silver Wheaton Corp. (Materials)	164,369
6,160	Smart Real Estate Investment Trust REIT (Real Estate)	166,389
3,487	SNC-Lavalin Group, Inc. (Industrials)	148,564
9,137	Sun Life Financial, Inc. (Financials)	288,167
20,350	Suncor Energy, Inc. (Energy)	551,538
5,479	Teck Resources Ltd., Class B (Materials)	88,738
3,265	TELUS Corp. (Telecommunication Services)	107,054
25,168	Toronto-Dominion Bank (The) (Financials)	1,122,542
8,338	TransCanada Corp. (Energy)	377,928
128,915	Turquoise Hill Resources Ltd. (Materials)*	396,949
30,629	Veresen, Inc. (Energy)	301,610
28,043	Yamana Gold, Inc. (Materials)	113,493

		25,896,377

China – 0.1%
556,150	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	312,180

Denmark – 2.1%
6,845	Carlsberg A/S, Class B (Consumer Staples)	640,701
2,977	Chr Hansen Holding A/S (Materials)	180,243
6,812	Coloplast A/S, Class B (Health Care)	517,327
4,705	Danske Bank A/S (Financials)	137,856
4,583	DSV A/S (Industrials)	226,935
892	Genmab A/S (Health Care)*	142,291
6,607	ISS A/S (Industrials)	267,143
40,779	Novo Nordisk A/S, Class B (Health Care)	1,908,178
1,353	Novozymes A/S, Class B (Materials)	58,574
5,803	Pandora A/S (Consumer Discretionary)	720,751
44,061	TDC A/S (Telecommunication Services)*	243,164
6,229	Tryg A/S (Financials)	124,066
4,284	Vestas Wind Systems A/S (Industrials)	354,831
22,200	William Demant Holding A/S (Health Care)*	463,095

		5,985,155

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Finland – 0.9%
5,789	Elisa OYJ (Telecommunication Services)	$203,354
5,014	Fortum OYJ (Utilities)	77,287
4,212	Kone OYJ, Class B (Industrials)	211,334
6,376	Neste OYJ (Energy)	265,161
10,062	Nokia OYJ (Information Technology)	56,481
1,582	Nokian Renkaat OYJ (Consumer Discretionary)	57,034
12,663	Orion OYJ, Class B (Health Care)	478,670
7,445	Sampo OYJ, Class A (Financials)	319,154
41,098	UPM-Kymmene OYJ (Materials)	824,370
1,421	Wartsila OYJ Abp (Industrials)	58,368

		2,551,213

France – 9.4%
10,892	Accor SA (Consumer Discretionary)	410,572
953	Aeroports de Paris (Industrials)	98,180
2,064	Air Liquide SA (Materials)	226,039
2,623	Airbus Group SE (Industrials)	152,758
3,311	Alstom SA (Industrials)*	87,452
1,008	Arkema SA (Materials)	89,846
18,421	Atos SE (Information Technology)	1,809,750
27,301	AXA SA (Financials)	572,250
16,590	BNP Paribas SA (Financials)	842,648
6,733	Bureau Veritas SA (Industrials)	144,128
7,009	Capgemini SA (Information Technology)	681,799
18,214	Carrefour SA (Consumer Staples)	457,851
4,266	Casino Guichard Perrachon SA (Consumer Staples)	210,695
5,284	Christian Dior SE (Consumer Discretionary)	912,183
3,653	Cie de Saint-Gobain (Industrials)	159,974
2,712	Cie Generale des Etablissements Michelin (Consumer Discretionary)	287,853
23,193	CNP Assurances (Financials)	372,744
39,296	Credit Agricole SA (Financials)	371,573
14,002	Danone SA (Consumer Staples)	1,062,156
6,621	Dassault Systemes (Information Technology)	556,895
4,668	Eiffage SA (Industrials)	364,969
7,019	Engie SA (Utilities)	111,711
4,972	Essilor International SA (Health Care)	630,452
3,994	Eurazeo SA (Financials)	241,944
8,742	Eutelsat Communications SA (Consumer Discretionary)	169,657
1,282	Fonciere Des Regions REIT (Real Estate)	119,595
1,940	Gecina SA REIT (Real Estate)	303,034
2,598	Hermes International (Consumer Discretionary)	1,095,487
1,380	ICADE REIT (Real Estate)	106,328
1,265	Imerys SA (Materials)	89,000
606	Ingenico Group SA (Information Technology)	65,158
2,761	JCDecaux SA (Consumer Discretionary)	94,712
357	Kering (Consumer Discretionary)	67,574

Common Stocks – (continued)
France – (continued)
4,028	Klepierre REIT (Real Estate)	188,465
5,447	Lagardere SCA (Consumer Discretionary)	132,646
3,378	Legrand SA (Industrials)	202,070
7,970	L’Oreal SA (Consumer Staples)	1,503,249
5,069	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	856,437
18,026	Natixis SA (Financials)	79,623
17,086	Orange SA (Telecommunication Services)	260,514
3,135	Pernod Ricard SA (Consumer Staples)	359,286
47,956	Peugeot SA (Consumer Discretionary)*	706,360
5,510	Publicis Groupe SA (Consumer Discretionary)	408,401
1,700	Remy Cointreau SA (Consumer Staples)	148,119
6,269	Renault SA (Consumer Discretionary)	511,858
48,802	Rexel SA (Industrials)	782,958
5,349	Safran SA (Industrials)	373,413
20,759	Sanofi (Health Care)	1,596,921
6,949	Schneider Electric SE (Industrials)	472,803
13,382	SCOR SE (Financials)	393,098
3,124	Societe BIC SA (Industrials)	455,273
14,632	Societe Generale SA (Financials)	531,995
2,630	Sodexo SA (Consumer Discretionary)	304,193
6,308	Suez (Utilities)	95,301
4,945	Technip SA (Energy)	291,732
2,765	Thales SA (Industrials)	239,063
21,213	TOTAL SA (Energy)	1,010,010
1,231	Unibail-Rodamco SE REIT (Real Estate)	337,272
3,589	Valeo SA (Consumer Discretionary)	185,432
13,261	Veolia Environnement SA (Utilities)	281,579
8,981	Vinci SA (Industrials)	680,076
8,203	Vivendi SA (Consumer Discretionary)	158,785
757	Wendel SA (Financials)	85,955

		26,599,854

Germany – 7.1%
8,851	adidas AG (Consumer Discretionary)	1,468,319
7,894	Allianz SE (Financials)	1,174,163
1,725	Axel Springer SE (Consumer Discretionary)	87,723
7,197	BASF SE (Materials)	584,341
13,059	Bayer AG (Health Care)	1,395,832
1,054	Bayerische Motoren Werke AG (Consumer Discretionary)	91,575
8,834	Beiersdorf AG (Consumer Staples)	820,659
3,066	Brenntag AG (Industrials)	166,606
1,139	Continental AG (Consumer Discretionary)	238,363
1,628	Covestro AG (Materials)(a)	84,639
4,845	Daimler AG (Consumer Discretionary)	334,991
7,760	Deutsche Boerse AG (Financials)*	662,031
34,124	Deutsche Lufthansa AG (Industrials)	396,968
31,291	Deutsche Post AG (Industrials)	989,750
55,701	Deutsche Telekom AG (Telecommunication Services)	928,693

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
13,596	Deutsche Wohnen AG (Real Estate)	$510,303
57,349	E.ON SE (Utilities)	527,394
3,192	Evonik Industries AG (Materials)	107,133
3,554	Fraport AG Frankfurt Airport Services Worldwide (Industrials)	197,953
4,610	Fresenius Medical Care AG & Co KGaA (Health Care)	407,362
7,745	Fresenius SE & Co KGaA (Health Care)	564,312
3,146	GEA Group AG (Industrials)	168,588
3,259	Hannover Rueck SE (Financials)	332,482
6,778	HeidelbergCement AG (Materials)	628,605
2,990	Henkel AG & Co KGaA (Consumer Staples)	335,176
1,600	HOCHTIEF AG (Industrials)	214,820
7,976	HUGO BOSS AG (Consumer Discretionary)	486,359
12,748	Infineon Technologies AG (Information Technology)	214,320
2,098	LANXESS AG (Materials)	111,785
1,397	Linde AG (Materials)	238,910
1,737	MAN SE (Industrials)	180,419
5,528	Merck KGaA (Health Care)	580,833
10,774	METRO AG (Consumer Staples)	319,188
3,439	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	620,681
4,852	OSRAM Licht AG (Industrials)	253,660
7,982	ProSiebenSat.1 Media SE (Consumer Discretionary)	342,796
13,693	SAP SE (Information Technology)	1,201,135
7,414	Siemens AG (Industrials)	883,948
5,076	Symrise AG (Materials)	373,180
36,960	Telefonica Deutschland Holding AG (Telecommunication Services)	151,649
12,266	TUI AG (Consumer Discretionary)	170,768
2,997	United Internet AG (Information Technology)	123,035
5,286	Vonovia SE (Real Estate)	205,378
10,669	Zalando SE (Consumer Discretionary)*(a)	407,395

		20,284,220

Hong Kong – 2.8%
150,069	AIA Group Ltd. (Financials)	948,965
47,523	Bank of East Asia Ltd. (The) (Financials)	192,071
88,158	BOC Hong Kong Holdings Ltd. (Financials)	308,569
24,734	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	207,744
9,885	CK Hutchison Holdings Ltd. (Industrials)	127,055
26,252	CLP Holdings Ltd. (Utilities)	269,229
77,465	First Pacific Co. Ltd. (Financials)	58,023
16,269	Hang Seng Bank Ltd. (Financials)	285,456
14,274	Henderson Land Development Co. Ltd. (Real Estate)	83,453

Common Stocks – (continued)
Hong Kong – (continued)
283,737	HK Electric Investments & HK Electric Investments Ltd. (Utilities)(a)	266,298
119,352	HKT Trust & HKT Ltd. (Telecommunication Services)	164,639
56,476	Hong Kong & China Gas Co. Ltd. (Utilities)	107,757
26,971	Hong Kong Exchanges and Clearing Ltd. (Financials)	659,606
13,683	Hysan Development Co. Ltd. (Real Estate)	66,062
2,271	Jardine Matheson Holdings Ltd. (Industrials)	135,919
25,848	Kerry Properties Ltd. (Real Estate)	75,144
63,756	Link REIT (Real Estate)	463,575
33,617	MTR Corp. Ltd. (Industrials)	183,758
231,158	New World Development Co. Ltd. (Real Estate)	289,963
184,122	NWS Holdings Ltd. (Industrials)	328,995
356,599	PCCW Ltd. (Telecommunication Services)	226,186
12,920	Power Assets Holdings Ltd. (Utilities)	123,591
32,782	Sino Land Co. Ltd. (Real Estate)	56,125
828,639	SJM Holdings Ltd. (Consumer Discretionary)	521,321
22,091	Sun Hung Kai Properties Ltd. (Real Estate)	310,998
12,863	Swire Pacific Ltd., Class A (Real Estate)	142,116
38,337	Techtronic Industries Co. Ltd. (Consumer Discretionary)	155,439
813,368	WH Group Ltd. (Consumer Staples)(a)	639,642
26,346	Wharf Holdings Ltd. (The) (Real Estate)	186,130
84,614	Wheelock & Co. Ltd. (Real Estate)	484,335

		8,068,164

Ireland – 0.5%
8,841	CRH PLC (Materials)	298,846
14,542	Experian PLC (Industrials)	288,351
10,166	James Hardie Industries PLC CDI (Materials)	165,717
3,555	Kerry Group PLC, Class A (Consumer Staples)	301,626
2,338	Paddy Power Betfair PLC (Consumer Discretionary)	279,013

		1,333,553

Israel – 0.9%
2,527	Azrieli Group Ltd. (Real Estate)	110,222
37,207	Bank Hapoalim BM (Financials)	199,272
63,676	Bank Leumi Le-Israel BM (Financials)*	238,016
150,500	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	301,609
998	Check Point Software Technologies Ltd. (Information Technology)*	76,587
9,673	Mizrahi Tefahot Bank Ltd. (Financials)	116,474
7,111	Nice Ltd. (Information Technology)	484,800

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Israel – (continued)
21,388	Teva Pharmaceutical Industries Ltd. (Health Care)	$1,083,860

		2,610,840

Italy – 2.0%
9,790	Assicurazioni Generali SpA (Financials)	124,301
8,410	Atlantia SpA (Industrials)	215,994
228,477	Enel SpA (Utilities)	1,007,177
14,520	Eni SpA (Energy)	218,964
13,342	EXOR SpA (Financials)	547,578
26,157	Intesa Sanpaolo SpA (Financials)	62,052
5,177	Leonardo-Finmeccanica SpA (Industrials)*	58,985
15,461	Luxottica Group SpA (Consumer Discretionary)	744,751
27,923	Prysmian SpA (Industrials)	687,915
60,744	Snam SpA (Utilities)	336,238
631,148	Telecom Italia SpA (Telecommunication Services)*	571,842
768,640	Telecom Italia SpA-RSP (Telecommunication Services)*	562,440
53,306	Terna Rete Elettrica Nazionale SpA (Utilities)	275,000
68,265	UniCredit SpA (Financials)	175,325
133,517	UnipolSai SpA (Financials)	222,611

		5,811,173

Japan – 20.8%
3,581	ABC-Mart, Inc. (Consumer Discretionary)	225,035
9,037	Aeon Co. Ltd. (Consumer Staples)	124,282
14,592	Ajinomoto Co., Inc. (Consumer Staples)	309,376
14,100	Alfresa Holdings Corp. (Health Care)	263,229
41,845	ANA Holdings, Inc. (Industrials)	113,801
43,474	Aozora Bank Ltd. (Financials)	153,831
9,708	Asahi Group Holdings Ltd. (Consumer Staples)	317,797
8,426	Asics Corp. (Consumer Discretionary)	170,825
57,974	Astellas Pharma, Inc. (Health Care)	885,850
15,149	Bandai Namco Holdings, Inc. (Consumer Discretionary)	413,894
14,897	Benesse Holdings, Inc. (Consumer Discretionary)	343,638
9,135	Bridgestone Corp. (Consumer Discretionary)	313,965
28,963	Brother Industries Ltd. (Information Technology)	486,100
18,181	Calbee, Inc. (Consumer Staples)	660,025
22,363	Canon, Inc. (Information Technology)	640,827
6,688	Casio Computer Co. Ltd. (Consumer Discretionary)	94,467
1,433	Central Japan Railway Co. (Industrials)	235,381
27,107	Chubu Electric Power Co., Inc. (Utilities)	366,633
5,081	Chugoku Electric Power Co., Inc. (The) (Utilities)	61,010
13,809	Concordia Financial Group Ltd. (Financials)*	71,238

Common Stocks – (continued)
Japan – (continued)
9,747	CYBERDYNE, Inc. (Health Care)*	153,506
9,541	Dai Nippon Printing Co. Ltd. (Industrials)	97,038
12,339	Daiichi Sankyo Co. Ltd. (Health Care)	283,260
3,216	Daikin Industries Ltd. (Industrials)	298,141
3,268	Daito Trust Construction Co. Ltd. (Real Estate)	481,346
10,850	Daiwa House Industry Co. Ltd. (Real Estate)	280,232
12,878	Daiwa Securities Group, Inc. (Financials)	75,250
2,271	Denso Corp. (Consumer Discretionary)	93,795
2,122	Dentsu, Inc. (Consumer Discretionary)	116,732
2,061	East Japan Railway Co. (Industrials)	176,540
4,830	Eisai Co. Ltd. (Health Care)	281,577
6,251	FamilyMart Co. Ltd. (Consumer Staples)	447,817
493	FANUC Corp. (Industrials)	84,030
2,116	Fast Retailing Co. Ltd. (Consumer Discretionary)	743,418
5,997	Fuji Heavy Industries Ltd. (Consumer Discretionary)	237,596
15,230	FUJIFILM Holdings Corp. (Information Technology)	572,331
77,843	Fujitsu Ltd. (Information Technology)	395,254
159,652	GungHo Online Entertainment, Inc. (Information Technology)	379,701
4,123	Hankyu Hanshin Holdings, Inc. (Industrials)	133,135
8,116	Hikari Tsushin, Inc. (Consumer Discretionary)	729,722
3,979	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	178,110
2,768	Hitachi Chemical Co. Ltd. (Materials)	59,676
20,904	Hitachi Construction Machinery Co. Ltd. (Industrials)	391,666
3,520	Hitachi High-Technologies Corp. (Information Technology)	130,509
23,308	Hitachi Ltd. (Information Technology)	111,768
9,744	Hokuriku Electric Power Co. (Utilities)	116,436
27,216	Honda Motor Co. Ltd. (Consumer Discretionary)	834,096
1,523	Hoshizaki Corp. (Industrials)	121,769
14,914	Hoya Corp. (Health Care)	578,046
16,631	Idemitsu Kosan Co. Ltd. (Energy)	303,405
13,921	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	260,830
19,085	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	173,810
43,545	ITOCHU Corp. (Industrials)	514,028
2,174	Japan Airlines Co. Ltd. (Industrials)	66,144
2,884	Japan Airport Terminal Co. Ltd. (Industrials)	113,760
8,062	Japan Exchange Group, Inc. (Financials)	125,955
73	Japan Retail Fund Investment Corp. REIT (Real Estate)	163,947
9,600	Japan Tobacco, Inc. (Consumer Staples)	371,990

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
107,783	JX Holdings, Inc. (Energy)	$403,164
19,181	Kajima Corp. (Industrials)	128,881
41,921	Kakaku.com, Inc. (Information Technology)	701,149
12,300	Kamigumi Co. Ltd. (Industrials)	106,548
10,146	Kansai Electric Power Co., Inc. (The) (Utilities)*	86,977
2,621	Kansai Paint Co. Ltd. (Materials)	57,749
21,441	Kao Corp. (Consumer Staples)	1,114,596
20,916	KDDI Corp. (Telecommunication Services)	613,922
19,421	Keihan Holdings Co. Ltd. (Industrials)	125,987
11,844	Keikyu Corp. (Industrials)	109,697
11,458	Keio Corp. (Industrials)	95,931
10,787	Keisei Electric Railway Co. Ltd. (Industrials)	129,734
577	Keyence Corp. (Information Technology)	404,600
4,001	Kikkoman Corp. (Consumer Staples)	125,908
33,334	Kintetsu Group Holdings Co. Ltd. (Industrials)	126,974
15,441	Kirin Holdings Co. Ltd. (Consumer Staples)	251,764
1,864	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	88,753
5,511	Komatsu Ltd. (Industrials)	120,492
3,300	Konami Holdings Corp. (Information Technology)	116,610
58,924	Konica Minolta, Inc. (Information Technology)	530,934
6,352	Kose Corp. (Consumer Staples)	569,890
4,152	Kubota Corp. (Industrials)	60,894
7,510	Kuraray Co. Ltd. (Materials)	107,312
4,204	Kurita Water Industries Ltd. (Industrials)	95,879
2,895	Kyocera Corp. (Information Technology)	137,592
6,028	Kyowa Hakko Kirin Co. Ltd. (Health Care)	85,552
7,973	Lawson, Inc. (Consumer Staples)	559,617
16,148	M3, Inc. (Health Care)	483,183
908	Makita Corp. (Industrials)	65,224
15,889	Marubeni Corp. (Industrials)	79,218
5,213	Marui Group Co. Ltd. (Consumer Discretionary)	63,553
5,448	Maruichi Steel Tube Ltd. (Materials)	188,035
17,137	Mazda Motor Corp. (Consumer Discretionary)	282,565
6,633	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	183,147
6,555	Medipal Holdings Corp. (Health Care)	103,678
9,543	MEIJI Holdings Co. Ltd. (Consumer Staples)	858,948
5,218	Miraca Holdings, Inc. (Health Care)	247,443
73,090	Mitsubishi Chemical Holdings Corp. (Materials)	461,286
24,305	Mitsubishi Corp. (Industrials)	506,496

Common Stocks – (continued)
Japan – (continued)
14,508	Mitsubishi Electric Corp. (Industrials)	189,424
5,802	Mitsubishi Estate Co. Ltd. (Real Estate)	109,774
45,041	Mitsubishi Gas Chemical Co., Inc. (Materials)	304,816
16,000	Mitsubishi Heavy Industries Ltd. (Industrials)	69,671
26,097	Mitsubishi Materials Corp. (Materials)	73,673
70,665	Mitsubishi Motors Corp. (Consumer Discretionary)	323,145
12,891	Mitsubishi Tanabe Pharma Corp. (Health Care)	239,288
144,053	Mitsubishi UFJ Financial Group, Inc. (Financials)	785,617
67,741	Mitsubishi UFJ Lease & Finance Co. Ltd. (Financials)	317,633
31,877	Mitsui & Co. Ltd. (Industrials)	424,369
20,320	Mitsui Chemicals, Inc. (Materials)	97,244
3,093	Mitsui Fudosan Co. Ltd. (Real Estate)	66,623
173,159	Mitsui OSK Lines Ltd. (Industrials)	400,106
14,995	Mixi, Inc. (Information Technology)	532,766
374,441	Mizuho Financial Group, Inc. (Financials)	650,525
1,810	Murata Manufacturing Co. Ltd. (Information Technology)	243,322
87,483	Nagoya Railroad Co. Ltd. (Industrials)	428,809
5,637	Nexon Co. Ltd. (Information Technology)	77,224
2,875	NH Foods Ltd. (Consumer Staples)	62,956
29,091	NHK Spring Co. Ltd. (Consumer Discretionary)	273,937
1,794	Nidec Corp. (Industrials)	161,683
22,626	Nikon Corp. (Consumer Discretionary)	332,275
16,600	Nippon Express Co. Ltd. (Industrials)	78,639
1,696	Nippon Paint Holdings Co. Ltd. (Materials)	60,750
73	Nippon Prologis REIT, Inc. REIT (Real Estate)	175,240
18,395	Nippon Steel & Sumitomo Metal Corp. (Materials)	390,539
14,761	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	648,750
33,181	Nippon Yusen KK (Industrials)	60,309
12,182	Nissan Motor Co. Ltd. (Consumer Discretionary)	119,541
8,767	Nisshin Seifun Group, Inc. (Consumer Staples)	124,002
1,975	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	109,600
8,349	Nitori Holdings Co. Ltd. (Consumer Discretionary)	846,725
950	Nitto Denko Corp. (Materials)	64,879
5,147	Nomura Real Estate Holdings, Inc. (Real Estate)	83,897
2,995	Nomura Research Institute Ltd. (Information Technology)	101,344
5,426	NTT Data Corp. (Information Technology)	282,749

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
20,499	NTT DOCOMO, Inc. (Telecommunication Services)	$515,869
11,205	Obayashi Corp. (Industrials)	103,454
2,187	Obic Co. Ltd. (Information Technology)	112,062
11,001	Odakyu Electric Railway Co. Ltd. (Industrials)	112,951
27,306	Oji Holdings Corp. (Materials)	109,821
6,095	Olympus Corp. (Health Care)	199,464
7,652	Omron Corp. (Information Technology)	259,666
4,509	Ono Pharmaceutical Co. Ltd. (Health Care)	117,569
5,718	Oracle Corp. Japan (Information Technology)	332,792
1,462	Oriental Land Co. Ltd. (Consumer Discretionary)	85,641
19,337	ORIX Corp. (Financials)	278,086
50,859	Osaka Gas Co. Ltd. (Utilities)	200,269
13,597	Otsuka Holdings Co. Ltd. (Health Care)	589,311
38,186	Panasonic Corp. (Consumer Discretionary)	391,699
10,404	Park24 Co. Ltd. (Industrials)	304,269
6,049	Pola Orbis Holdings, Inc. (Consumer Staples)	483,054
12,950	Recruit Holdings Co. Ltd. (Industrials)	492,660
50,470	Resona Holdings, Inc. (Financials)	230,893
14,104	Ricoh Co. Ltd. (Information Technology)	127,220
1,018	Rinnai Corp. (Consumer Discretionary)	95,467
2,341	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	422,324
2,653	Sankyo Co. Ltd. (Consumer Discretionary)	92,080
17,367	SBI Holdings, Inc. (Financials)	206,184
4,047	Secom Co. Ltd. (Industrials)	307,218
5,381	Sega Sammy Holdings, Inc. (Consumer Discretionary)	73,509
10,452	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	146,117
8,890	Sekisui House Ltd. (Consumer Discretionary)	143,189
11,617	Seven & i Holdings Co. Ltd. (Consumer Staples)	489,793
20,145	Seven Bank Ltd. (Financials)	71,282
8,817	Shimadzu Corp. (Information Technology)	138,007
2,235	Shimamura Co. Ltd. (Consumer Discretionary)	258,645
1,905	Shimano, Inc. (Consumer Discretionary)	276,997
10,167	Shimizu Corp. (Industrials)	90,725
2,512	Shin-Etsu Chemical Co. Ltd. (Materials)	184,426
79,620	Shinsei Bank Ltd. (Financials)	127,010
5,495	Shionogi & Co. Ltd. (Health Care)	245,385
24,791	Shiseido Co. Ltd. (Consumer Staples)	623,400
15,230	Showa Shell Sekiyu KK (Energy)	129,868
3,230	SoftBank Group Corp. (Telecommunication Services)	210,972

Common Stocks – (continued)
Japan – (continued)
1,491	Sohgo Security Services Co. Ltd. (Industrials)	74,525
3,133	Sompo Japan Nipponkoa Holdings, Inc. (Financials)	100,440
16,455	Sony Corp. (Consumer Discretionary)	528,959
2,362	Stanley Electric Co. Ltd. (Consumer Discretionary)	60,355
12,915	Start Today Co. Ltd. (Consumer Discretionary)	599,957
36,466	Sumitomo Chemical Co. Ltd. (Materials)	167,109
27,020	Sumitomo Corp. (Industrials)	293,097
13,795	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	230,995
6,758	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	100,192
19,759	Sumitomo Mitsui Financial Group, Inc. (Financials)	691,713
10,652	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	157,975
3,647	Sundrug Co. Ltd. (Consumer Staples)	264,441
7,857	Suntory Beverage & Food Ltd. (Consumer Staples)	311,819
13,138	Suzuken Co. Ltd. (Health Care)	380,924
11,256	Sysmex Corp. (Health Care)	725,843
27,840	Taiheiyo Cement Corp. (Materials)	84,514
19,811	Taisei Corp. (Industrials)	149,011
2,411	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	220,972
10,035	Takashimaya Co. Ltd. (Consumer Discretionary)	73,442
7,613	Takeda Pharmaceutical Co. Ltd. (Health Care)	335,624
43,418	Teijin Ltd. (Materials)	162,028
6,403	Terumo Corp. (Health Care)	249,162
26,986	Tobu Railway Co. Ltd. (Industrials)	130,971
3,298	Toho Co. Ltd. (Consumer Discretionary)	96,133
20,811	Toho Gas Co. Ltd. (Utilities)	176,854
16,266	Tohoku Electric Power Co., Inc. (Utilities)	203,964
4,155	Tokio Marine Holdings, Inc. (Financials)	163,252
63,486	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	255,945
3,141	Tokyo Electron Ltd. (Information Technology)	288,728
36,671	Tokyo Gas Co. Ltd. (Utilities)	157,235
5,105	Tokyo Tatemono Co. Ltd. (Real Estate)	59,966
27,299	Tokyu Corp. (Industrials)	203,749
13,790	TonenGeneral Sekiyu KK (Energy)	127,321
14,950	Toppan Printing Co. Ltd. (Industrials)	133,261
17,420	Toray Industries, Inc. (Materials)	167,809
3,000	TOTO Ltd. (Industrials)	113,985
5,411	Toyo Seikan Group Holdings Ltd. (Materials)	100,336
3,528	Toyo Suisan Kaisha Ltd. (Consumer Staples)	144,449

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
7,870	Toyoda Gosei Co. Ltd. (Consumer Discretionary)	$181,238
20,703	Toyota Motor Corp. (Consumer Discretionary)	1,248,565
7,874	Toyota Tsusho Corp. (Industrials)	180,112
2,220	Trend Micro, Inc. (Information Technology)	78,768
2,348	Tsuruha Holdings, Inc. (Consumer Staples)	230,181
17,630	Unicharm Corp. (Consumer Staples)	428,329
145	United Urban Investment Corp. REIT (Real Estate)	258,360
1,224	West Japan Railway Co. (Industrials)	70,078
1,901	Yakult Honsha Co. Ltd. (Consumer Staples)	83,899
30,716	Yamada Denki Co. Ltd. (Consumer Discretionary)	143,728
5,950	Yamaguchi Financial Group, Inc. (Financials)	62,816
5,053	Yamaha Corp. (Consumer Discretionary)	163,898
47,378	Yamazaki Baking Co. Ltd. (Consumer Staples)	1,076,866
7,146	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	116,135

		59,008,672

Jersey Island – 0.1%
1,661	Randgold Resources Ltd. (Materials)	155,542

Luxembourg – 0.4%
6,746	Millicom International Cellular SA (Telecommunication Services)	344,934
5,501	RTL Group SA (Consumer Discretionary)	462,262
4,653	SES SA (Consumer Discretionary)	106,703
6,811	Tenaris SA (Energy)	93,457

		1,007,356

Mexico – 0.1%
9,677	Fresnillo PLC (Materials)	203,544

Netherlands – 3.1%
1,976	Akzo Nobel NV (Materials)	133,323
3,384	ASML Holding NV (Information Technology)	359,442
8,721	Boskalis Westminster (Industrials)	311,302
2,091	Gemalto NV (Information Technology)	145,437
12,248	Heineken Holding NV (Consumer Staples)	982,985
6,307	Heineken NV (Consumer Staples)	562,656
38,667	ING Groep NV (Financials)	483,193
81,395	Koninklijke Ahold Delhaize NV (Consumer Staples)	1,945,880
1,869	Koninklijke DSM NV (Materials)	130,079
47,882	Koninklijke KPN NV (Telecommunication Services)	156,093
9,498	Koninklijke Philips NV (Industrials)	275,461
2,447	Koninklijke Vopak NV (Energy)	123,894

Common Stocks – (continued)
Netherlands – (continued)
12,419	NN Group NV (Financials)	368,960
999	NXP Semiconductors NV (Information Technology)*	87,932
8,712	Randstad Holding NV (Industrials)	410,194
40,814	Royal Dutch Shell PLC, Class A (Energy)	994,513
31,436	Royal Dutch Shell PLC, Class B (Energy)	799,555
11,121	Wolters Kluwer NV (Industrials)	466,023

		8,736,922

New Zealand – 0.2%
40,228	Auckland International Airport Ltd. (Industrials)	218,891
11,235	Fletcher Building Ltd. (Materials)	86,401
45,449	Meridian Energy Ltd. (Utilities)	95,622
8,832	Ryman Healthcare Ltd. (Health Care)	61,513
49,842	Spark New Zealand Ltd. (Telecommunication Services)	137,590

		600,017

Norway – 0.8%
11,402	DNB ASA (Financials)	138,473
10,485	Gjensidige Forsikring ASA (Financials)	179,881
16,960	Marine Harvest ASA (Consumer Staples)*	261,890
162,629	Norsk Hydro ASA (Materials)	690,595
27,923	Orkla ASA (Consumer Staples)	255,425
9,703	Schibsted ASA, Class A (Consumer Discretionary)	307,802
10,663	Schibsted ASA, Class B (Consumer Discretionary)	308,087
7,443	Telenor ASA (Telecommunication Services)	129,834
4,085	Yara International ASA (Materials)	144,866

		2,416,853

Portugal – 0.2%
30,702	EDP – Energias de Portugal SA (Utilities)	102,754
9,033	Galp Energia SGPS SA (Energy)	131,088
15,261	Jeronimo Martins SGPS SA (Consumer Staples)	245,861

		479,703

Singapore – 1.4%
33,566	Ascendas Real Estate Investment Trust REIT (Real Estate)	60,342
50,178	CapitaLand Commercial Trust REIT (Real Estate)	56,884
25,009	CapitaLand Ltd. (Real Estate)	56,336
35,531	CapitaLand Mall Trust REIT (Real Estate)	56,314
42,278	DBS Group Holdings Ltd. (Financials)	465,016
477,941	Golden Agri-Resources Ltd. (Consumer Staples)	126,249
12,057	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	375,993

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Singapore – (continued)
96,775	Oversea-Chinese Banking Corp. Ltd. (Financials)	$609,970
7,296	Singapore Airlines Ltd. (Industrials)	56,212
102,586	Singapore Exchange Ltd. (Financials)	569,065
50,926	Singapore Telecommunications Ltd. (Telecommunication Services)	150,216
193,532	StarHub Ltd. (Telecommunication Services)	519,740
45,525	Suntec Real Estate Investment Trust REIT (Real Estate)	55,952
19,865	United Overseas Bank Ltd. (Financials)	262,515
198,787	Wilmar International Ltd. (Consumer Staples)	449,253

		3,870,057

South Africa – 0.2%
13,207	Investec PLC (Financials)	77,976
33,811	Mediclinic International PLC (Health Care)	452,564
5,971	Mondi PLC (Materials)	121,135

		651,675

Spain – 2.7%
7,746	Abertis Infraestructuras SA (Industrials)	119,788
26,732	ACS Actividades de Construccion y Servicios SA (Industrials)	756,377
1,993	Aena SA (Industrials)(a)	281,347
15,245	Amadeus IT Group SA (Information Technology)	699,455
16,121	Banco Bilbao Vizcaya Argentaria SA (Financials)	100,152
42,270	Banco de Sabadell SA (Financials)	57,200
172,862	Banco Santander SA (Financials)	773,950
95,166	Distribuidora Internacional de Alimentacion SA (Consumer Staples)	580,301
7,192	Enagas SA (Utilities)	210,865
11,181	Endesa SA (Utilities)	227,389
6,734	Ferrovial SA (Industrials)	132,487
5,230	Gas Natural SDG SA (Utilities)	107,790
7,056	Grifols SA (Health Care)	149,235
119,609	Iberdrola SA (Utilities)	785,965
25,262	Industria de Diseno Textil SA (Consumer Discretionary)	893,725
138,508	Mapfre SA (Financials)	373,780
6,232	Red Electrica Corp. SA (Utilities)	133,994
50,771	Repsol SA (Energy)	680,816
37,842	Telefonica SA (Telecommunication Services)	380,583
24,989	Zardoya Otis SA (Industrials)	235,176

		7,680,375

Sweden – 2.3%
5,064	Alfa Laval AB (Industrials)	78,535
21,801	Assa Abloy AB, Class B (Industrials)	440,804
13,604	Atlas Copco AB, Class A (Industrials)	385,155
5,523	Atlas Copco AB, Class B (Industrials)	141,748
20,649	Boliden AB (Materials)	436,533

Common Stocks – (continued)
Sweden – (continued)
13,082	Electrolux AB, Series B (Consumer Discretionary)	340,173
11,277	Getinge AB, Class B (Health Care)	219,599
34,687	Hennes & Mauritz AB, Class B (Consumer Discretionary)	1,055,668
4,110	Hexagon AB, Class B (Information Technology)	167,067
15,269	Husqvarna AB, Class B (Consumer Discretionary)	131,843
8,748	ICA Gruppen AB (Consumer Staples)	298,778
5,851	Industrivarden AB, Class C (Financials)	106,433
3,801	Investor AB, Class B (Financials)	133,852
3,438	Kinnevik AB, Class B (Financials)	84,508
18,259	Nordea Bank AB (Financials)	178,206
5,281	Sandvik AB (Industrials)	57,238
30,103	Securitas AB, Class B (Industrials)	522,667
10,236	Skandinaviska Enskilda Banken AB, Class A (Financials)	99,902
7,108	Skanska AB, Class B (Industrials)	155,572
8,374	Svenska Cellulosa AB SCA, Class B (Consumer Staples)	256,906
19,536	Svenska Handelsbanken AB, Class A (Financials)	251,720
9,313	Swedbank AB, Class A (Financials)	213,824
10,537	Swedish Match AB (Consumer Staples)	374,992
18,749	Tele2 AB, Class B (Telecommunication Services)	155,770
19,972	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	142,176
53,117	Telia Co. AB (Telecommunication Services)	239,512

		6,669,181

Switzerland – 9.3%
21,460	ABB Ltd. (Industrials)*	465,435
5,329	Actelion Ltd. (Health Care)*	887,850
3,720	Adecco Group AG (Industrials)	214,291
7,797	Aryzta AG (Consumer Staples)*	310,912
1,375	Baloise Holding AG (Financials)	163,732
211	Barry Callebaut AG (Consumer Staples)*	271,441
4,824	Cie Financiere Richemont SA (Consumer Discretionary)	278,133
21,808	Coca-Cola HBC AG (Consumer Staples)*	478,126
4,747	Credit Suisse Group AG (Financials)*	61,889
747	EMS-Chemie Holding AG (Materials)	397,999
185	Galenica AG (Health Care)	214,834
776	Geberit AG (Industrials)	338,816
244	Givaudan SA (Materials)	504,862
643,743	Glencore PLC (Materials)*	1,467,433
2,298	Julius Baer Group Ltd. (Financials)*	96,429
6,781	Kuehne + Nagel International AG (Industrials)	947,566
1,570	LafargeHolcim Ltd. (Materials)*	83,330
4,144	Lonza Group AG (Health Care)*	786,160
57,567	Nestle SA (Consumer Staples)	4,587,549

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
38,964	Novartis AG (Health Care)	$3,069,374
4,990	Pargesa Holding SA (Financials)	344,330
2,117	Partners Group Holding AG (Financials)	971,724
12,722	Roche Holding AG (Health Care)	3,104,917
1,357	Schindler Holding AG (Industrials)	256,608
1,375	Schindler Holding AG Participation Certificates (Industrials)	259,033
158	SGS SA (Industrials)	347,502
64	Sika AG (Materials)	305,230
3,577	Sonova Holding AG (Health Care)	495,476
51,494	STMicroelectronics NV (Information Technology)	384,426
1,396	Swatch Group AG (The) – Bearer (Consumer Discretionary)	359,603
5,505	Swatch Group AG (The) – Registered (Consumer Discretionary)	279,858
1,626	Swiss Life Holding AG (Financials)*	407,100
2,494	Swiss Prime Site AG (Real Estate)*	219,562
8,011	Swiss Re AG (Financials)	676,722
345	Swisscom AG (Telecommunication Services)	164,995
791	Syngenta AG (Materials)	344,802
44,962	UBS Group AG (Financials)	650,715
15,258	Wolseley PLC (Industrials)	875,273
806	Zurich Insurance Group AG (Financials)*	206,227

		26,280,264

United Kingdom – 14.3%
46,406	3i Group PLC (Financials)	373,480
20,033	Aberdeen Asset Management PLC (Financials)	84,117
38,400	Admiral Group PLC (Financials)	1,030,995
27,382	Aggreko PLC (Industrials)	365,436
20,309	ARM Holdings PLC (Information Technology)	451,114
3,430	Ashtead Group PLC (Industrials)	56,827
4,101	Associated British Foods PLC (Consumer Staples)	163,334
20,116	AstraZeneca PLC (Health Care)	1,293,321
104,860	Auto Trader Group PLC (Information Technology)(a)	512,397
24,173	Aviva PLC (Financials)	135,629
4,267	Babcock International Group PLC (Industrials)	58,455
42,477	BAE Systems PLC (Industrials)	299,579
36,562	Barclays PLC (Financials)	82,482
47,774	Barratt Developments PLC (Consumer Discretionary)	309,094
235,591	BP PLC (Energy)	1,320,300
26,043	British American Tobacco PLC (Consumer Staples)	1,611,627
28,655	British Land Co. PLC (The) REIT (Real Estate)	248,820
147,292	BT Group PLC (Telecommunication Services)	745,301
8,444	Bunzl PLC (Industrials)	260,774

Common Stocks – (continued)
United Kingdom – (continued)
39,637	Burberry Group PLC (Consumer Discretionary)	676,940
7,650	Capita PLC (Industrials)	103,699
57,480	Centrica PLC (Utilities)	175,105
63,999	CNH Industrial NV (Industrials)	466,876
1,508	Coca-Cola European Partners PLC (Consumer Staples)*	57,776
32,791	Compass Group PLC (Consumer Discretionary)	619,286
4,219	Croda International PLC (Materials)	182,898
2,000	DCC PLC (Industrials)	181,524
27,895	Diageo PLC (Consumer Staples)	770,321
98,037	Direct Line Insurance Group PLC (Financials)	473,792
35,660	Dixons Carphone PLC (Consumer Discretionary)	173,131
19,772	Fiat Chrysler Automobiles NV (Consumer Discretionary)	136,421
30,696	G4S PLC (Industrials)	92,707
65,665	GlaxoSmithKline PLC (Health Care)	1,409,563
21,870	Hammerson PLC REIT (Real Estate)	166,130
44,346	Hargreaves Lansdown PLC (Financials)	767,817
293,944	HSBC Holdings PLC (Financials)	2,172,432
17,489	ICAP PLC (Financials)	109,556
4,940	IMI PLC (Industrials)	68,387
19,733	Imperial Brands PLC (Consumer Staples)	1,032,092
14,430	Inmarsat PLC (Telecommunication Services)	145,711
6,060	InterContinental Hotels Group PLC (Consumer Discretionary)	258,818
57,777	International Consolidated Airlines Group SA (Industrials)	290,343
4,258	Intertek Group PLC (Industrials)	194,683
51,726	Intu Properties PLC REIT (Real Estate)	214,076
44,435	ITV PLC (Consumer Discretionary)	116,800
37,817	J Sainsbury PLC (Consumer Staples)	119,018
3,508	Johnson Matthey PLC (Materials)	153,362
97,940	Kingfisher PLC (Consumer Discretionary)	476,017
24,382	Land Securities Group PLC REIT (Real Estate)	349,348
136,064	Legal & General Group PLC (Financials)	374,761
172,106	Lloyds Banking Group PLC (Financials)	133,779
2,015	London Stock Exchange Group PLC (Financials)	72,706
91,897	Marks & Spencer Group PLC (Consumer Discretionary)	414,872
30,742	Meggitt PLC (Industrials)	188,551
31,866	Merlin Entertainments PLC (Consumer Discretionary)(a)	200,369
48,044	National Grid PLC (Utilities)	658,491
8,730	Next PLC (Consumer Discretionary)	631,711
58,585	Old Mutual PLC (Financials)	148,931
13,143	Persimmon PLC (Consumer Discretionary)	313,972

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
11,388	Petrofac Ltd. (Energy)	$124,017
12,014	Provident Financial PLC (Financials)	472,986
38,301	Prudential PLC (Financials)	683,970
10,368	Reckitt Benckiser Group PLC (Consumer Staples)	998,597
26,388	RELX NV (Industrials)	467,295
18,416	RELX PLC (Industrials)	348,526
11,537	Rio Tinto PLC (Materials)	347,681
16,436	Rolls-Royce Holdings PLC (Industrials)*	165,752
145,224	Royal Mail PLC (Industrials)	977,627
16,575	RSA Insurance Group PLC (Financials)	107,651
88,910	Sage Group PLC (The) (Information Technology)	844,229
7,102	Schroders PLC (Financials)	258,953
57,584	Segro PLC REIT (Real Estate)	341,793
7,890	Severn Trent PLC (Utilities)	246,041
36,015	Sky PLC (Consumer Discretionary)	400,463
31,043	Smith & Nephew PLC (Health Care)	499,675
7,620	Smiths Group PLC (Industrials)	133,830
10,818	SSE PLC (Utilities)	213,092
7,969	St James’s Place PLC (Financials)	102,491
19,536	Standard Life PLC (Financials)	93,262
27,861	Tate & Lyle PLC (Consumer Staples)	267,651
67,117	Taylor Wimpey PLC (Consumer Discretionary)	141,788
345,315	Tesco PLC (Consumer Staples)*	752,333
26,694	Unilever NV (Consumer Staples)	1,222,366
26,549	Unilever PLC (Consumer Staples)	1,227,076
21,907	United Utilities Group PLC (Utilities)	278,739
286,273	Vodafone Group PLC (Telecommunication Services)	861,780
7,594	Whitbread PLC (Consumer Discretionary)	414,941
163,736	William Hill PLC (Consumer Discretionary)	682,364
412,081	Wm Morrison Supermarkets PLC (Consumer Staples)	1,063,213
37,591	Worldpay Group PLC (Information Technology)*(a)	147,108
43,422	WPP PLC (Consumer Discretionary)	998,633

		40,581,777

United States – 0.8%
4,687	Carnival PLC (Consumer Discretionary)	224,303
18,832	QIAGEN NV (Health Care)*	497,926
11,314	Shire PLC (Health Care)	705,482
1,040	Taro Pharmaceutical Industries Ltd. (Health Care)*	131,664
8,837	Thomson Reuters Corp. (Financials)	365,792
7,185	Valeant Pharmaceuticals International, Inc. (Health Care)*	208,587

		2,133,754

TOTAL COMMON STOCKS
(Cost $274,166,406)		$281,496,639

Preferred Stocks – 0.4%
Germany – 0.4%
823	Bayerische Motoren Werke AG (Consumer Discretionary)	61,587
12,370	FUCHS PETROLUB SE (Materials)	561,829
3,848	Henkel AG & Co KGaA (Consumer Staples)	504,214

TOTAL PREFERRED STOCKS
(Cost $1,024,050)		$1,127,630

TOTAL INVESTMENTS – 99.6%
(Cost $275,190,456)		$282,624,269

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,132,981

NET ASSETS – 100.0%		$283,757,250

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,539,195, which represents approximately 0.9% of net assets as of August 31, 2016.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 99.7%
Consumer Discretionary – 21.4%
1,104	ABC-Mart, Inc.	$69,377
811	Aisin Seiki Co. Ltd.	38,302
3,000	Asics Corp.	60,821
6,882	Bandai Namco Holdings, Inc.	188,027
2,124	Benesse Holdings, Inc.	48,996
7,054	Bridgestone Corp.	242,442
4,017	Casio Computer Co. Ltd.	56,739
2,808	Denso Corp.	115,974
1,924	Dentsu, Inc.	105,840
783	Don Quijote Holdings Co. Ltd.	25,587
521	Fast Retailing Co. Ltd.	183,044
6,441	Fuji Heavy Industries Ltd.	255,187
2,820	Hakuhodo DY Holdings, Inc.	30,644
941	Hikari Tsushin, Inc.	84,607
20,628	Honda Motor Co. Ltd.	632,192
4,897	Iida Group Holdings Co. Ltd.	91,752
8,204	Isetan Mitsukoshi Holdings Ltd.	74,715
1,943	Isuzu Motors Ltd.	22,363
3,600	J Front Retailing Co. Ltd.	40,652
1,038	Koito Manufacturing Co. Ltd.	49,424
5,718	Marui Group Co. Ltd.	69,710
13,307	Mazda Motor Corp.	219,414
2,500	McDonald’s Holdings Co. Japan Ltd.	69,029
40,022	Mitsubishi Motors Corp.	183,017
686	NGK Spark Plug Co. Ltd.	12,833
3,266	NHK Spring Co. Ltd.	30,754
10,013	Nikon Corp.	147,046
14,737	Nissan Motor Co. Ltd.	144,613
1,546	Nitori Holdings Co. Ltd.	156,790
1,200	Oriental Land Co. Ltd.	70,293
20,582	Panasonic Corp.	211,123
4,679	Rakuten, Inc.	58,988
833	Rinnai Corp.	78,118
656	Ryohin Keikaku Co. Ltd.	118,345
854	Sankyo Co. Ltd.	29,640
2,081	Sega Sammy Holdings, Inc.	28,428
7,800	Sekisui Chemical Co. Ltd.	109,042
5,078	Sekisui House Ltd.	81,790
622	Shimamura Co. Ltd.	71,981
732	Shimano, Inc.	106,437
11,716	Sony Corp.	376,620
2,488	Start Today Co. Ltd.	115,578
4,074	Sumitomo Electric Industries Ltd.	60,400
2,675	Sumitomo Rubber Industries Ltd.	39,672
3,103	Suzuki Motor Corp.	102,868
7,730	Takashimaya Co. Ltd.	56,573
1,240	Toho Co. Ltd.	36,144
1,139	Toyoda Gosei Co. Ltd.	26,230
433	Toyota Industries Corp.	20,722
24,997	Toyota Motor Corp.	1,507,529
1,033	USS Co Ltd.	16,518
15,850	Yamada Denki Co. Ltd.	74,166
3,600	Yamaha Corp.	116,769
1,686	Yamaha Motor Co. Ltd.	34,556
1,593	Yokohama Rubber Co. Ltd. (The)	25,889

		7,024,310

Common Stocks – (continued)
Consumer Staples – 12.0%
11,614	Aeon Co. Ltd.	159,723
8,116	Ajinomoto Co., Inc.	172,073
6,450	Asahi Group Holdings Ltd.	211,144
1,800	Calbee, Inc.	65,345
2,152	FamilyMart Co. Ltd.	154,168
11,621	Japan Tobacco, Inc.	450,302
6,499	Kao Corp.	337,846
2,484	Kikkoman Corp.	78,169
14,749	Kirin Holdings Co. Ltd.	240,481
1,482	Kose Corp.	132,962
2,227	Lawson, Inc.	156,311
1,981	MEIJI Holdings Co. Ltd.	178,306
2,178	NH Foods Ltd.	47,693
6,199	Nisshin Seifun Group, Inc.	87,680
1,092	Nissin Foods Holdings Co. Ltd.	60,599
1,360	Pola Orbis Holdings, Inc.	108,605
9,917	Seven & i Holdings Co. Ltd.	418,118
5,837	Shiseido Co. Ltd.	146,779
1,266	Sundrug Co. Ltd.	91,797
3,822	Suntory Beverage & Food Ltd.	151,683
2,324	Toyo Suisan Kaisha Ltd.	95,153
927	Tsuruha Holdings, Inc.	90,876
3,881	Unicharm Corp.	94,291
932	Yakult Honsha Co. Ltd.	41,133
7,642	Yamazaki Baking Co. Ltd.	173,697

		3,944,934

Energy – 1.5%
9,363	Idemitsu Kosan Co. Ltd.	170,812
2,400	Inpex Corp.	20,846
64,367	JX Holdings, Inc.	240,766
3,748	Showa Shell Sekiyu KK	31,959
4,337	TonenGeneral Sekiyu KK	40,043

		504,426

Financials – 11.0%
11,926	Acom Co. Ltd.*	57,073
1,546	AEON Financial Service Co. Ltd.	28,473
15,896	Aozora Bank Ltd.	56,247
1,062	Bank of Kyoto Ltd. (The)	7,680
3,321	Chiba Bank Ltd. (The)	19,682
1,708	Chugoku Bank Ltd. (The)	21,037
4,652	Concordia Financial Group Ltd.*	23,999
1,088	Credit Saison Co. Ltd.	18,734
11,696	Dai-ichi Life Insurance Co. Ltd. (The)	162,773
13,005	Daiwa Securities Group, Inc.	75,992
3,256	Fukuoka Financial Group, Inc.	13,788
3,827	Hachijuni Bank Ltd. (The)	20,238
2,465	Hiroshima Bank Ltd. (The)	10,271
1,715	Iyo Bank Ltd. (The)	11,059
6,841	Japan Exchange Group, Inc.	106,879
1,800	Japan Post Bank Co. Ltd.	21,161
2,125	Japan Post Holdings Co. Ltd.	27,837
6,354	Joyo Bank Ltd. (The)	25,248
9,321	Kyushu Financial Group, Inc.	55,240
111,685	Mitsubishi UFJ Financial Group, Inc.	609,093
36,000	Mitsubishi UFJ Lease & Finance Co. Ltd.	168,802

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Financials – (continued)
208,200	Mizuho Financial Group, Inc.	$361,711
2,869	MS&AD Insurance Group Holdings, Inc.	81,894
16,779	Nomura Holdings, Inc.	79,049
15,616	ORIX Corp.	224,574
28,200	Resona Holdings, Inc.	129,011
2,524	SBI Holdings, Inc.	29,965
12,826	Seven Bank Ltd.	45,384
20,110	Shinsei Bank Ltd.	32,080
2,525	Shizuoka Bank Ltd. (The)	20,799
2,878	Sompo Japan Nipponkoa Holdings, Inc.	92,265
2,262	Sony Financial Holdings, Inc.	31,076
14,396	Sumitomo Mitsui Financial Group, Inc.	503,968
10,579	Sumitomo Mitsui Trust Holdings, Inc.	37,873
3,072	Suruga Bank Ltd.	73,091
6,307	T&D Holdings, Inc.	71,982
6,466	Tokio Marine Holdings, Inc.	254,051

		3,610,079

Health Care – 10.2%
7,040	Alfresa Holdings Corp.	131,428
22,584	Astellas Pharma, Inc.	345,086
1,717	Chugai Pharmaceutical Co. Ltd.	53,866
2,859	CYBERDYNE, Inc.*	45,026
10,849	Daiichi Sankyo Co. Ltd.	249,054
2,464	Eisai Co. Ltd.	143,645
1,774	Hisamitsu Pharmaceutical Co., Inc.	79,408
5,541	Hoya Corp.	214,762
5,201	Kyowa Hakko Kirin Co. Ltd.	73,815
3,666	M3, Inc.	109,695
4,221	Medipal Holdings Corp.	66,762
2,285	Miraca Holdings, Inc.	108,357
4,011	Mitsubishi Tanabe Pharma Corp.	74,454
3,398	Olympus Corp.	111,202
4,029	Ono Pharmaceutical Co. Ltd.	105,054
7,458	Otsuka Holdings Co. Ltd.	323,239
3,776	Santen Pharmaceutical Co. Ltd.	47,531
3,953	Shionogi & Co. Ltd.	176,525
5,499	Sumitomo Dainippon Pharma Co. Ltd.	92,080
3,246	Suzuken Co. Ltd.	94,115
2,284	Sysmex Corp.	147,284
581	Taisho Pharmaceutical Holdings Co. Ltd.	53,250
7,530	Takeda Pharmaceutical Co. Ltd.	331,965
4,062	Terumo Corp.	158,066

		3,335,669

Industrials – 17.0%
2,623	Amada Holdings Co. Ltd.	27,438
14,034	ANA Holdings, Inc.	38,167
3,559	Asahi Glass Co. Ltd.	22,641
1,482	Central Japan Railway Co.	243,430
3,381	Dai Nippon Printing Co. Ltd.	34,387
1,896	Daikin Industries Ltd.	175,770
2,937	East Japan Railway Co.	251,577
996	FANUC Corp.	169,763
1,617	Fuji Electric Co. Ltd.	7,379
1,373	Hankyu Hanshin Holdings, Inc.	44,335
1,307	Hino Motors Ltd.	14,481

Common Stocks – (continued)
Industrials – (continued)
8,697	Hitachi Construction Machinery Co. Ltd.	162,951
1,008	Hoshizaki Corp.	80,593
16,181	ITOCHU Corp.	191,009
2,086	Japan Airlines Co. Ltd.	63,466
1,038	Japan Airport Terminal Co. Ltd.	40,944
826	JGC Corp.	13,105
11,768	Kajima Corp.	79,071
3,438	Kamigumi Co. Ltd.	29,781
2,288	Kawasaki Heavy Industries Ltd.	6,702
10,636	Keihan Holdings Co. Ltd.	68,997
4,680	Keikyu Corp.	43,345
6,481	Keio Corp.	54,262
4,266	Keisei Electric Railway Co. Ltd.	51,307
26,194	Kintetsu Group Holdings Co. Ltd.	99,777
4,125	Komatsu Ltd.	90,189
5,734	Kubota Corp.	84,096
1,142	Kurita Water Industries Ltd.	26,045
1,858	LIXIL Group Corp.	37,489
1,500	Makita Corp.	107,749
41,606	Marubeni Corp.	207,437
18,600	Mitsubishi Corp.	387,609
12,289	Mitsubishi Electric Corp.	160,451
7,461	Mitsubishi Heavy Industries Ltd.	32,488
581	Mitsubishi Logistics Corp.	8,959
8,400	Mitsui & Co. Ltd.	111,827
116,238	Mitsui OSK Lines Ltd.	268,583
697	Nabtesco Corp.	17,985
18,459	Nagoya Railroad Co. Ltd.	90,479
1,249	NGK Insulators Ltd.	27,097
1,200	Nidec Corp.	108,149
11,319	Nippon Express Co. Ltd.	53,621
25,949	Nippon Yusen KK	47,164
1,200	NSK Ltd.	12,367
8,540	Obayashi Corp.	78,849
4,322	Odakyu Electric Railway Co. Ltd.	44,375
5,050	Park24 Co. Ltd.	147,689
3,048	Recruit Holdings Co. Ltd.	115,956
1,851	Secom Co. Ltd.	140,514
1,174	Seibu Holdings, Inc.	19,284
4,903	Shimizu Corp.	43,752
141	SMC Corp.	39,723
1,649	Sohgo Security Services Co. Ltd.	82,422
26,318	Sumitomo Corp.	285,482
10,619	Taisei Corp.	79,872
8,451	Tobu Railway Co. Ltd.	41,015
13,320	Tokyu Corp.	99,415
5,402	Toppan Printing Co. Ltd.	48,152
3,360	Toshiba Corp.*	10,629
2,724	TOTO Ltd.	103,498
8,722	Toyota Tsusho Corp.	199,509
1,084	West Japan Railway Co.	62,063
1,026	Yamato Holdings Co. Ltd.	24,218

		5,560,879

Information Technology – 10.5%
2,313	Alps Electric Co. Ltd.	52,170
7,292	Brother Industries Ltd.	122,385

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
10,024	Canon, Inc.	$287,244
6,000	FUJIFILM Holdings Corp.	225,475
27,268	Fujitsu Ltd.	138,456
20,860	GungHo Online Entertainment, Inc.	49,611
1,117	Hamamatsu Photonics KK	35,151
155	Hirose Electric Co. Ltd.	19,900
257	Hitachi High-Technologies Corp.	9,529
31,098	Hitachi Ltd.	149,124
4,931	Kakaku.com, Inc.	82,473
442	Keyence Corp.	309,936
3,000	Konami Holdings Corp.	106,009
12,636	Konica Minolta, Inc.	113,856
1,996	Kyocera Corp.	94,865
2,400	Mixi, Inc.	85,271
1,392	Murata Manufacturing Co. Ltd.	187,130
5,512	Nexon Co. Ltd.	75,511
608	Nintendo Co. Ltd.	133,286
1,977	Nomura Research Institute Ltd.	66,897
2,747	NTT Data Corp.	143,146
1,254	Obic Co. Ltd.	64,255
3,038	Omron Corp.	103,093
1,647	Oracle Corp. Japan	95,857
1,868	Otsuka Corp.	79,192
7,200	Ricoh Co. Ltd.	64,945
250	Rohm Co. Ltd.	12,496
3,735	Seiko Epson Corp.	71,569
5,667	Shimadzu Corp.	88,702
244	TDK Corp.	17,456
1,262	Tokyo Electron Ltd.	116,006
2,478	Trend Micro, Inc.	87,922
7,200	Yahoo Japan Corp.	29,375
2,737	Yaskawa Electric Corp.	40,327
5,663	Yokogawa Electric Corp.	72,543

		3,431,163

Materials – 3.9%
1,032	Air Water, Inc.	19,077
3,662	Asahi Kasei Corp.	30,886
2,985	Daicel Corp.	38,065
1,200	JSR Corp.	17,553
9,708	Kaneka Corp.	79,121
2,400	Kuraray Co. Ltd.	34,294
1,925	Maruichi Steel Tube Ltd.	66,440
21,000	Mitsubishi Chemical Holdings Corp.	132,535
2,021	Mitsubishi Gas Chemical Co., Inc.	13,677
20,140	Mitsubishi Materials Corp.	56,856
30,783	Mitsui Chemicals, Inc.	147,316
4,259	Nippon Steel & Sumitomo Metal Corp.	90,422
816	Nitto Denko Corp.	55,728
20,069	Oji Holdings Corp.	80,714
1,652	Shin-Etsu Chemical Co. Ltd.	121,287
14,343	Sumitomo Chemical Co. Ltd.	65,728
10,548	Taiheiyo Cement Corp.	32,021
11,474	Teijin Ltd.	42,819
8,982	Toray Industries, Inc.	86,524
4,000	Toyo Seikan Group Holdings Ltd.	74,172

		1,285,235

Common Stocks – (continued)
Real Estate – 4.6%
2,150	Aeon Mall Co. Ltd.	30,264
1,362	Daito Trust Construction Co. Ltd.	200,610
7,490	Daiwa House Industry Co. Ltd.	193,450
2,796	Hulic Co. Ltd.	26,491
18	Japan Prime Realty Investment Corp. REIT	79,615
16	Japan Real Estate Investment Corp. REIT	94,049
28	Japan Retail Fund Investment Corp. REIT	62,884
6,202	Mitsubishi Estate Co. Ltd.	117,342
6,605	Mitsui Fudosan Co. Ltd.	142,272
15	Nippon Building Fund, Inc. REIT	91,797
27	Nippon Prologis REIT, Inc. REIT	64,815
10,275	Nomura Real Estate Holdings, Inc.	167,484
18	Nomura Real Estate Master Fund, Inc. REIT	29,706
2,012	NTT Urban Development Corp.	18,460
2,714	Sumitomo Realty & Development Co. Ltd.	71,645
2,146	Tokyo Tatemono Co. Ltd.	25,208
8,110	Tokyu Fudosan Holdings Corp.	45,162
29	United Urban Investment Corp. REIT	51,672

		1,512,926

Telecommunication Services – 4.6%
16,313	KDDI Corp.	478,816
7,125	Nippon Telegraph & Telephone Corp.	313,146
13,652	NTT DOCOMO, Inc.	343,560
5,740	SoftBank Group Corp.	374,916

		1,510,438

Utilities – 3.0%
14,658	Chubu Electric Power Co., Inc.	198,255
3,233	Chugoku Electric Power Co., Inc. (The)	38,820
1,200	Electric Power Development Co. Ltd.	29,305
3,000	Hokuriku Electric Power Co.	35,849
15,743	Kansai Electric Power Co., Inc. (The)*	134,958
2,423	Kyushu Electric Power Co., Inc.*	22,559
15,306	Osaka Gas Co. Ltd.	60,271
1,997	Shikoku Electric Power Co., Inc.	19,037
13,466	Toho Gas Co. Ltd.	114,435
3,399	Tohoku Electric Power Co., Inc.	42,621
50,900	Tokyo Electric Power Co. Holdings, Inc.*	205,204
18,651	Tokyo Gas Co. Ltd.	79,970

		981,284

TOTAL INVESTMENTS – 99.7%
(Cost $30,903,047)		$32,701,343

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		96,005

NET ASSETS – 100.0%		$32,797,348

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2016

Shares	Description	Value
Common Stocks – 99.6%
Consumer Discretionary – 15.5%
13,566	Advance Auto Parts, Inc.	$2,135,017
18,015	Amazon.com, Inc.*	13,856,417
9,697	Aramark	367,807
6,503	AutoZone, Inc.*	4,823,925
96,856	Bed Bath & Beyond, Inc.	4,491,213
103,597	Best Buy Co., Inc.	3,986,413
20,908	BorgWarner, Inc.	719,026
42,803	Carnival Corp.	2,045,983
2,601	Charter Communications, Inc., Class A*	669,003
2,096	Chipotle Mexican Grill, Inc.*	867,178
60,065	Coach, Inc.	2,293,282
90,240	Comcast Corp., Class A	5,889,062
29,596	Dollar General Corp.	2,172,642
12,849	Dollar Tree, Inc.*	1,062,612
10,596	DR Horton, Inc.	339,708
10,173	Expedia, Inc.	1,110,078
53,679	Foot Locker, Inc.	3,523,490
435,308	Ford Motor Co.	5,484,881
14,222	General Motors Co.	453,966
27,224	Genuine Parts Co.	2,799,172
12,278	Goodyear Tire & Rubber Co. (The)	360,359
47,512	Hanesbrands, Inc.	1,260,969
22,761	Hasbro, Inc.	1,860,484
26,328	Hilton Worldwide Holdings, Inc.	628,449
87,019	Home Depot, Inc. (The)	11,670,988
39,612	Interpublic Group of Cos., Inc. (The)	916,622
11,753	Johnson Controls, Inc.	515,722
93,787	Kohl’s Corp.	4,162,267
49,606	L Brands, Inc.	3,780,473
30,957	Lear Corp.	3,599,990
6,142	Lennar Corp., Class A	290,517
11,256	LKQ Corp.*	406,229
95,596	Lowe’s Cos., Inc.	7,318,830
65,517	Macy’s, Inc.	2,370,405
9,587	Marriott International, Inc., Class A	683,841
51,048	Mattel, Inc.	1,691,220
36,498	McDonald’s Corp.	4,221,359
46,871	Michael Kors Holdings Ltd.*	2,294,335
3,201	Mohawk Industries, Inc.*	681,109
27,859	Netflix, Inc.*	2,714,860
24,650	Newell Brands, Inc.	1,308,422
101,360	NIKE, Inc., Class B	5,842,390
27,505	Omnicom Group, Inc.	2,369,006
16,934	O’Reilly Automotive, Inc.*	4,740,673
2,477	Priceline Group, Inc. (The)*	3,509,240
39,562	PVH Corp.	4,263,201
72,798	Ross Stores, Inc.	4,530,948
10,912	Royal Caribbean Cruises Ltd.	775,952
4,791	Signet Jewelers Ltd.	392,766
178,286	Sirius XM Holdings, Inc.*	738,104
267,283	Staples, Inc.	2,287,943
89,714	Starbucks Corp.	5,044,618
64,965	Target Corp.	4,559,893
16,933	Tiffany & Co.	1,208,508
12,713	Time Warner, Inc.	996,826
59,602	TJX Cos., Inc. (The)	4,615,579

Common Stocks – (continued)
Consumer Discretionary – (continued)
31,005	Tractor Supply Co.	2,602,870
23,338	TripAdvisor, Inc.*	1,423,618
13,729	Twenty-First Century Fox, Inc., Class A	336,910
17,394	Ulta Salon Cosmetics & Fragrance, Inc.*	4,299,971
38,008	Under Armour, Inc., Class A*	1,506,257
45,783	VF Corp.	2,840,835
6,859	Viacom, Inc., Class B	276,692
56,764	Walt Disney Co. (The)	5,361,927
14,428	Wyndham Worldwide Corp.	1,021,358
27,950	Yum! Brands, Inc.	2,535,345

		179,909,755

Consumer Staples – 13.6%
104,975	Altria Group, Inc.	6,937,798
67,709	Archer-Daniels-Midland Co.	2,962,946
51,530	Brown-Forman Corp., Class B	2,501,781
24,735	Bunge Ltd.	1,580,566
33,919	Campbell Soup Co.	2,059,562
30,947	Church & Dwight Co., Inc.	3,076,751
34,462	Clorox Co. (The)	4,515,900
161,068	Coca-Cola Co. (The)	6,995,183
19,450	Coca-Cola European Partners PLC	747,853
70,335	Colgate-Palmolive Co.	5,228,704
46,413	ConAgra Foods, Inc.	2,163,310
18,545	Constellation Brands, Inc., Class A	3,042,307
44,842	Costco Wholesale Corp.	7,268,440
78,711	CVS Health Corp.	7,351,607
45,513	Dr Pepper Snapple Group, Inc.	4,264,568
44,357	Estee Lauder Cos., Inc. (The), Class A	3,957,975
37,609	General Mills, Inc.	2,663,469
30,545	Hershey Co. (The)	3,051,140
40,596	Hormel Foods Corp.	1,553,203
21,816	JM Smucker Co. (The)	3,093,291
24,176	Kellogg Co.	1,987,509
30,910	Kimberly-Clark Corp.	3,958,335
27,553	Kraft Heinz Co. (The)	2,465,718
185,555	Kroger Co. (The)	5,935,904
22,125	McCormick & Co., Inc.	2,255,865
30,527	Mead Johnson Nutrition Co.	2,596,932
10,098	Molson Coors Brewing Co., Class B	1,033,227
58,047	Mondelez International, Inc., Class A	2,613,276
4,917	Monster Beverage Corp.*	756,677
85,660	PepsiCo, Inc.	9,144,205
80,240	Philip Morris International, Inc.	8,018,383
123,258	Procter & Gamble Co. (The)	10,761,656
58,347	Reynolds American, Inc.	2,892,261
256,690	Rite Aid Corp.*	1,932,876
75,348	Sysco Corp.	3,907,547
95,111	Tyson Foods, Inc., Class A	7,187,538
58,505	Walgreens Boots Alliance, Inc.	4,721,939
122,518	Wal-Mart Stores, Inc.	8,752,686
58,749	Whole Foods Market, Inc.	1,784,795

		157,723,683

Energy – 3.4%
4,426	Apache Corp.	219,972

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
63,196	Baker Hughes, Inc.	$3,104,820
46,592	Chevron Corp.	4,686,223
2,956	EOG Resources, Inc.	261,576
173,990	Exxon Mobil Corp.	15,161,489
5,390	Halliburton Co.	231,824
70,799	National Oilwell Varco, Inc.	2,374,599
13,375	Occidental Petroleum Corp.	1,027,869
5,262	ONEOK, Inc.	246,735
6,880	Phillips 66	539,736
2,187	Pioneer Natural Resources Co.	391,582
18,433	Schlumberger Ltd.	1,456,207
17,316	Spectra Energy Corp.	616,796
50,604	Tesoro Corp.	3,816,554
86,924	Valero Energy Corp.	4,811,243

		38,947,225

Financials – 9.5%
23,830	Aflac, Inc.	1,767,709
1,402	Alleghany Corp.*	751,752
33,918	Allstate Corp. (The)	2,338,985
168,253	Ally Financial, Inc.	3,371,790
41,064	American Express Co.	2,692,977
19,363	American International Group, Inc.	1,158,488
4,595	Ameriprise Financial, Inc.	464,463
157,545	Annaly Capital Management, Inc. REIT	1,687,307
17,907	Aon PLC	1,993,944
16,268	Arthur J Gallagher & Co.	803,802
379,800	Bank of America Corp.	6,129,972
15,787	Bank of New York Mellon Corp. (The)	657,844
19,836	BB&T Corp.	763,686
35,757	Berkshire Hathaway, Inc., Class B*	5,381,071
2,647	BlackRock, Inc.	986,828
46,452	Capital One Financial Corp.	3,325,963
19,621	Chubb Ltd.	2,490,494
26,051	Cincinnati Financial Corp.	2,008,793
55,342	CIT Group, Inc.	2,041,013
129,959	Citigroup, Inc.	6,204,243
13,738	CME Group, Inc.	1,488,512
11,008	Discover Financial Services	660,480
5,252	Everest Re Group Ltd.	1,015,632
89,140	Fifth Third Bancorp	1,797,062
12,188	First Republic Bank	937,988
9,897	Franklin Resources, Inc.	361,241
41,071	Hartford Financial Services Group, Inc. (The)	1,686,786
2,688	Huntington Bancshares, Inc.	26,907
4,959	Intercontinental Exchange, Inc.	1,398,537
180,786	JPMorgan Chase & Co.	12,203,055
17,947	Lincoln National Corp.	861,994
22,274	Loews Corp.	932,390
5,238	M&T Bank Corp.	619,813
1,438	Markel Corp.*	1,338,936
44,163	Marsh & McLennan Cos., Inc.	2,986,744
42,683	MetLife, Inc.	1,852,442
4,892	Moody’s Corp.	531,711

Common Stocks – (continued)
Financials – (continued)
81,885	Morgan Stanley	2,625,233
42,358	New York Community Bancorp, Inc.	640,029
6,205	Northern Trust Corp.	438,011
14,907	PNC Financial Services Group, Inc. (The)	1,343,121
8,119	Principal Financial Group, Inc.	398,399
59,234	Progressive Corp. (The)	1,928,659
17,294	Prudential Financial, Inc.	1,372,798
141,241	Regions Financial Corp.	1,408,173
20,443	S&P Global, Inc.	2,525,528
10,582	SunTrust Banks, Inc.	466,349
9,117	Synchrony Financial	253,726
21,676	T Rowe Price Group, Inc.	1,507,349
8,610	TD Ameritrade Holding Corp.	282,968
33,387	Travelers Cos., Inc. (The)	3,963,371
15,270	Unum Group	543,765
37,012	US Bancorp	1,634,080
194,195	Wells Fargo & Co.	9,865,106
5,700	Willis Towers Watson PLC	706,857

		109,624,876

Health Care – 15.0%
46,543	Abbott Laboratories	1,955,737
64,212	AbbVie, Inc.	4,115,989
48,404	Aetna, Inc.	5,669,077
39,029	Agilent Technologies, Inc.	1,833,582
15,795	Allergan PLC*	3,704,559
16,668	AmerisourceBergen Corp.	1,449,616
42,934	Amgen, Inc.	7,301,356
39,153	Anthem, Inc.	4,897,257
23,067	Baxter International, Inc.	1,077,921
9,560	Becton Dickinson and Co.	1,694,128
14,611	Biogen, Inc.*	4,465,560
53,625	Boston Scientific Corp.*	1,277,348
74,505	Bristol-Myers Squibb Co.	4,275,842
36,288	Cardinal Health, Inc.	2,891,065
27,427	Celgene Corp.*	2,927,558
21,241	Cerner Corp.*	1,370,894
19,706	Cigna Corp.	2,527,492
4,217	Cooper Cos., Inc. (The)	784,025
10,694	CR Bard, Inc.	2,361,663
36,274	Danaher Corp.	2,953,066
16,893	DaVita HealthCare Partners, Inc.*	1,091,795
17,903	DENTSPLY SIRONA, Inc.	1,100,318
33,912	Edwards Lifesciences Corp.*	3,905,306
53,215	Eli Lilly & Co.	4,137,466
54,673	Express Scripts Holding Co.*	3,974,727
111,321	Gilead Sciences, Inc.	8,725,340
10,964	HCA Holdings, Inc.*	828,330
18,277	Henry Schein, Inc.*	2,993,590
10,361	Hologic, Inc.*	398,070
10,347	Humana, Inc.	1,849,112
4,355	Illumina, Inc.*	733,121
2,669	Intuitive Surgical, Inc.*	1,832,055
1,628	Jazz Pharmaceuticals PLC*	201,595
139,702	Johnson & Johnson	16,672,037

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Health Care – (continued)
12,262	Laboratory Corp. of America Holdings*	$1,679,036
63,142	Mallinckrodt PLC*	4,706,605
6,661	McKesson Corp.	1,229,754
44,980	Medtronic PLC	3,914,609
115,670	Merck & Co., Inc.	7,262,919
11,163	Mettler-Toledo International, Inc.*	4,499,470
53,304	Mylan NV*	2,257,957
12,521	Perrigo Co. PLC	1,139,286
333,159	Pfizer, Inc.	11,593,933
14,392	Quest Diagnostics, Inc.	1,191,945
38,906	ResMed, Inc.	2,594,641
8,507	St Jude Medical, Inc.	662,865
21,032	Stryker Corp.	2,432,561
27,454	Thermo Fisher Scientific, Inc.	4,178,224
63,223	UnitedHealth Group, Inc.	8,601,489
5,209	Universal Health Services, Inc., Class B	627,841
9,350	Varian Medical Systems, Inc.*	898,816
11,693	Waters Corp.*	1,839,426
10,022	Zimmer Biomet Holdings, Inc.	1,298,951
50,298	Zoetis, Inc.	2,570,228

		173,157,153

Industrials – 9.3%
36,366	3M Co.	6,518,242
6,903	Acuity Brands, Inc.	1,899,153
11,562	Alaska Air Group, Inc.	780,782
9,359	AMETEK, Inc.	456,251
19,547	Boeing Co. (The)	2,530,359
24,802	Caterpillar, Inc.	2,032,524
49,027	CH Robinson Worldwide, Inc.	3,403,454
24,413	Cintas Corp.	2,868,772
11,942	CSX Corp.	337,720
5,117	Cummins, Inc.	642,746
7,264	Deere & Co.	614,171
80,016	Delta Air Lines, Inc.	2,940,588
12,045	Dover Corp.	873,263
10,613	Eaton Corp. PLC	706,189
43,737	Emerson Electric Co.	2,304,065
20,231	Equifax, Inc.	2,668,469
10,485	Expeditors International of Washington, Inc.	531,065
67,175	Fastenal Co.	2,895,914
7,465	FedEx Corp.	1,231,202
18,082	Fortive Corp.	952,379
14,882	Fortune Brands Home & Security, Inc.	945,900
9,646	General Dynamics Corp.	1,468,314
330,082	General Electric Co.	10,311,762
22,135	Honeywell International, Inc.	2,583,376
18,851	Illinois Tool Works, Inc.	2,240,441
7,905	Ingersoll-Rand PLC	537,461
7,356	JB Hunt Transport Services, Inc.	583,993
38,464	L-3 Communications Holdings, Inc.	5,724,213
12,805	Lockheed Martin Corp.	3,111,231
30,259	Masco Corp.	1,073,589
21,203	Nielsen Holdings PLC	1,129,696

Common Stocks – (continued)
Industrials – (continued)
15,467	Northrop Grumman Corp.	3,280,087
5,861	PACCAR, Inc.	350,722
9,636	Parker-Hannifin Corp.	1,180,699
19,635	Raytheon Co.	2,751,453
57,963	Republic Services, Inc.	2,928,291
12,541	Rockwell Automation, Inc.	1,453,878
9,037	Rockwell Collins, Inc.	756,307
8,586	Roper Technologies, Inc.	1,524,444
8,581	Sensata Technologies Holding NV*	326,764
12,568	Snap-on, Inc.	1,926,549
39,419	Southwest Airlines Co.	1,453,773
13,507	Stanley Black & Decker, Inc.	1,671,491
3,237	Stericycle, Inc.*	278,317
56,912	Textron, Inc.	2,324,855
4,040	TransDigm Group, Inc.*	1,152,168
15,840	Tyco International PLC	691,891
8,879	Union Pacific Corp.	848,211
90,104	United Continental Holdings, Inc.*	4,542,143
22,256	United Parcel Service, Inc., Class B	2,430,800
22,306	United Technologies Corp.	2,374,028
12,227	Verisk Analytics, Inc.*	1,015,452
3,350	Wabtec Corp.	256,644
43,902	Waste Management, Inc.	2,807,094
13,305	WW Grainger, Inc.	3,068,931

		108,292,276

Information Technology – 20.2%
50,552	Accenture PLC, Class A	5,813,480
37,920	Activision Blizzard, Inc.	1,568,750
23,638	Adobe Systems, Inc.*	2,418,404
11,673	Akamai Technologies, Inc.*	640,848
4,834	Alliance Data Systems Corp.*	988,940
13,522	Alphabet, Inc., Class A*	10,680,352
13,324	Alphabet, Inc., Class C*	10,220,174
47,396	Amdocs Ltd.	2,849,447
15,842	Amphenol Corp., Class A	987,115
4,179	Analog Devices, Inc.	261,438
14,631	ANSYS, Inc.*	1,391,262
279,081	Apple, Inc.	29,610,494
45,844	Applied Materials, Inc.	1,367,985
19,543	Autodesk, Inc.*	1,317,198
23,311	Automatic Data Processing, Inc.	2,093,561
34,194	CA, Inc.	1,159,519
16,931	CDK Global, Inc.	981,659
191,344	Cisco Systems, Inc.	6,015,855
33,943	Citrix Systems, Inc.*	2,959,830
27,338	Cognizant Technology Solutions Corp., Class A*	1,570,295
33,170	Corning, Inc.	752,627
123,405	eBay, Inc.*	3,968,705
47,657	Electronic Arts, Inc.*	3,871,178
112,817	EMC Corp.	3,270,565
92,369	Facebook, Inc., Class A*	11,649,578
29,428	Fidelity National Information Services, Inc.	2,334,523
35,163	Fiserv, Inc.*	3,623,547
1,731	FleetCor Technologies, Inc.*	284,230

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value
Common Stocks – (continued)
Information Technology – (continued)
16,033	Global Payments, Inc.	$1,217,706
11,560	Harris Corp.	1,074,849
44,850	Hewlett Packard Enterprise Co.	963,378
296,552	HP, Inc.	4,261,452
263,847	Intel Corp.	9,469,469
50,045	International Business Machines Corp.	7,951,150
45,742	Intuit, Inc.	5,097,946
28,532	Juniper Networks, Inc.	658,519
14,208	KLA-Tencor Corp.	984,046
13,658	Lam Research Corp.	1,274,565
57,403	Linear Technology Corp.	3,343,151
3,692	LinkedIn Corp., Class A*	711,633
38,677	MasterCard, Inc., Class A	3,737,358
16,282	Maxim Integrated Products, Inc.	663,003
9,293	Microchip Technology, Inc.	575,330
392,869	Microsoft Corp.	22,574,253
18,033	Motorola Solutions, Inc.	1,388,361
62,439	NetApp, Inc.	2,159,765
29,161	NVIDIA Corp.	1,788,736
138,915	Oracle Corp.	5,726,076
9,878	Palo Alto Networks, Inc.*	1,315,453
44,722	Paychex, Inc.	2,713,284
37,395	PayPal Holdings, Inc.*	1,389,224
39,040	QUALCOMM, Inc.	2,462,253
20,027	Red Hat, Inc.*	1,461,570
25,728	salesforce.com, Inc.*	2,043,318
48,373	Seagate Technology PLC	1,632,105
9,940	ServiceNow, Inc.*	722,340
27,033	Skyworks Solutions, Inc.	2,023,690
56,457	Symantec Corp.	1,362,307
79,301	Texas Instruments, Inc.	5,514,592
27,933	Total System Services, Inc.	1,375,700
18,326	Vantiv, Inc., Class A*	984,839
16,515	VeriSign, Inc.*	1,229,542
56,920	Visa, Inc., Class A	4,604,828
71,602	Western Digital Corp.	3,341,665
92,107	Western Union Co. (The)	1,982,143
622,356	Xerox Corp.	6,130,207
8,892	Xilinx, Inc.	482,035
8,592	Yahoo!, Inc.*	367,308

		233,410,708

Materials – 2.2%
3,623	Air Products & Chemicals, Inc.	563,811
6,260	Ashland, Inc.	732,921
5,596	Ball Corp.	443,147
6,010	Dow Chemical Co. (The)	322,377
38,450	Eastman Chemical Co.	2,610,371
9,619	Ecolab, Inc.	1,183,618
13,101	EI du Pont de Nemours & Co.	911,830
8,985	International Flavors & Fragrances, Inc.	1,245,141
14,592	International Paper Co.	707,566
5,171	LyondellBasell Industries NV, Class A	407,940
2,662	Martin Marietta Materials, Inc.	487,226
16,313	Monsanto Co.	1,737,335
13,728	Mosaic Co. (The)	412,801

Common Stocks – (continued)
Materials – (continued)
31,974	Newmont Mining Corp.	1,222,686
54,867	Nucor Corp.	2,661,598
10,417	PPG Industries, Inc.	1,102,952
8,305	Praxair, Inc.	1,013,542
19,191	Sealed Air Corp.	904,472
15,244	Sherwin-Williams Co. (The)	4,324,875
10,220	Vulcan Materials Co.	1,163,751
22,778	WestRock Co.	1,091,066

		25,251,026

Real Estate – 4.3%
19,197	American Tower Corp. REIT	2,176,556
10,196	AvalonBay Communities, Inc. REIT	1,784,402
6,504	Boston Properties, Inc. REIT	911,406
55,350	CBRE Group, Inc., Class A*	1,654,411
25,107	Crown Castle International Corp. REIT	2,379,390
18,037	Digital Realty Trust, Inc. REIT	1,787,286
4,728	Equinix, Inc. REIT	1,742,977
54,321	Equity Residential REIT	3,523,803
4,779	Essex Property Trust, Inc. REIT	1,085,311
19,881	Extra Space Storage, Inc. REIT	1,601,415
8,391	Federal Realty Investment Trust REIT	1,334,169
55,827	General Growth Properties, Inc. REIT	1,626,799
90,587	Host Hotels & Resorts, Inc. REIT	1,614,260
67,605	Kimco Realty Corp. REIT	2,031,530
31,279	Macerich Co. (The) REIT	2,561,437
45,917	Prologis, Inc. REIT	2,438,652
15,101	Public Storage REIT	3,381,718
27,594	Realty Income Corp. REIT	1,813,754
27,633	Simon Property Group, Inc. REIT	5,954,083
5,843	SL Green Realty Corp. REIT	687,838
38,163	UDR, Inc. REIT	1,380,737
22,183	Ventas, Inc. REIT	1,612,039
100,010	VEREIT, Inc. REIT	1,045,104
9,448	Vornado Realty Trust REIT	976,073
25,898	Welltower, Inc. REIT	1,987,672
40,600	Weyerhaeuser Co. REIT	1,293,110

		50,385,932

Telecommunication Services – 2.5%
272,536	AT&T, Inc.	11,141,272
145,680	CenturyLink, Inc.	4,049,904
6,861	Level 3 Communications, Inc.*	340,511
7,884	SBA Communications Corp., Class A*	899,959
32,184	T-Mobile US, Inc.*	1,491,406
203,606	Verizon Communications, Inc.	10,654,702

		28,577,754

Utilities – 4.1%
34,447	Alliant Energy Corp.	1,307,264
33,792	Ameren Corp.	1,670,001
29,120	American Electric Power Co., Inc.	1,880,278
23,831	American Water Works Co., Inc.	1,763,256
54,402	CenterPoint Energy, Inc.	1,222,413
42,701	CMS Energy Corp.	1,792,161
25,978	Consolidated Edison, Inc.	1,954,844

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
24,749	Dominion Resources, Inc.	$1,835,386
19,194	DTE Energy Co.	1,783,122
28,957	Duke Energy Corp.	2,306,715
28,824	Edison International	2,096,081
28,627	Entergy Corp.	2,238,631
27,261	Eversource Energy	1,471,276
40,969	Exelon Corp.	1,392,946
113,500	FirstEnergy Corp.	3,714,855
29,556	NextEra Energy, Inc.	3,574,503
31,044	PG&E Corp.	1,922,865
21,643	Pinnacle West Capital Corp.	1,624,091
46,805	PPL Corp.	1,627,878
24,821	Public Service Enterprise Group, Inc.	1,061,346
23,739	SCANA Corp.	1,677,160
11,622	Sempra Energy	1,216,010
50,103	Southern Co. (The)	2,571,787
31,808	WEC Energy Group, Inc.	1,904,663
48,383	Xcel Energy, Inc.	2,001,121

		47,610,653

TOTAL INVESTMENTS – 99.6%
(Cost $1,113,732,645)		$1,152,891,041

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		4,315,040

NET ASSETS – 100.0%		$1,157,206,081

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2016

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF
Assets:
Investments at value (cost $762,865,820, $32,805,708, $275,190,456, $30,903,047 and $1,113,732,645, respectively)	$862,524,969	$33,924,141	$282,624,269	$32,701,343	$1,152,891,041
Cash	4,062,074	24,187	832,799	26,813	1,995,592
Foreign currency, at value (cost $93,238, $1,241, $20,128, $360 and $—, respectively)	93,208	1,242	20,136	360	—
Deferred offering costs	11,606	—	—	—	—
Receivables:
Investments sold	55,475,458	1,690,334	12,321,116	—	—
Dividends	1,084,385	61,007	540,442	50,440	2,280,088
Foreign tax reclaims	19,032	19,323	55,012	9,993	—
Fund shares sold	—	—	148,474	—	16,805
Reimbursement from advisor	236,045	8,299	53,336	8,399	64,964
Other assets	20,747	—	—	—	—
Total assets	923,527,524	35,728,533	296,595,584	32,797,348	1,157,248,490

Liabilities:
Payables:
Investments purchased	59,386,663	1,769,047	12,796,003	—	—
Foreign capital gains tax	289,322	—	—	—	—
Management fees	292,988	—	39,908	—	42,409
Trustee fees	25,705	—	—	—	—
Accrued expenses and other liabilities	144,785	—	2,423	—	—
Total liabilities	60,139,463	1,769,047	12,838,334	—	42,409

Net Assets:
Paid-in capital	773,425,205	32,844,724	276,873,924	30,940,606	1,118,301,823
Undistributed net investment income	5,548,952	126,865	863,433	69,454	3,312,092
Accumulated net realized loss	(14,954,314)	(128,956)	(1,409,516)	(10,764)	(3,566,230)
Net unrealized gain	99,368,218	1,116,853	7,429,409	1,798,052	39,158,396
NET ASSETS	$863,388,061	$33,959,486	$283,757,250	$32,797,348	$1,157,206,081
SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	30,800,000	1,300,000	11,500,000	1,200,000	26,402,500
Net asset value per share:	$28.03	$26.12	$24.67	$27.33	$43.83

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

	ActiveBeta® Emerging Markets Equity ETF(1)	ActiveBeta® Europe Equity ETF(2)	ActiveBeta® International Equity ETF(3)	ActiveBeta® Japan Equity ETF(2)	ActiveBeta® U.S. Large Cap Equity ETF(4)
Investment income:
Dividends (net of foreign withholding taxes of $2,046,652, $111,780, $359,967, $42,975 and $1,492, respectively)	$15,078,999	$799,519	$3,105,895	$325,039	$8,811,883
Total investment income	15,078,999	799,519	3,105,895	325,039	8,811,883

Expenses:
Management fees	2,036,659	33,150	238,023	31,572	340,656
Custody, accounting and administrative services	416,761	4,819	94,549	4,673	44,017
Professional fees	119,178	27,895	69,206	27,895	91,269
Amortization of offering costs	93,502	11,265	55,747	11,279	79,394
Trustee fees	87,537	15,160	51,548	15,161	67,954
Printing and mailing cost	37,745	3,416	30,571	3,416	45,516
Registration fees	15,106	4,842	13,363	4,842	24,015
Other	157,357	16,723	33,493	16,578	63,169
Total expenses	2,963,845	117,270	586,500	115,416	755,990
Less — expense reductions	(674,705)	(75,953)	(334,206)	(75,847)	(393,369)
Net expenses	2,289,140	41,317	252,294	39,569	362,621
NET INVESTMENT INCOME	12,789,859	758,202	2,853,601	285,470	8,449,262

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments (including the effects of the foreign capital gains tax liability of $11,436, $—, $—, $— and $—, respectively)	(14,936,894)	(127,433)	(1,403,388)	(10,531)	(3,710,329)
In-kind redemptions	—	—	—	—	4,173,054
Foreign currency transactions	(117,403)	(10,250)	(4,609)	17,484	—
Unrealized gain (loss) on:
Investments (including the effects of the foreign capital gains tax liability of $278,623, $—, $—, $— and $—, respectively)	99,380,526	1,118,433	7,433,813	1,798,296	39,158,396
Foreign currency translations	(12,308)	(1,580)	(4,404)	(244)	—
Net realized and unrealized gain	84,313,921	979,170	6,021,412	1,805,005	39,621,121
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	97,103,780	1,737,372	8,875,013	2,090,475	48,070,383

(1)	For the period September 25, 2015 (commencement of operations) through August 31, 2016.
(2)	For the period March 2, 2016 (commencement of operations) through August 31, 2016.
(3)	For the period November 6, 2015 (commencement of operations) through August 31, 2016.
(4)	For the period September 17, 2015 (commencement of operations) through August 31, 2016.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF(1)	ActiveBeta® Europe Equity ETF(2)	ActiveBeta® International Equity ETF(3)	ActiveBeta® Japan Equity ETF(2)	ActiveBeta® U.S. Large Cap Equity ETF(4)
From operations:
Net investment income	$12,789,859	$758,202	$2,853,601	$285,470	$8,449,262
Net realized gain (loss)	(15,054,297)	(137,683)	(1,407,997)	6,953	462,725
Unrealized gain	99,368,218	1,116,853	7,429,409	1,798,052	39,158,396
Net increase in net assets resulting from operations	97,103,780	1,737,372	8,875,013	2,090,475	48,070,383

Distributions to shareholders:
From net investment income	(7,161,211)	(624,546)	(1,996,958)	(235,644)	(5,154,092)
Total distributions to shareholders	(7,161,211)	(624,546)	(1,996,958)	(235,644)	(5,154,092)

From share transactions:
Proceeds from sales of shares	773,445,492	32,846,660	276,879,195	30,942,517	1,168,663,742
Cost of shares redeemed	—	—	—	—	(54,473,952)
Net increase in net assets resulting from share transactions	773,445,492	32,846,660	276,879,195	30,942,517	1,114,189,790
TOTAL INCREASE	863,388,061	33,959,486	283,757,250	32,797,348	1,157,106,081

Net assets:
Beginning of period	$—	$—	$—	$—	$100,000
End of period	$863,388,061	$33,959,486	$283,757,250	$32,797,348	$1,157,206,081
Undistributed net investment income	$5,548,952	$126,865	$863,433	$69,454	$3,312,092

(1)	For the period September 25, 2015 (commencement of operations) through August 31, 2016.
(2)	For the period March 2, 2016 (commencement of operations) through August 31, 2016.
(3)	For the period November 6, 2015 (commencement of operations) through August 31, 2016.
(4)	For the period September 17, 2015 (commencement of operations) through August 31, 2016.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® Emerging Markets Equity ETF*
Per Share Operating Performance:
Net asset value, beginning of period	$25.00
Net investment income(a)	0.60
Net realized and unrealized gain	2.70
Total gain from investment operations	3.30
Distributions to shareholders from net investment income	(0.27)
Net asset value, end of period	$28.03
Market price, end of period	$28.01
Total Return at Net Asset Value(b)	13.29%
Net assets, end of period (in 000’s)	$863,388
Ratio of net expenses to average net assets	0.45	%(c)
Ratio of total expenses to average net assets	0.58	%(c)
Ratio of net investment income to average net assets	2.52	%(c)
Portfolio turnover rate(d)	44%

*	For the period September 25, 2015 to August 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® Europe Equity ETF*
Per Share Operating Performance:
Net asset value, beginning of period	$25.03
Net investment income(a)	0.60
Net realized and unrealized gain	0.97
Total gain from investment operations	1.57
Distributions to shareholders from net investment income	(0.48)
Net asset value, end of period	$26.12
Market price, end of period	$26.20
Total Return at Net Asset Value(b)	6.23%
Net assets, end of period (in 000’s)	$33,959
Ratio of net expenses to average net assets	0.25	%(c)
Ratio of total expenses to average net assets	0.71	%(c)
Ratio of net investment income to average net assets	4.61	%(c)
Portfolio turnover rate(d)	14%

*	For the period March 2, 2016 to August 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® International Equity ETF*
Per Share Operating Performance:
Net asset value, beginning of period	$24.78
Net investment income(a)	0.59
Net realized and unrealized loss	(0.37)
Total gain from investment operations	0.22
Distributions to shareholders from net investment income	(0.33)
Net asset value, end of period	$24.67
Market price, end of period	$24.78
Total Return at Net Asset Value(b)	0.90%
Net assets, end of period (in 000’s)	$283,757
Ratio of net expenses to average net assets	0.27	%(c)
Ratio of total expenses to average net assets	0.62	%(c)
Ratio of net investment income to average net assets	3.02	%(c)
Portfolio turnover rate(d)	23%

*	For the period November 6, 2015 to August 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® Japan Equity ETF*
Per Share Operating Performance:
Net asset value, beginning of period	$25.69
Net investment income(a)	0.24
Net realized and unrealized gain	1.60
Total gain from investment operations	1.84
Distributions to shareholders from net investment income	(0.20)
Net asset value, end of period	$27.33
Market price, end of period	$27.44
Total Return at Net Asset Value(b)	7.17%
Net assets, end of period (in 000’s)	$32,797
Ratio of net expenses to average net assets	0.25	%(c)
Ratio of total expenses to average net assets	0.73	%(c)
Ratio of net investment income to average net assets	1.81	%(c)
Portfolio turnover rate(d)	10%

*	For the period March 2, 2016 to August 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

	ActiveBeta® U.S. Large Cap Equity ETF*
Per Share Operating Performance:
Net asset value, beginning of period	$40.70
Net investment income(a)	0.85
Net realized and unrealized gain	2.78
Total gain from investment operations	3.63
Distributions to shareholders from net investment income	(0.50)
Net asset value, end of period	$43.83
Market price, end of period	$43.82
Total Return at Net Asset Value(b)	8.97%
Net assets, end of period (in 000’s)	$1,157,206
Ratio of net expenses to average net assets	0.09	%(c)
Ratio of total expenses to average net assets	0.19	%(c)
Ratio of net investment income to average net assets	2.11	%(c)
Portfolio turnover rate(d)	18%

*	For the period September 17, 2015 to August 31, 2016.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements

August 31, 2016

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed principally in-kind for a basket of securities and a cash amount, with respect to the ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF and the ActiveBeta® U.S. Large Cap Equity ETF. The ActiveBeta® Emerging Markets Equity ETF issues and redeems Creation Units partially for cash and partially in-kind. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes less any amounts reclaimable and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the ActiveBeta® Emerging Markets Equity ETF are being amortized on a straight-line basis over 12 months from the date of commencement of operations. The offering costs of the ActiveBeta® Europe Equity ETF, the ActiveBeta® International Equity ETF, the ActiveBeta® Japan Equity ETF and the ActiveBeta® U.S. Large Cap Equity ETF were amortized on a straight-line basis prior to the transition of the Funds to a unitary fee structure on May 1, 2016. Organization costs paid in connection with the organization of the Funds were borne by GSAM.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For all Funds, Income Distributions are declared and paid on a quarterly basis whereas Capital Gains Distributions are declared and paid on an annual basis.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. These investments are generally classified as Level 2 of the fair value hierarchy.

Exchange Traded Funds — Investments in ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. At August 31, 2016 the Funds did not hold level 3 securities.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2016:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$53,182,832	$4,580,920	$—
Asia	567,673,756	19,683,832	—
Europe	16,349,688	—	—
North America	112,256,039	—	—
South America	64,383,551	24,414,351	—
Total	$813,845,866	$48,679,103	$—

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$143,884	$—	$—
Europe	33,244,162	223,207	—
North America	304,798	—	—
Oceania	8,090	—	—
Total	$33,700,934	$223,207	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$651,675	$—	$—
Asia	73,869,913	—	—
Europe	159,624,871	1,472,564	—
North America	28,233,675	—	—
Oceania	18,771,571	—	—
Total	$281,151,705	$1,472,564	$—

GOLDMAN SACHS ETF TRUST

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$32,701,343	$—	$—
Total	$32,701,343	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,152,891,041	$—	$—
Total	$1,152,891,041	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Board of Trustees of Goldman Sachs ETF Trust approved a unitary management fee structure for the Fund and reduction of the Fund’s management fee rate then in effect under a prior management agreement. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. Prior to May 1, 2016, each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF had a non-unitary management fee structure.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2016, contractual and effective net management fees with GSAM were at the following rates for all Funds except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual Management Fee (Inception to April 30, 2016)	Contractual Unitary Management Fee (May 1, 2016 to Present)	Effective Net Management Fee
ActiveBeta® Europe Equity ETF	0.30%	0.25%	0.17%[1]
ActiveBeta® International Equity ETF	0.30%	0.25%	0.23%[1]
ActiveBeta® Japan Equity ETF	0.30%	0.25%	0.17%[1]
ActiveBeta® U.S. Large Cap Equity ETF	0.10%	0.09%	0.07%[2]

(1)	Effective March 2, 2016 through April 30, 2016, GSAM agreed to waive a portion of its management fees in order to achieve an effective net management fee rate of 0.20%.
(2)	Effective September 17, 2015 through April 30, 2016, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.07%.

For the fiscal year ended August 31, 2016, contractual and effective net management fees with GSAM were at the following rates for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual Management Fee	Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%	0.40%

B.  Distribution and Service Plans — The Trust, on behalf of the Funds, has adopted a Distribution and Service Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds are authorized to pay distribution fees in connection with the sale and distribution of their shares and pay service fees in connection with the provision of ongoing services to shareholders of each Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by any Fund, and there are no current plans to impose these fees.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds, including those funds which no longer apply an Other Expense limitation (ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF and ActiveBeta® U.S. Large Cap Equity ETF), are not obligated to reimburse GSAM for prior fiscal year’s expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

From the respective Funds’ inception dates until April 30, 2016 the Other Expense limitations as an annual percentage rate of average daily net assets for ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF and ActiveBeta® U.S. Large Cap Equity ETF were 0.05%, 0.05%, 0.05% and 0.02%, respectively.

GOLDMAN SACHS ETF TRUST

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
ActiveBeta® Emerging Markets Equity ETF	$—	$674,705	$674,705
ActiveBeta® Europe Equity ETF	5,127	70,826	75,953
ActiveBeta® International Equity ETF	17,143	317,063	334,206
ActiveBeta® Japan Equity ETF	4,985	70,862	75,847
ActiveBeta® U.S. Large Cap Equity ETF	46,703	346,666	393,369

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”).

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF(1)		ActiveBeta® Europe Equity ETF(2)
	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	30,800,000	$773,445,492	1,300,000	$32,846,660
Shares Redeemed	—	—	—	—
NET INCREASE IN SHARES	30,800,000	$773,445,492	1,300,000	$32,846,660

	ActiveBeta® International Equity ETF(3)		ActiveBeta® Japan Equity ETF(2)
	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	11,500,000	$276,879,195	1,200,000	$30,942,517
Shares Redeemed	—	—	—	—
NET INCREASE IN SHARES	11,500,000	$276,879,195	1,200,000	$30,942,517

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2016

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® U.S. Large Cap Equity ETF(4)
	Shares	Dollars

Fund Share Activity
Shares Sold	27,750,000	$1,168,663,742
Shares Redeemed	(1,350,000)	(54,473,952)
NET INCREASE IN SHARES	26,400,000	$1,114,189,790

(1)	For the period September 25, 2015 (commencement of operations) through August 31, 2016.
(2)	For the period March 2, 2016 (commencement of operations) through August 31, 2016.
(3)	For the period November 6, 2015 (commencement of operations) through August 31, 2016.
(4)	For the period September 17, 2015 (commencement of operations) through August 31, 2016.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2016, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$688,814,647	$217,319,104
ActiveBeta® Europe Equity ETF	4,665,870	4,562,403
ActiveBeta® International Equity ETF	29,435,229	27,233,692
ActiveBeta® Japan Equity ETF	2,971,016	2,977,139
ActiveBeta® U.S. Large Cap Equity ETF	80,841,317	75,317,381

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2016, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$306,298,353	$—
ActiveBeta® Europe Equity ETF	32,831,376	—
ActiveBeta® International Equity ETF	274,406,285	—
ActiveBeta® Japan Equity ETF	30,919,701	—
ActiveBeta® U.S. Large Cap Equity ETF	1,162,145,744	54,195,418

GOLDMAN SACHS ETF TRUST

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2016 was as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income*	$7,161,211	$624,546	$1,996,958	$235,644	$5,150,101
Net long-term capital gains	—	—	—	—	3,991
Total taxable distributions	$7,161,211	$624,546	$1,996,958	$235,644	$5,154,092

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of August 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$6,046,124	$146,674	$1,138,375	$111,932	$3,305,579
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	$6,046,124	$146,674	$1,138,375	$111,932	$3,305,579
Timing differences (Post-October Loss Deferral)	$(11,689,355)	$(120,230)	$(482,853)	$(10,081)	$(1,088,518)
Unrealized gains (losses) — net	$95,606,087	$1,088,318	$6,227,804	$1,754,891	$36,687,197
Total accumulated earnings (losses) net	$89,962,856	$1,114,762	$6,883,326	$1,856,742	$38,904,258

As of August 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF
Tax Cost	$766,627,951	$32,834,243	$276,392,061	$30,946,208	$1,116,203,844
Gross unrealized gain	108,200,424	2,145,954	11,847,117	2,723,149	59,519,680
Gross unrealized loss	(12,303,406)	(1,056,056)	(5,614,909)	(968,014)	(22,832,483)
Net unrealized gains (losses) on securities	$95,897,018	$1,089,898	$6,232,208	$1,755,135	$36,687,197
Net unrealized gain/(loss) on other investments	(290,931)	(1,580)	(4,404)	(244)	—
Net unrealized gain/(loss)	$95,606,087	$1,088,318	$6,227,804	$1,754,891	$36,687,197

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of underlying fund investments, partnership investments, and passive foreign investment company investments.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2016

7. TAX INFORMATION (continued)

In order to present certain components of the Funds' capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds' accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from certain non-deductible expenses, realized capital gains taxes, redemptions in kind, dividend redesignations, and from differences in the tax treatment of foreign currency transactions, partnership investments, underlying fund investments and passive foreign investment company investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
ActiveBeta® Emerging Markets Equity ETF	$(20,287)	$99,983	$(79,696)
ActiveBeta® Europe Equity ETF	(1,936)	8,727	(6,791)
ActiveBeta® International Equity ETF	(5,271)	(1,519)	6,790
ActiveBeta® Japan Equity ETF	(1,911)	(17,717)	19,628
ActiveBeta® U.S. Large Cap Equity ETF	4,012,033	(4,028,955)	16,922

GSAM has reviewed the Funds' tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds' financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Funds that invest in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS ETF TRUST

8. OTHER RISKS (continued)

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Each Index is new and has a limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

GOLDMAN SACHS ETF TRUST

Notes to Financial Statements (continued)

August 31, 2016

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of the Goldman Sachs ActiveBeta® ETFs:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, and Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (collectively the “Funds”), funds of the Goldman Sachs ETF Trust, at August 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2016

GOLDMAN SACHS ETF TRUST

Fund Expenses — Six Month Period Ended 8/31/2016 (Unaudited)

As a shareholder you incur ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2016 (or commencement of operations) and held for the six months ended August 31, 2016, which represents a period of 184 days of a 366 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF(1)				ActiveBeta® International Equity ETF				ActiveBeta® Japan Equity ETF(1)				ActiveBeta® U.S. Large Cap Equity ETF
	Beginning Account Value	Ending Account Value 8/31/2016		Expenses Paid*	Beginning Account Value	Ending Account Value 8/31/2016		Expenses Paid*	Beginning Account Value	Ending Account Value 8/31/2016		Expenses Paid*	Beginning Account Value	Ending Account Value 8/31/2016		Expenses Paid*	Beginning Account Value	Ending Account Value 8/31/2016		Expenses Paid*
Actual based on NAV	$1,000	$1,212.59		$2.50	$1,000	$1,062.30		$1.29	$1,000	$1,098.55		$1.32	$1,000	$1,071.70		$1.29	$1,000	$1,115.93		$0.48
Hypothetical 5% return	$1,000	$1,022.87	+	$2.29	$1,000	$1,023.88	+	$1.27	$1,000	$1,023.88	+	$1.27	$1,000	$1,023.88	+	$1.27	$1,000	$1,024.68	+	$0.46

*	Expenses for each Fund are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

(1)	Fund commenced operations on March 2, 2016. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 183/366 (to reflect commencement of operation).

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs ActiveBeta® Europe Equity ETF and Goldman Sachs ActiveBeta® Japan Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF and Goldman Sachs ActiveBeta® Japan Equity ETF (each, a “Fund” and together, the “Funds”) are newly-organized investment portfolios of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on March 2, 2016. At a meeting held on April 16, 2015 (the “Meeting”) in connection with each Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement with respect to each Fund, including information regarding the terms of the Management Agreement; the nature, extent, and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Funds were discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings. The Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered the investment advisory services that would be provided to the Funds by the Investment Adviser. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics. In particular, they noted that the Funds would operate as passively-managed ETFs, which would seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key Investment Adviser personnel who would be providing services to the Funds. The Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products that it had obtained through its acquisition of another investment management firm. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Funds. They also considered that although the Funds were new (and therefore had no performance data to evaluate) and would be among the first ETFs managed by the Investment Adviser, the Investment Adviser had extensive experience managing other types of registered investment companies. The Trustees concluded that the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual fee rates payable by the Funds under the Management Agreement, and the net amount expected to be retained by the Investment Adviser. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Funds, which include advisory and non-advisory services directed to the needs and operations of the Funds as ETFs. The Trustees noted that no license fees would be payable to the Investment Adviser by the Funds for use of the indices created by the Investment Adviser. The Trustees also reviewed the Funds’ projected total operating expense ratios (both gross and net of expense limitations). They compared the Funds’ projected fees and expenses to similar information for comparable ETFs advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Funds’ fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees concluded that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed a specified level. The Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Initial Approval of Management Agreement for Goldman Sachs ActiveBeta® Europe Equity ETF and Goldman Sachs ActiveBeta® Japan Equity ETF (Unaudited) (continued)

Economies of Scale

The Trustees noted that the Funds will not have management fee breakpoints. They considered the Funds’ projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the peer groups, as well as the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed a specified level. The Trustees recognized that if the assets of the Funds increase over time, the Funds and their shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be open to doing business with other areas of Goldman, Sachs & Co. (“Goldman Sachs”).

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive (or are expected to receive) certain potential benefits as a result of their relationships with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement for the Funds at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees were reasonable. The Trustees concluded that the engagement of the Investment Adviser likely would benefit the Funds and their shareholders and that the Management Agreement should be approved with respect to each Fund for a period of two years.

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Approval of Management Agreement for All Funds except ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF and Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and determines whether to approve changes to the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds. At a meeting held on April 12, 2016 (the “Meeting”) the Trustees, including all of the Trustees present who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the new Management Agreement with the Investment Adviser.

At the Meeting, the Trustees reviewed the new Management Agreement with respect to each Fund, including information regarding the terms of the Management Agreement; the nature, extent, and quality of the services provided to the Fund by the Investment Adviser; the unitary fee structure of the Fund; a comparison of the Fund’s proposed unitary fee with the fees and expenses paid by other similar exchange-traded funds (“ETFs”); potential benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits derived by the Fund from its relationship with the Investment Adviser.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings. The Trustees also drew on information they had received in their capacity as Trustees of other registered investment companies sponsored by the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

With regard to the nature, extent, and quality of the services provided by the Investment Adviser, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees considered that under the new Management Agreement, the Funds would pay a single fee to the Investment Adviser, and the Investment Adviser would pay all of the Funds’ ordinary operating expenses, including transfer agency, custody, administration, legal, and audit fees. They considered that the unitary fee rate for each Fund would be lower than its respective management fee rate under the previous management agreement. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key Investment Adviser personnel who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing quantitative investment strategies and its expertise in developing “smart beta” products. The Trustees concluded that the Investment Adviser commits substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees concluded that each Fund did not yet have a meaningful performance history.

Unitary Fee Structure and Profitability

The Trustees considered the contractual unitary fee rates which would be payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which include both advisory and administrative services directed to the needs and operations of the Funds as ETFs. The Trustees considered the new unitary fee structure, pursuant to which the Funds would pay a single fee to the Investment Adviser and the Investment Adviser would then pay all of the Funds’ ordinary operating expenses. They considered that the fee change would be favorable to each Fund’s shareholders, in that the unitary fee rate for each Fund would be lower than its respective management fee rate under the previous management agreement. The Trustees also considered information provided at previous Board meetings regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The Trustees concluded that this information was useful in evaluating the reasonableness of the unitary fee to be paid by the Funds. The Trustees recognized that they would evaluate profitability data for the Funds at a future meeting of the Board of Trustees.

Economies of Scale

The Trustees noted that the Funds would not have management fee breakpoints. They considered the Funds’ asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the peer groups.

GOLDMAN SACHS ETF TRUST

Statement Regarding Basis for Approval of Management Agreement for All Funds except ActiveBeta® Emerging Markets Equity ETF (Unaudited) (continued)

The Trustees considered information previously provided regarding the amounts of assets in each Fund, the Funds’ recent creation and redemption activity, and the costs of the services provided by the Investment Adviser and its affiliates. The Trustees recognized that if the assets of a Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (d) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman, Sachs & Co. (“Goldman Sachs”).

Other Benefits to the Funds and Their Shareholders

The Trustees observed that the Funds receive (or are expected to receive) certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; and (c) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, its costs, and the Fund’s current and/or reasonably foreseeable asset levels, and that the Management Agreement would likely benefit each Fund and its shareholders and should be approved and continued with respect to the Fund until April 16, 2017.

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 2014

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				141	None
John P. Coblentz, Jr. Age: 75	Trustee	Since 2014

Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (a consulting company) (2004-2006); and Director, Elderhostel, Inc. (a not-for-profit organization) (2006-2012). Previously, Mr. Coblentz served as Trustee of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (2003-2015).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				35	None
Linda A. Lang Age: 58	Trustee	Since 2016	Ms. Lang is retired. She is Director, WD-40 Company (2004-Present); and was formerly Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	17	WD-40 Company (a global consumer products company)
Michael Latham Age: 51	Trustee	Since 2015	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	17	None
Lawrence W. Stranghoener Age: 62	Trustee	Since 2015	Mr. Stranghoener is retired. He is Chairman of the Board of Directors, Kennametal, Inc. (2003-Present); Director, Aleris Corporation and Aleris International, Inc. (2011-Present); and was formerly Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014, Mosaic Company (a fertilizer manufacturing company). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	17	Kennametal Inc. (a global manufacturer and distributor of tooling and industrial materials)

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited) (continued)

Independent Trustees (continued)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 77	Trustee	Since 2014

Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Previously, Mr. Strubel served as Trustee of Goldman Sachs Trust (1987-2015) and Goldman Sachs Variable Insurance Trust (1997-2015).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

				35	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	Trustee and President	Since 2014	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.	139	None

*	This person is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2016.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2016, Goldman Sachs ETF Trust consisted of 15 portfolios (seven of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (91 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 16 portfolios (15 of which offered shares to the public); and Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio. Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ETF TRUST

Trustees and Officers (Unaudited)(continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2014

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016 – Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; and Goldman Sachs MLP and Energy Renaissance Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS ETF TRUST

Goldman Sachs ActiveBeta® ETFs — Tax Information (Unaudited)

From distributions paid during the year ended August 31, 2016, the total amount of income received by the ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® International Equity ETF from sources within foreign countries and possessions of the United States was $0.0870 and $0.0152 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® International Equity ETF were 100% and 100%, respectively. The total amount of taxes paid by the ActiveBeta® Emerging Markets Equity ETF and ActiveBeta® International Equity ETF to such countries was $0.0122, and $0.0047 per share, respectively.

For the year ended August 31, 2016, 100% of the dividends paid from net investment company taxable income by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® International Equity ETF, and ActiveBeta® U.S. Large Cap Equity ETF qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended August 31, 2016, 87.19% of the dividends paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity ETF qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the ActiveBeta® U.S. Large Cap Equity ETF designates $3,991, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2016.

During the year ended August 31, 2016, the ActiveBeta® Emerging Markets Equity ETF designates $1,581 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.12 trillion in assets under supervision as of June 30, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Index (the “Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN, SACHS & CO. (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz Jr. Caroline Dorsa* Linda A. Lang Michael Latham James A. McNamara Lawrence W. Stranghoener Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

* Effective as of September 15, 2016, Caroline Dorsa was appointed as a Trustee.

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 67096.MF.TMPL.10/2016 ACTBETAAR-16.GST281.10/21/2017.11841

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$162,000	$—	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$—

Tax Fees:

• PwC	$45,352	$—	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$—	$—

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2016 and August 31, 2015 were approximately $0 and $0 respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Ashok N. Bakhru, John P. Coblentz, Jr., Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, Richard P. Strubel, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	October 31, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	October 31, 2016